UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5270

THE DREYFUS/LAUREL FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	4/30/04

The following N-CSR relates only to the Registrant's series listed below and does not affect Dreyfus Premier Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for the period ending on August 31, 2004.

Dreyfus Bond Market Index Fund
Dreyfus Premier Midcap Stock Fund
Dreyfus Disciplined Stock Fund
Dreyfus Premier Large Company Stock Fund
Dreyfus Institutional Government Money Market Fund
Dreyfus Institutional Prime Money Market Fund
Dreyfus Institutional U.S. Treasury Money Market Fund
Dreyfus Money Market Reserves
Dreyfus Municipal Reserves
Dreyfus Premier Tax Managed Growth Fund
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus U.S. Treasury Reserves
Dreyfus Premier Balanced Fund
Dreyfus Premier Limited Term Income Fund
Dreyfus Premier Small Cap Value Fund

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
21	Statement of Financial Futures
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
26	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus BASIC
S&P 500 Stock Index Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC S&P 500 Index Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,Tom Durante.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. One result of the economic rebound has been higher overall earnings and stock prices for many U.S. companies.

Although recent economic news generally has been encouraging, we continue to believe that investors should be aware of the potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation and the chance that terrorism could cause instability in global markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Tom Durante, Portfolio Manager

How did Dreyfus BASIC S&P 500 Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund produced a total return of 6.12%.1 The Standard & Poor's 500 Composite Stock Price Index (the “S&P 500 Index”), the fund's benchmark, produced a 6.27% return for the same period.2,3

We attribute the fund and market's performance to heightened market volatility, in which gains achieved during the first half of the reporting period were later offset by market weakness stemming from terrorism-related concerns and the possibility of higher interest rates in a stronger economy.The difference in returns between the fund and S&P 500 Index was primarily the result of transaction costs and other operating expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. The S&P 500 Index is dominated by large-cap, blue-chip stocks that comprise nearly 75% of total U.S. market capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to reflect the industries of the U.S. economy. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the fund uses a passive management approach; all

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

investment decisions are made based on the composition of the S&P 500 Index.The fund does not attempt to manage market volatility.

What other factors influenced the fund's performance?

When the reporting period began, investors already had become more optimistic about the prospects for stronger economic growth in the United States, chiefly because interest rates remained at generational lows, corporations had begun to invest in new capital projects and lower federal income tax rates enacted in the spring of 2003 supported consumer spending. In this economic environment, investors began to feel more comfortable with investment risks, and stocks in traditional growth areas, such as technology, produced solid gains. Indeed, gains continued to be concentrated among smaller, more speculative stocks during the reporting period as investors turned to shares that had been severely beaten down during the previous bear market.

By early 2004, as the economic recovery progressed, investors began to turn their attention to larger, higher-quality stocks that historically have demonstrated an ability to generate relatively consistent earnings growth in a variety of economic climates.This shift in investor sentiment generally benefited the larger-cap companies that compose the S&P 500 Index. However, most stocks weakened in March, when terrorist attacks in Madrid sparked renewed security concerns, and April, when a stronger than expected labor market increased the perceived likelihood of higher interest rates in 2004.

Over the full reporting period, the market's strongest returns stemmed from large pharmaceutical stocks, many of which profited from the development and launch of new drugs as well as increased merger-and-acquisition activity in the health care sector. A weakening U.S. dollar relative to most major foreign currencies also helped support their profits because most large, U.S. drug manufacturers have a significant presence in overseas markets.

Energy stocks performed relatively well during the reporting period, as higher commodity prices, limited refinery capacity and rising global

4

demand helped drive gains. In the consumer staples area, food and beverage stocks posted above-average gains, especially during the second half of the reporting period, when value stocks tended to perform better than growth stocks. Many of the larger food and beverage companies also benefited from stronger overseas sales and currency gains.

On the other hand, semiconductor stocks generally produced disappointing results. Although the semiconductor group represented one of the market's better-performing areas earlier in 2003, an increase in spending to meet rising demand recently eroded their profit margins. In the consumer discretionary area, home retailers, such as Lowe's and Home Depot, produced lackluster returns because of the effects of higher gasoline prices on shipping costs as well as higher prices for lumber, copper and steel during the reporting period.

What is the fund's current strategy?

As an index fund, our strategy is to attempt to replicate the returns of the S&P 500 Index.Accordingly, as of the end of the reporting period, the percentage of the fund's assets invested in each market sector closely approximated its representation in the S&P 500 Index.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3	“Standard & Poor's,”“S&P,”“Standard & Poor's 500” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)
Common Stocks—97.8%	Shares	Value ($)

Consumer Cyclical—9.6%
Albertson's	47,686 [a]	1,113,945
AutoNation	35,800 [b]	609,316
AutoZone	11,400 [b]	998,298
Bed Bath & Beyond	38,800 [b]	1,440,256
Best Buy	42,200	2,289,350
Big Lots	15,000 [b]	212,400
Brunswick	12,150	499,487
CVS	51,568	1,992,072
Circuit City Stores—Circuit City Group	27,086	316,364
Cooper Tire & Rubber	9,653 [a]	206,478
Costco Wholesale	59,600	2,232,020
Dana	19,349	390,076
Darden Restaurants	21,450	486,057
Delphi	72,872	743,294
Delta Air Lines	15,750 [a]	97,965
Dillard's, Cl. A	10,600	178,398
Dollar General	43,846	822,551
Eastman Kodak	37,250 [a]	960,678
Eaton	19,742 [a]	1,172,280
Family Dollar Stores	22,400	719,936
Federated Department Stores	23,500	1,151,500
Ford Motor	238,211	3,658,921
Gap	116,550 [a]	2,565,266
General Motors	73,150 [a]	3,468,773
Genuine Parts	22,600	809,080
Harley-Davidson	39,450	2,221,824
Harrah's Entertainment	14,494	770,791
Hasbro	22,675	428,331
Hilton Hotels	49,350	863,132
Home Depot	296,000	10,416,240
International Game Technology	45,100	1,702,074
J.C. Penney	35,550	1,203,723
Johnson Controls	24,556	1,347,142
Jones Apparel Group	16,400	600,240
Kohl's	44,200 [b]	1,847,118
Kroger	96,900 [b]	1,695,750
Limited Brands	60,600	1,250,784

6

Common Stocks (continued)	Shares	Value ($)

Consumer Cyclical (continued)
Liz Claiborne	14,200	498,420
Lowe's Cos.	102,300	5,325,738
Marriott International, Cl. A	29,950	1,412,442
Mattel	55,950	948,912
May Department Stores	37,500	1,155,000
Maytag	10,100	281,790
McDonald's	164,100	4,468,443
NIKE, Cl. B	34,250	2,464,288
Navistar International	9,000 [b]	406,350
Nordstrom	17,850 [a]	635,996
Office Depot	40,450 [b]	708,279
PACCAR	22,774	1,285,820
RadioShack	21,352	656,788
Reebok International	7,665	278,853
Safeway	57,550 [b]	1,320,772
Sears, Roebuck & Co.	29,050	1,163,452
Southwest Airlines	102,693	1,466,456
Staples	65,000	1,674,400
Starbucks	51,550 [b]	2,003,233
Starwood Hotels & Resorts Worldwide	26,550	1,056,424
TJX Cos.	65,450	1,608,106
Target	118,550	5,141,513
Tiffany & Co.	19,100	744,900
Toys R Us	27,800 [b]	429,510
V. F.	14,050	648,548
Visteon	16,796	182,405
Wal-Mart Stores	563,000	32,091,000
Walgreen	133,300	4,596,184
Wendy's International	14,797	577,083
Whirlpool	9,050	592,865
Winn-Dixie Stores	18,250 [a]	139,065
Yum! Brands	38,260 [b]	1,484,105
		130,929,050
Consumer Staples—8.3%
Adolph Coors, Cl. B	4,765	313,108
Alberto-Culver, Cl. B	11,716	552,527
Altria Group	266,300	14,747,694

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Staples (continued)
Anheuser-Busch Cos.	106,000	5,431,440
Archer-Daniels-Midland	84,335	1,480,923
Avon Products	30,636	2,573,424
Brown-Forman, Cl. B	15,800	740,388
Campbell Soup	53,450	1,476,824
Clorox	27,350	1,416,183
Coca-Cola	318,100	16,086,317
Coca-Cola Enterprises	59,750	1,613,250
Colgate-Palmolive	69,300	4,011,084
ConAgra Foods	69,882	2,018,891
Fortune Brands	19,021	1,450,351
General Mills	48,800	2,379,000
Gillette	131,000	5,360,520
H.J. Heinz	45,850	1,751,012
Hershey Foods	16,900	1,502,241
International Flavors & Fragrances	12,200	442,250
Kellogg	53,650	2,301,585
Kimberly-Clark	65,200	4,267,340
McCormick & Co.	17,900	611,464
Newell Rubbermaid	35,678	843,428
Pactiv	20,450 [b]	469,327
Pepsi Bottling Group	33,800	989,326
PepsiCo	222,520	12,125,115
Procter & Gamble	168,150	17,781,862
R.J. Reynolds Tobacco Holdings	11,050 [a]	715,708
SUPERVALU	17,500	538,825
Sara Lee	102,900	2,374,932
Sysco	83,908	3,209,481
UST	21,600	803,736
Wm. Wrigley Jr.	29,250	1,804,725
		114,184,281
Energy—6.7%
Amerada Hess	11,650	828,665
Anadarko Petroleum	32,775	1,756,085
Apache	42,126	1,763,816
BJ Services	20,700 [b]	921,150
Baker Hughes	43,570	1,598,148

8

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Burlington Resources	25,706	1,729,243
CMS Energy	20,650 [b]	171,601
CenterPoint Energy	39,844	429,917
ChevronTexaco	139,160	12,733,140
ConocoPhillips	89,037	6,348,338
Devon Energy	30,250	1,851,300
Duke Energy	118,022	2,485,543
Dynegy, Cl. A	48,350 [a,b]	191,466
EOG Resources	14,950	736,287
El Paso	83,436	584,886
Exxon Mobil	853,056	36,297,533
Halliburton	57,000	1,698,600
Kerr-McGee	13,139	642,891
KeySpan	20,700	748,305
Kinder Morgan	16,000	963,360
Marathon Oil	44,300	1,486,708
Nabors Industries	19,100 [b]	847,276
Nicor	5,650 [a]	192,043
NiSource	34,150	688,464
Noble	17,450 [b]	648,442
Occidental Petroleum	50,500	2,383,600
Peoples Energy	4,820	201,476
Rowan Cos.	13,560 [b]	302,388
Schlumberger	76,600	4,483,398
Sempra Energy	29,542 [a]	937,958
Sunoco	10,018	630,132
Transocean	41,650 [b]	1,156,621
Unocal	33,700	1,214,548
Valero Energy	16,500	1,052,040
Williams Cos.	67,400	694,220
		91,399,588
Health Care—13.5%
Abbott Laboratories	203,450	8,955,869
Aetna	19,977	1,653,097
Allergan	17,050	1,501,253
AmerisourceBergen	14,650	848,089
Amgen	167,766 [b]	9,440,193

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Anthem	17,950 [b]	1,590,011
Applera-Applied Biosystems Group	26,800	497,676
Bausch & Lomb	6,814	428,124
Baxter International	79,400	2,513,010
Becton, Dickinson & Co.	32,900	1,663,095
Biogen	42,640 [b]	2,515,760
Biomet Idec	33,275	1,314,363
Boston Scientific	106,600 [b]	4,390,854
Bristol-Myers Squibb	252,500	6,337,750
C.R. Bard	6,750	717,323
Cardinal Health	56,550	4,142,288
Caremark Rx	58,100 [a,b]	1,966,685
Chiron	24,400 [b]	1,132,160
Eli Lilly & Co.	146,150	10,787,331
Express Scripts	10,100 [b]	781,134
Forest Laboratories	47,800 [b]	3,082,144
Genzyme	29,150 [b]	1,269,774
Guidant	40,500	2,551,905
HCA	64,450	2,618,604
Health Management Associates, Cl. A	31,650	732,065
Humana	21,050 [b]	342,904
Johnson & Johnson	386,096	20,860,767
King Pharmaceuticals	31,350 [b]	540,787
Manor Care	11,650	377,926
McKesson	37,904	1,245,525
Medco Health Solutions	35,169 [b]	1,244,983
MedImmune	32,250 [b]	781,740
Medtronic	157,700	7,957,542
Merck & Co.	289,350	13,599,450
Millipore	6,350 [b]	332,930
Mylan Laboratories	34,900	799,559
Pfizer	991,940	35,471,774
Quest Diagnostics	13,450	1,134,507
Schering-Plough	191,400	3,202,122
St. Jude Medical	22,450 [b]	1,712,037
Stryker	26,000	2,572,180
Tenet Healthcare	60,450 [b]	710,892

10

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Thermo Electron	21,500 [b]	627,800
UnitedHealth Group	81,450	5,007,546
Waters	15,800 [b]	681,770
Watson Pharmaceuticals	14,050 [b]	500,320
WellPoint Health Networks	20,200 [b]	2,256,138
Wyeth	173,250	6,595,627
Zimmer Holdings	31,420 [b]	2,508,887
		184,496,270
Interest Sensitive—23.0%
ACE	36,300	1,591,392
AFLAC	66,700	2,816,741
Allstate	91,550	4,202,145
Ambac Financial Group	13,900	959,100
American Express	167,300	8,189,335
American International Group	339,396	24,317,723
AmSouth Bancorporation	45,650 [a]	1,005,213
Aon	40,750	1,061,945
Apartment Investment & Management, Cl. A	12,100	340,857
BB&T	71,100	2,452,239
Bank of America	265,791	21,393,518
Bank of New York	100,628	2,932,300
Bank One	145,598	7,188,173
Bear Stearns Cos.	13,498	1,081,730
CIGNA	18,300	1,180,533
Capital One Financial	30,000	1,965,900
Charles Schwab	176,450 [a]	1,815,670
Charter One Financial	28,953	966,162
Chubb	24,400	1,683,600
Cincinnati Financial	21,945	899,526
Citigroup	670,026	32,221,550
Comerica	22,800	1,177,164
Countrywide Financial	35,899	2,128,811
E*TRADE Financial	47,600 [b]	540,736
Equity Office Properties Trust	52,000	1,308,840
Equity Residential	36,250	995,425
Fannie Mae	126,450	8,689,644
Federated Investors, Cl. B	14,150	416,010

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Fifth Third Bancorp	73,491	3,943,527
First Horizon National	16,300	716,548
Franklin Resources	32,400	1,776,492
Freddie Mac	89,550	5,229,720
General Electric	1,326,650	39,733,168
Golden West Financial	19,800	2,081,178
Goldman Sachs Group	62,850	6,065,025
H&R Block	23,150	1,044,297
Hartford Financial Services Group	37,900	2,314,932
Huntington Bancshares	29,876	639,346
J.P. Morgan Chase & Co.	267,763	10,067,889
Janus Capital Group	31,300	475,760
Jefferson-Pilot	18,400	912,456
KeyCorp	54,550	1,620,135
Lehman Brothers Holdings	36,050	2,646,070
Lincoln National	23,150	1,038,972
Loews	24,100	1,398,041
M&T Bank	15,500	1,317,500
MBIA	18,800	1,107,132
MBNA	166,218	4,052,395
MGIC Investment	12,850	946,017
Marsh & McLennan Cos.	69,000	3,111,900
Marshall & Ilsley	29,450	1,082,877
Mellon Financial	56,000	1,659,840
Merrill Lynch	126,250	6,846,537
MetLife	98,900	3,412,050
Morgan Stanley	142,660	7,331,297
National City	78,800	2,731,996
North Fork Bancorporation	19,750 [a]	733,120
Northern Trust	28,650	1,211,322
PNC Financial Services Group	36,050	1,914,255
Plum Creek Timber	23,800	703,528
Principal Financial Group	41,750	1,473,775
Progressive	28,200	2,468,064
ProLogis	23,600	694,312
Providian Financial	37,750 [b]	457,907
Prudential Financial	70,350	3,091,179

12

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Regions Financial	28,900	1,003,119
SLM	58,650	2,246,881
Safeco	18,000	788,220
Simon Property Group	26,550	1,279,975
SouthTrust	42,950	1,334,886
St. Paul Travelers Cos.	86,327	3,510,919
State Street	43,600	2,127,680
SunTrust Banks	36,700	2,497,435
Synovus Financial	39,300	938,091
T. Rowe Price Group	16,350	838,428
Torchmark	14,716	765,821
U.S. Bancorp	249,757	6,403,769
Union Planters	24,500 [a]	681,100
UnumProvident	38,472	598,240
Wachovia	171,034	7,824,805
Washington Mutual	116,985	4,608,039
Wells Fargo	220,080	12,425,717
XL Capital, Cl. A	17,900	1,366,665
Zions Bancorporation	11,650	658,458
		315,470,789
Producer Goods—9.4%
Air Products & Chemicals	29,550	1,471,886
Alcoa	113,238	3,482,069
Allegheny Technologies	10,433	106,625
American Power Conversion	25,850	482,361
American Standard Cos.	9,350 [b]	983,527
Ashland	9,000	431,100
Avery Dennison	14,392	924,398
Ball	7,350	485,100
Bemis	13,800	372,738
Black & Decker	10,250	592,963
Boeing	109,644	4,680,702
Boise Cascade	11,314	381,621
Burlington Northern Santa Fe	48,417	1,583,236
CSX	27,850	856,666
Caterpillar	45,150	3,509,510
Centex	16,128	773,338

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Goods (continued)
Cooper Industries, Cl. A	12,000	658,920
Crane	7,600	234,156
Cummins	5,547	331,766
Deere & Co.	31,700	2,156,868
Dover	26,400	1,056,792
Dow Chemical	121,213	4,810,944
E. I. du Pont de Nemours	129,794	5,574,652
Eastman Chemical	10,026	426,807
Ecolab	33,450	996,810
Emerson Electric	54,900	3,306,078
Engelhard	16,300	473,352
FedEx	38,792	2,789,533
Fluor	10,639 [a]	405,984
Freeport-McMoRan Copper & Gold, Cl. B	22,400	683,200
General Dynamics	25,750	2,410,715
Georgia-Pacific	32,987	1,157,844
Goodrich	15,300	440,487
Goodyear Tire & Rubber	22,400 [a,b]	195,104
Great Lakes Chemical	6,503	163,355
Hercules	14,250 [b]	158,318
Honeywell International	111,700	3,862,586
ITT Industries	12,050	955,445
Illinois Tool Works	40,050	3,452,711
Ingersoll-Rand, Cl. A	22,850	1,474,968
International Paper	62,538	2,521,532
KB HOME	6,050	417,027
Leggett & Platt	25,000	565,000
Lockheed Martin	58,650	2,797,605
Louisiana-Pacific	13,800	325,542
Masco	58,818	1,647,492
MeadWestvaco	26,146	683,718
Molex	24,725	736,310
Monsanto	34,588	1,196,399
Newmont Mining	56,224	2,102,778
Norfolk Southern	50,900	1,212,438
Northrop Grumman	24,306	2,412,370
Nucor	10,150 [a]	602,910

14

Common Stocks (continued)	Shares	Value ($)

Producer Goods (continued)
PPG Industries	22,321	1,323,858
Pall	16,353	388,874
Parker-Hannifin	15,390	850,913
Phelps Dodge	12,075 [b]	794,897
Praxair	42,300	1,546,065
Pulte Homes	16,296	801,274
Raytheon	54,100 [a]	1,745,266
Rockwell Automation	24,300	794,367
Rockwell Collins	23,200	748,200
Rohm & Haas	28,955	1,122,875
Sealed Air	11,081 [b]	543,855
Sherwin-Williams	19,000	722,950
Sigma-Aldrich	9,000 [a]	509,760
Snap-On	7,450	251,661
Stanley Works	10,577	449,628
3M	101,900	8,812,312
Temple-Inland	7,150	441,656
Textron	17,950	990,481
Thomas & Betts	7,591 [b]	182,488
Tyco International	260,182	7,141,996
Union Pacific	33,650	1,982,994
United Parcel Service, Cl. B	146,850	10,301,527
United States Steel	14,750	422,292
United Technologies	67,078	5,786,148
Vulcan Materials	13,250	612,680
W.W. Grainger	11,900	623,560
Weyerhaeuser	30,500	1,805,600
Worthington Industries	11,250	203,062
		128,417,595
Services—6.9%
ALLTEL	40,550	2,041,287
AT&T Wireless Services	354,455 [b]	4,895,024
Affiliated Computer Services, Cl. A	17,700 [b]	858,450
Allied Waste Industries	41,700 [b]	525,003
Apollo Group, Cl. A	22,900 [a,b]	2,081,152
Automatic Data Processing	76,750	3,362,418
Carnival	82,000	3,498,940

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Services (continued)
Cendant	131,086	3,104,116
Cintas	22,300	1,002,608
Clear Channel Communications	80,050	3,321,275
Comcast, Cl. A	292,796 [b]	8,813,160
Computer Sciences	24,450 [b]	1,000,250
Convergys	18,650 [b]	270,798
Deluxe	6,600	272,646
Dow Jones & Co.	10,650	490,859
Electronic Data Systems	62,450	1,142,211
Equifax	18,050	442,406
First Data	115,472	5,241,274
Fiserv	25,350 [b]	926,796
Gannett	35,250	3,055,470
IMS Health	31,200	787,800
Interpublic Group of Companies	54,000 [b]	847,260
Knight-Ridder	10,350	801,504
McGraw-Hill Cos.	24,900	1,963,614
Meredith	6,560	334,166
Monster Worldwide	14,750 [b]	377,747
Moody's	19,400	1,251,494
NEXTEL Communications, Cl. A	143,050 [b]	3,413,173
New York Times, Cl. A	19,486	892,654
Omnicom Group	24,750	1,967,872
Paychex	49,075	1,829,516
R. R. Donnelley & Sons	27,900	820,818
Robert Half International	22,250 [a]	606,757
Ryder System	8,450	310,875
SunGard Data Systems	37,350 [b]	973,714
Time Warner	592,300 [b]	9,962,486
Tribune	42,941	2,056,015
Unisys	43,200 [b]	562,896
Univision Communications, Cl. A	41,950 [b]	1,420,007
Viacom, Cl. B	227,600	8,796,740
Walt Disney	266,400	6,135,192
Waste Management	75,042	2,131,193
		94,589,636

16

Common Stocks (continued)	Shares	Value ($)

Technology—15.5%
ADC Telecommunications	104,950 [b]	262,375
Adobe Systems	31,000	1,281,540
Advanced Micro Devices	45,300 [a,b]	644,166
Agilent Technologies	61,908 [b]	1,672,135
Altera	49,300 [b]	986,493
Analog Devices	48,600	2,070,360
Andrew	20,700 [b]	350,865
Apple Computer	48,100 [b]	1,237,613
Applied Materials	218,750 [b]	3,987,813
Applied Micro Circuits	39,900 [b]	175,959
Autodesk	14,700	492,450
Avaya	55,268 [b]	756,066
BMC Software	29,250 [b]	506,025
Broadcom, Cl. A	39,350 [b]	1,485,856
CIENA	61,800 [b]	255,852
Cisco Systems	894,050 [b]	18,658,824
Citrix Systems	21,350 [b]	406,718
Computer Associates International	75,700	2,029,517
Compuware	50,050 [b]	382,883
Comverse Technology	25,050 [b]	409,818
Corning	175,300 [b]	1,933,559
Danaher	20,000	1,850,400
Dell	333,100 [b]	11,561,901
EMC	314,600 [b]	3,510,936
eBay	84,050 [b]	6,708,871
Electronic Arts	38,900 [b]	1,969,118
Gateway	48,700 [b]	234,734
Hewlett-Packard	396,865	7,818,241
Intel	843,500	21,703,255
International Business Machines	221,100	19,494,387
Intuit	25,850 [b]	1,097,850
JDS Uniphase	186,800 [b]	567,872
Jabil Circuit	26,000 [b]	686,140
KLA-Tencor	25,500 [b]	1,062,585
LSI Logic	49,332 [b]	367,030
Lexmark International	16,700 [b]	1,510,682

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Linear Technology	40,600	1,446,578
Lucent Technologies	554,171 [a,b]	1,867,556
Maxim Integrated Products	42,650	1,961,473
Mercury Interactive	11,750 [b]	499,963
Micron Technology	79,250 [b]	1,079,385
Microsoft	1,404,250	36,468,372
Motorola	304,506	5,557,234
NCR	12,350 [b]	551,922
NVIDIA	21,100 [b]	433,394
National Semiconductor	23,200 [b]	946,328
Network Appliance	44,850 [b]	835,107
Novell	49,000 [b]	472,360
Novellus Systems	19,950 [b]	577,752
Oracle	680,050 [b]	7,630,161
PMC-Sierra	22,450 [b]	272,767
Parametric Technology	34,250 [b]	156,865
PeopleSoft	47,300 [b]	798,424
PerkinElmer	16,482	317,278
Pitney Bowes	30,356	1,328,075
Power-One	10,600 [b]	91,160
QLogic	12,200 [b]	329,278
QUALCOMM	104,750	6,542,685
Sabre Holdings	18,226	429,951
Sanmina-SCI	67,450 [b]	675,849
Scientific-Atlanta	19,800	641,322
Siebel Systems	64,500 [b]	663,060
Solectron	108,850 [b]	533,365
Sun Microsystems	427,600 [b]	1,667,640
Symantec	40,500 [b]	1,824,525
Symbol Technologies	30,100	361,200
Tektronix	11,068	327,613
Tellabs	54,050 [b]	471,856
Teradyne	24,850 [b]	506,443
Texas Instruments	225,400	5,657,540
VERITAS Software	55,630 [b]	1,483,652

18

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Xerox	103,798 [b]	1,394,007
Xilinx	44,800	1,506,624
Yahoo!	86,550 [b]	4,367,313
		212,806,966
Utilities—4.9%
AES	81,000 [b]	702,270
AT&T	103,249	1,770,720
Allegheny Energy	16,300 [a,b]	224,614
Ameren	23,650	1,033,978
American Electric Power	51,390 [a]	1,564,312
BellSouth	238,300	6,150,523
Calpine	53,000 [a,b]	230,020
CenturyTel	18,800	542,944
Cinergy	23,150	878,311
Citizens Communications	37,000 [b]	482,480
Consolidated Edison	29,400	1,211,574
Constellation Energy Group	21,750	836,940
DTE Energy	22,000	858,440
Dominion Resources	42,234	2,694,952
Edison International	42,400	992,160
Entergy	29,750	1,624,350
Exelon	42,837	2,867,509
FPL Group	24,000	1,526,880
FirstEnergy	42,931	1,678,602
PG&E	54,500 [a,b]	1,499,840
PPL	23,050	987,693
Pinnacle West Capital	11,900	464,814
Progress Energy	31,924	1,365,389
Public Service Enterprise Group	30,750 [a]	1,319,175
Qwest Communications International	229,774 [b]	923,691
SBC Communications	430,328	10,715,167
Southern	95,250	2,739,390
Sprint (FON Group)	184,900	3,307,861
TECO Energy	24,400 [a]	310,612
TXU	42,170	1,439,684

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)				Shares		Value ($)

Utilities (continued)
Verizon Communications				359,292		13,559,680
Xcel Energy				51,880		867,952
						67,372,527
Total Common Stocks
(cost $1,116,483,534 )						1,339,666,702

				Principal
Short-Term Investments—2.0%				Amount ($)		Value ($)

Repurchase Agreement—1.9%
Goldman Sachs & Co., Tri-Party Repurchase Agreement,
.91%, dated 4/30/2004, due 5/3/2004 in the
amount of $25,691,948 (fully collateralized by
$17,989,000 U.S. Treasury Bond, 9.13%,
5/15/2018, value $		26,204,715)		25,690,000		25,690,000
U.S. Treasury Bills—.1%
.90%, 7/1/2004				2,000,000	[c]	1,997,040
Total Short-Term Investments
(cost $	27,687,034)					27,687,040

Investment of Cash Collateral
for Securities Loaned—1.8%				Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	24,214,975)			24,214,975	[d]	24,214,975

Total Investments		(cost $	1,168,385,543)	101.6%		1,391,568,717
Liabilities, Less Cash and Receivables				(1.6%)		(21,243,432)
Net Assets				100.0%		1,370,325,285
a All or a portion of these securities are on loan.At April 30, 2004, the total market value of the fund's securities on loan is $25,641,248 and the total market value of the collateral held by the fund is $26,981,025, consisting of cash collateral of $24,214,975 and letters of credit valued at $2,766,050.

b	Non-income producing.
c	Partially held by the broker in a segregated account as collateral for open financial futures positions.
d	Investment in affiliated money market mutual funds.

See notes to financial statements.

20

STATEMENT OF FINANCIAL FUTURES

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2004 ($)

Financial Futures Long
Standard & Poor's 500	101	27,929,025	June 2004	(585,900)

See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $25,641,248)—Note 1(b,d):
Unaffiliated issuers	1,144,170,568	1,367,353,742
Affiliated issuers	24,214,975	24,214,975
Cash		3,838,713
Receivable for investment securities sold		1,824,621
Dividends and interest receivable		1,503,800
Receivable for shares of Capital Stock subscribed		267,042
		1,399,002,893

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		243,980
Liability for securities on loan—Note 1(b)		24,214,975
Payable for shares of Capital Stock redeemed		2,820,350
Payable for investment securities purchased		1,175,759
Payable for futures variation margin—Note 1(e)		222,544
		28,677,608

Net Assets ( $)		1,370,325,285

Composition of Net Assets ($):
Paid-in capital		1,347,776,918
Accumulated undistributed investment income—net		5,665,958
Accumulated net realized gain (loss) on investments		(205,714,865)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($585,900) net unrealized
(depreciation) on financial futures]		222,597,274

Net Assets ( $)		1,370,325,285

Shares Outstanding
(150 million shares of	$.001 par value Capital Stock authorized)	59,206,368
Net Asset Value, offering and redemption price per share ($)		23.14

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)
Investment Income ($):
Income:
Cash dividends	11,211,465
Interest	90,964
Income on securities lending	13,845
Total Income	11,316,274
Expenses:
Management fee—Note 2(a)	1,346,176
Loan commitment fees—Note 4	6,203
Interest expense—Note 4	4,811
Total Expenses	1,357,190
Investment Income—Net	9,959,084

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(27,122,426)
Net realized gain (loss) on financial futures	656,121
Net Realized Gain (Loss)	(26,466,305)
Net unrealized appreciation (depreciation) on investments [including
($592,350) net unrealized (depreciation) on financial futures]	94,847,320
Net Realized and Unrealized Gain (Loss) on Investments	68,381,015
Net Increase in Net Assets Resulting from Operations	78,340,099

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	9,959,084	19,630,422
Net realized gain (loss) on investments	(26,466,305)	(50,216,155)
Net unrealized appreciation
(depreciation) on investments	94,847,320	268,052,604
Net Increase (Decrease) in Net Assets
Resulting from Operations	78,340,099	237,466,871

Dividends to Shareholders from ($):
Investment income—net	(11,147,689)	(17,717,410)

Capital Stock Transactions ($):
Net proceeds from shares sold	166,677,487	372,738,581
Dividends reinvested	10,161,554	16,072,034
Cost of shares redeemed	(205,253,346)	(391,152,994)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(28,414,305)	(2,342,379)
Total Increase (Decrease) in Net Assets	38,778,105	217,407,082

Net Assets ($):
Beginning of Period	1,331,547,180	1,114,140,098
End of Period	1,370,325,285	1,331,547,180
Undistributed investment income—net	5,665,958	6,854,563

Capital Share Transactions (Shares):
Shares sold	7,151,726	19,235,475
Shares issued for dividends reinvested	461,827	831,457
Shares redeemed	(8,964,004)	(19,695,068)
Net Increase (Decrease) in Shares Outstanding	(1,350,451)	371,864

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	21.99	18.51	22.16	29.94	28.76	23.34
Investment Operations:
Investment income—net[a]	.17	.31	.29	.28	.31	.34
Net realized and
unrealized gain (loss)
on investments	1.17	3.45	(3.64)	(7.72)	1.38	5.52
Total from
Investment Operations	1.34	3.76	(3.35)	(7.44)	1.69	5.86
Distributions:
Dividends from
investment income—net	(.19)	(.28)	(.30)	(.30)	(.28)	(.35)
Dividends from net realized
gain on investments	—	—	—	(.04)	(.23)	(.09)
Total Distributions	(.19)	(.28)	(.30)	(.34)	(.51)	(.44)
Net asset value,
end of period	23.14	21.99	18.51	22.16	29.94	28.76

Total Return (%)	6.12[b]	20.56	(15.32)	(25.08)	5.92	25.34

Ratios/Supplemental
Data (%):
Ratio of expenses
to average net assets	.10[b]	.20	.20	.20	.20	.20
Ratio of net investment
income to average
net assets	.74[b]	1.59	1.35	1.10	1.04	1.23
Portfolio Turnover Rate	2.74[b]	8.01	4.72	6.34	4.16	16.58

Net Assets,
end of period
($ x 1,000)	1,370,325	1,331,547	1,114,140	1,292,792	1,989,765	1,747,282
  a Based on average shares outstanding at each month end.
  Not annualized.
  See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign

26

exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(e) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading.Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2004, are set forth in the Statement of Financial Futures.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution

28

requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $151,876,183 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $44,810,490 of the carryover expires in fiscal 2009, $62,001,872 expires in fiscal 2010 and $45,063,821 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 was as follows: ordinary income $17,717,410. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, com-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

mitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The component of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $243,980.

(b) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund's securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the

30

period ended April 30, 2004, amounted to $36,579,753 and $82,356,624, respectively.

At April 30, 2004, accumulated net unrealized appreciation on investments was $223,183,174, consisting of $361,519,562 gross unrealized appreciation and $138,336,388 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2004 was approximately $690,100, with a related weighted average annualized interest rate of ..70%.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

32

For More Information

Dreyfus BASIC
S&P 500 Stock Index Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

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On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0713SA0404

Dreyfus
Bond Market
Index Fund

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
27	Financial Highlights
29	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus
Bond Market Index Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Bond Market Index Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund achieved total returns of 1.05% for its Investor shares and 1.09% for its BASIC shares.1 The fund's benchmark, the Lehman Brothers U.S.Aggregate Index (the “Index”), achieved a total return of 1.25% for the same period.2

We attribute the fund's and market's returns to improved market conditions as international tensions and geopolitical concerns began to dissipate and the economic outlook began to improve. Corporate securities continued to rally during the reporting period, especially those issues with ratings in the lower investment-grade range. While we attempted to adhere to the same overall sector weightings as the Index, the Index contains many more individual holdings than the fund, and this variance caused the fund's returns to trail its benchmark.

What is the fund's investment approach?

The fund seeks to match the total return of the Index.To pursue that goal, the fund invests primarily in securities that are included in the Index.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 securities in the Index.As a matter of policy, the fund's average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index.As of April 30, 2004, the average effective duration of the fund was approximately 4.64 years.

What other factors influenced the fund's performance?

During the reporting period, several factors influenced the fund's performance, including a strengthening U.S. economy, historically low interest rates and improving investor sentiment toward corporate

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds. Over the last two months of 2003, the U.S. economy advanced at a relatively lethargic pace, primarily due to continued weakness in U.S. labor markets, rising oil prices and geopolitical tensions stemming from the war in Iraq. In this environment, the Federal Reserve Board (the “Fed”) chose to leave short-term interest rates unchanged. However, it should be noted that the federal funds rate — the overnight lending rate charged among banks — was already at a 46-year low of 1% as a result of the Fed's aggressively accommodative monetary policy.

While the economy continued to rebound during the first quarter of 2004, the recovery appeared to be a jobless one, with few new jobs created.As a result, many fixed-income investors believed that the Fed would refrain from raising short-term interest rates until it saw more convincing signs that inflationary pressures were resurfacing. Indeed, the Fed indicated in its public comments that it could afford to be “patient” before raising rates.

In the reporting period's low interest-rate environment, many homeowners refinanced their mortgages at lower borrowing costs. This surge in refinancing hurt mortgage-backed securities, primarily because it resulted in an above-average level of loan prepayments, effectively returning principal to bondholders. Because mortgage-backed securities represented approximately one-third of the Index and the fund, these developments hindered the fund's overall return for the reporting period.

On a more positive note, corporate securities produced relatively strong returns during the reporting period, due in large part to progress made by corporate issuers in strengthening their balance sheets by controlling spending and refinancing debt at lower rates. When business conditions and earnings began to improve for many of these corporations in the recovering economy, investors became more comfortable with the risks of corporate debt, and many apparently were willing to assume more risk in exchange for higher yields than

4

were available from less credit-sensitive bonds. As investor demand strengthened, gains among corporate bonds were led by triple-B-rated securities in industry groups — including the telecommunications, utilities, automobile, and, to a lesser degree, financial sectors — that had been severely punished during the previous downturn.

Finally, while U.S.Treasury securities provided attractive total returns during the first three months of the reporting period, those gains were offset in April 2004, when better than expected labor statistics caused many investors to conclude that the Fed may increase short-term interest rates sometime this year.

What is the fund's current strategy?

As an index fund, our goal is to seek to replicate the return of the Index.To achieve this goal, we attempt to mirror four key elements of the Index: average effective duration, industry group composition, credit quality and coupon rate.

As of the end of the reporting period, the fund's asset allocation was approximately 35% mortgage-backed securities, 29% corporate bonds and asset-backed securities, 21% U.S.Treasury securities and 12% U.S. government agency bonds. The balance of the fund's assets was invested in repurchase agreements. In addition, like the Index, the majority of the fund's corporate securities carried credit ratings in the single-A range.

May 17, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)
	Principal
Bonds and Notes—96.4%	Amount ($)		Value ($)

Aerospace & Defense—.6%
Boeing:
Debs., 7.25%, 2025	150,000		168,103
Debs., 8.1%, 2006	25,000		27,845
General Dynamics,
Sr. Notes, 2.125%, 2006	500,000	[a]	494,315
Lockheed Martin,
Notes, 8.2%, 2009	200,000		237,836
Northrop Grumman,
Debs., 7.75%, 2016	250,000		296,422
Raytheon:
Notes, 6.5%, 2005	275,000		288,433
Notes, 6.75%, 2007	550,000		603,171
United Technologies,
Debs., 8.75%, 2021	50,000		64,737
			2,180,862
Asset-Backed Ctfs.-Auto Loans—.7%
DaimlerChrysler Auto Trust,
Ser. 2000-C, Cl. A4, 6.85%, 2005	149,875		151,263
Honda Auto Receivables Owner Trust,
Ser. 2002-1, Cl. A4, 4.22%, 2007	1,500,000		1,529,373
WFS Financial Owner Trust,
Ser. 2003-4, Cl. A4, 3.15%, 2011	1,000,000		997,072
			2,677,708
Asset-Backed Ctfs.-Credit Cards—.9%
Bank One Issuance Trust,
Ser. 2004-A1, Cl. A1, 3.45%, 2011	950,000		927,758
Capital One Master Trust:
Ser. 2001-3A, Cl. A, 5.45%, 2009	1,000,000		1,046,819
Ser. 2001-5, Cl. A, 5.3%, 2009	400,000		421,428
Chemical Master Credit Card Trust 1,
Ser. 1996-3, Cl. A, 7.09%, 2009	700,000		762,222
MBNA Master Credit Card Trust,
Ser. 1995-C, Cl. A, 6.45%, 2008	400,000		420,040
			3,578,267
Asset-Backed Ctfs.-Utilities—.5%
CPL Transition Funding,
Ser. 2002-1, Cl. A4, 5.96%, 2015	550,000		586,925
California Infrastructure PG&E-1,
Ser. 1997-1, Cl. A8, 6.48%, 2009	850,000		927,832

6

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Asset-Backed Ctfs.-Utilities (continued)
Peco Energy Transition Trust,
Ser. 1999-A, Cl. A7, 6.13%, 2009	235,000		255,272
			1,770,029
Automotive—2.3%
DaimlerChrysler:
Debs., 7.45%, 2027	50,000		51,869
Notes, 4.05%, 2008	1,225,000	[a]	1,204,397
Delphi Automotive Systems,
Debs., 7.125%, 2029	125,000	[a]	126,019
Ford Motor,
Global Landmark Securities, 7.45%, 2031	150,000	[a]	146,646
Ford Motor Credit,
Bonds, 7.375%, 2011	1,925,000		2,061,192
GMAC:
Debs., 6%, 2011	70,000		68,097
Notes, 6.75%, 2006	3,200,000	[a]	3,389,859
General Motors:
Debs., 8.375%, 2033	450,000	[a]	488,078
Debs., 8.8%, 2021	150,000		168,360
Hertz,
Sr. Notes, 8.25%, 2005	300,000		314,951
TRW,
Notes, 6.25%, 2010	100,000		103,839
Toyota Motor Credit,
Notes, 4.35%, 2010	650,000		646,047
			8,769,354
Banking—3.5%
BB&T,
Sub. Notes, 4.75%, 2012	325,000		320,010
Bank of America,
Sub. Notes, 7.8%, 2010	1,150,000	[a]	1,338,747
Bank of New York,
Sr. Notes, 5.2%, 2007	450,000		478,194
Bank One:
Notes, 6.875%, 2006	500,000		544,263
Sub. Notes, 5.9%, 2011	500,000		534,886
Banker's Trust New York,
Sub. Notes, 7.5%, 2015	75,000		86,848

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Banking (continued)
Bayerische Landesbank New York,
Sr. Notes, Ser. F, 5.875%, 2008	300,000		323,165
Capital One Bank,
Notes, 4.25%, 2008	275,000		272,794
Citigroup:
Debs., 6.625%, 2028	100,000		105,942
Notes, 6%, 2012	1,150,000	[a]	1,238,578
Dresdner Bank-New York,
Sub. Debs., 7.25%, 2015	145,000		163,950
FBS Capital I,
Capital Securities, 8.09%, 2026	100,000		112,177
FleetBoston Financial,
Sub. Notes, 7.375%, 2009	175,000		200,717
HSBC,
Sub. Notes, 7.5%, 2009	200,000		229,762
J.P. Morgan Chase & Co.:
Sr. Notes, 4%, 2008	1,000,000		1,009,606
Sr. Notes, 5.625%, 2006	500,000		529,686
Key Bank,
Sub. Debs., 6.95%, 2028	100,000		108,024
MBNA America Bank:
Sr. Notes, 7.75%, 2005	300,000	[b]	321,104
Sub. Notes, 6.75, 2008	100,000	[b]	110,207
NB Capital Trust IV,
Capital Securities, 8.25%, 2027	55,000		61,388
NationsBank:
Sub. Notes, 6.875%, 2005	10,000		10,380
Sub. Notes, 7.8%, 2016	160,000		190,544
PNC Funding:
Notes, 7%, 2004	225,000		229,051
Sub. Notes, 5.25%, 2015	450,000		441,419
Royal Bank of Scotland,
Sub. Notes, 6.375%, 2011	910,000		999,512
Santander Finance Issuances,
Sub. Notes, 7.25%, 2006	100,000		109,306
Sanwa Finance Aruba,
Notes, 8.35%, 2009	150,000		174,119
State Street Bank & Trust,
Sub. Notes, 5.25%, 2018	200,000		197,949
U.S. Bank,
Sub. Notes, 6.375%, 2011	100,000		110,048

8

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Banking (continued)
Union Planters,
Notes, 4.375%, 2010	400,000		392,138
Wachovia Bank,
Sub. Notes, 5%, 2015	250,000	[a]	241,308
Washington Mutual Finance,
Sr. Notes, 6.25%, 2006	500,000		535,521
Wells Fargo & Co.,
Sub. Notes, 6.375%, 2011	420,000		459,792
Wells Fargo Capital I,
Capital Securities, 7.96%, 2026	30,000		33,400
Westdeutsche Landesbank,
Sub. Notes, 6.75%, 2005	600,000		630,805
Westpac Banking,
Sub. Notes, 4.625%, 2018	500,000		449,561
Zions Bancorp,
Sub. Notes, 6%, 2015	250,000		258,600
			13,553,501
Broadcasting & Media—.4%
Clear Channel Communications,
Notes, 4.25%, 2009	750,000		744,665
Comcast Cable Communications,
Sr. Notes, 6.75%, 2011	600,000	[a]	658,431
Cox Communications,
Debs., 6.8%, 2028	150,000	[a]	154,412
Liberty Media,
Sr. Notes, 5.7%, 2013	25,000		25,041
			1,582,549
Building & Construction—.2%
Centex,
Sr. Notes, 5.125%, 2013	500,000		479,088
MASCO,
Debs., 7.125%, 2013	200,000		226,065
			705,153
Chemicals—.2%
Eastman Chemical,
Notes, 3.25%, 2008	700,000		672,934
Morton International,
Debs., 9.625%, 2020	5,000		6,553

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Chemicals (continued)
Potash-Saskatchewan,
Notes, 7.75%, 2011	200,000		233,364
			912,851
Commercial Mortgage Pass-Through Ctfs.—2.2%
Asset Securitization,
Ser. 1997-D4, Cl. A1D, 7.49%, 2029	294,339		323,040
Bear Stearns Commercial Mortgage Securities,
Ser. 1999-WF2, Cl. A2, 7.08%, 2009	250,000		281,255
CS First Boston Mortgage Securities,
Ser. 1999-C1, Cl. A2, 7.29%, 2041	1,050,000		1,187,671
Chase Commercial Mortgage Securities,
Ser. 2000-2, Cl. A2, 7.631%, 2032	250,000		287,188
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3, 6.269%, 2035	850,000		923,206
GMAC Commercial Mortgage Securities:
Ser. 1998-C1, Cl. A2, 6.7%, 2030	225,000		247,202
Ser. 1998-C2, Cl. A2, 6.42%, 2035	993,000		1,085,340
Heller Financial Commercial Mortgage Assets,
Ser. 1999-PH1, Cl. A2, 6.847%, 2031	500,000		556,664
LB Commercial Conduit Mortgage Trust,
Ser. 1999-C2, Cl. A2, 7.325%, 2032	200,000		226,808
LB-UBS Commercial Mortgage Trust,
Ser. 2000-C3, Cl. A2, 7.95%, 2010	1,100,000		1,285,281
Morgan Stanley Capital I:
Ser. 1998-WF1, Cl. A1, 6.25%, 2030	67,363		68,561
Ser. 2004-T13, Cl. A4, 4.66%, 2045	1,000,000		962,302
Morgan Stanley Dean Witter Capital I,
Ser. 2003-HQ2, Cl. A2, 4.92%, 2035	500,000		494,797
Salomon Brothers Mortgage Securities VII,
Ser. 2000-C1, Cl. A2, 7.52%, 2009	300,000		342,927
			8,272,242
Commercial Services—.1%
Cendant,
Sr. Notes, 7.375%, 2013	500,000		566,447
Consumer—.4%
Avon Products,
Sr. Notes, 4.2%, 2018	250,000	[a]	221,987
Procter & Gamble,
Notes, 6.875%, 2009	1,000,000		1,137,652
			1,359,639

10

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Data Processing—.1%
First Data,
Sr. Notes, 5.625%, 2011	250,000		264,362
Drugs & Pharmaceuticals—.4%
Abbott Laboratories,
Notes, 5.625%, 2006	650,000		690,664
Bristol-Myers Squibb,
Notes, 5.75%, 2011	250,000		264,238
Merck & Co.,
Debs., 6.4%, 2028	300,000		320,028
Wyeth,
Bonds, 6.5%, 2034	400,000		399,114
			1,674,044
Entertainment/Media—.4%
News America,
Debs., 8.25%, 2018	150,000		180,676
Time Warner Cos.,
Notes, 6.95%, 2028	850,000		873,207
Viacom,
Debs., 7.625%, 2016	125,000		149,209
Walt Disney:
Debs., 7.55%, 2093	100,000		108,554
Sr. Notes, 7%, 2032	150,000	[a]	160,077
Sr. Notes, Ser. B, 6.75%, 2006	20,000		21,358
			1,493,081
Financial Services—2.9%
Aetna,
Debs., 7.625%, 2026	50,000		56,278
American General Finance,
Medium-Term Notes, Ser. F, 5.875%, 2006	350,000		373,170
CIT,
Sr. Notes, 5.5%, 2007	1,350,000		1,427,579
Countrywide Capital Industries,
Notes, 8%, 2026	200,000		214,042
Countrywide Home Loan,
Medium-Term Notes, Ser. J, 5.5%, 2006	400,000		421,148
Credit Suisse First Boston USA,
Notes, 5.875%, 2006	1,300,000		1,385,859
General Electric Capital:
Debs., 8.3%, 2009	15,000		17,828
Medium-Term Notes, Ser. A, 5%, 2007	1,250,000		1,312,128

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Financial Services (continued)
General Electric Capital (continued):
Medium-Term Notes, Ser. A, 5.45%, 2013	1,000,000		1,025,635
Goldman Sachs:
Medium-Term Notes, Ser. B, 7.35%, 2009	100,000		114,045
Sr. Notes, 6.6%, 2012	1,000,000		1,096,673
Sub. Notes, Ser. B, 6.345%, 2034	350,000	[a]	335,631
Household Finance,
Notes, 8%, 2010	630,000		742,572
Lehman Brothers,
Notes, 6.625%, 2012	650,000		718,836
Merrill Lynch & Co.,
Notes, 6.875%, 2018	150,000		166,802
Morgan Stanley Dean Witter,
Notes, 7.25%, 2032	600,000		680,956
Paine Webber,
Sr. Notes, 6.55%, 2008	150,000		164,798
SLM,
Medium-Term Notes, 5.125%, 2012	850,000		854,532
			11,108,512
Food & Beverages—1.4%
Albertson's,
Sr. Notes, 7.25%, 2013	250,000		279,290
Anheuser-Busch,
Debs., 7.55%, 2030	200,000		239,744
Archer-Daniels-Midland,
Debs., 7.125%, 2013	300,000		345,578
Bottling Group,
Notes, 4.625%, 2012	350,000		344,428
Coca-Cola Enterprises,
Debs., 8.5%, 2022	100,000		127,759
Coors Brewing,
Sr. Notes, 6.375%, 2012	130,000		140,583
Diageo Capital,
Notes, 6.125%, 2005	200,000		210,063
General Mills,
Notes, 6%, 2012	125,000		132,741
H.J. Heinz,
Debs., 6.375%, 2028	100,000		104,156
Hershey Foods,
Debs., 8.8%, 2021	30,000		39,937

12

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Food & Beverages (continued)
Kellogg,
Notes, Ser. B, 6%, 2006	300,000		318,613
Kraft Foods,
Notes, 4.625%, 2006	450,000		465,688
Kroger:
Sr. Notes, 7.25%, 2009	550,000	[a]	618,815
Sr. Notes, 8.05%, 2010	400,000		466,254
McDonald's,
Medium-Term Notes, 6%, 2011	300,000		322,067
Nabisco,
Debs., 7.55%, 2015	40,000		46,765
Safeway,
Sr. Notes, 5.8%, 2012	210,000	[a]	216,080
Sara Lee,
Notes, 6.25%, 2011	300,000		328,919
Sysco:
Notes, 4.75%, 2005	200,000		206,130
Sr. Notes, 7%, 2006	25,000		27,121
Unilever Capital,
Notes, 5.9%, 2032	250,000		244,033
			5,224,764
Foreign—3.9%
Asian Development Bank,
Medium-Term Notes, 4.5%, 2012	750,000		750,164
European Investment Bank,
Notes, 4.625%, 2007	500,000		524,554
Hydro-Quebec:
Debs., Ser. HH, 8.5%, 2029	200,000		268,295
Debs., Ser. HK, 9.375%, 2030	20,000		29,042
Inter-American Development Bank,
Bonds, 5.75%, 2008	1,600,000		1,735,048
International Bank for Reconstruction & Development,
Notes, 5%, 2006	2,000,000		2,101,084
KFW International Finance:
Debs., 8%, 2010	35,000		41,581
Notes, 2.5%, 2005	1,500,000		1,511,654
Notes, 5.25%, 2006	300,000	[a]	317,680
Kingdom of Spain,
Notes, 7%, 2005	200,000		211,844

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Foreign (continued)
Korea Development Bank:
Bonds, 7.25%, 2006	300,000		324,944
Notes, 5.5%, 2012	350,000	[a]	354,147
Malaysia,
Notes, 8.75%, 2009	330,000		393,327
PEMEX Project Funding Master Trust,
Notes, 7.375%, 2014	400,000		420,000
Province of British Columbia,
Bonds, 6.5%, 2026	25,000		27,948
Province of Manitoba,
Debs., 8.8%, 2020	10,000		13,598
Province of Ontario,
Sr. Unsub. Notes, 5.5%, 2008	500,000		533,349
Province of Quebec,
Debs., 7.5%, 2023	600,000		732,413
Republic of Finland,
Bonds, 6.95%, 2026	25,000		28,843
Republic of Italy:
Debs., 6.875%, 2023	70,000		81,137
Medium-Term Notes, 5.375%, 2033	550,000		524,186
Sr. Notes, 2.75%, 2006	500,000		495,857
Republic of Korea,
Notes, 8.875%, 2008	840,000	[a]	986,580
United Mexican States,
Notes, Ser. A, 9.875%, 2010	2,025,000		2,488,725
			14,896,000
Industrial—.5%
Caterpillar,
Debs., 9.375%, 2011	150,000		194,179
Emerson Electric,
Notes, 6.3%, 2005	35,000		37,070
John Deere Capital,
Notes, 7%, 2012	600,000		680,237
Praxair,
Notes, 2.75%, 2008	900,000		864,407
USA Waste Services,
Sr. Notes, 7%, 2028	300,000		316,802
			2,092,695

14

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Insurance—.6%
Anthem,
Bonds, 6.8%, 2012	600,000		669,118
GE Global Insurance,
Notes, 7%, 2026	150,000		161,121
Marsh & McLennan Cos.,
Sr. Notes, 5.875%, 2033	200,000		191,123
MetLife,
Sr. Notes, 6.125%, 2011	260,000		281,640
Nationwide Financial Services,
Sr. Notes, 6.25%, 2011	350,000		375,505
Progressive,
Sr. Notes, 6.625%, 2029	100,000		106,215
Safeco Capital Trust I,
Capital Securities, 8.072%, 2037	300,000		332,522
Torchmark,
Debs., 8.25% 2009	150,000		171,039
			2,288,283
Metals & Mining—.1%
Alcan,
Debs., 7.25%, 2031	350,000		395,987
Alcoa,
Notes, 6%, 2012	150,000		162,053
			558,040
Oil & Gas—1.4%
Anadarko Finance,
Notes, Ser. B, 6.75%, 2011	300,000		333,347
ChevronTexaco Capital,
Notes, 3.5%, 2007	500,000		504,842
ConocoPhillips:
Notes, 5.9%, 2032	500,000		488,200
Sr. Notes, 6.35%, 2009	300,000		329,572
Devon Financing,
Notes, 7.875%, 2031	275,000		318,162
Kerr-McGee,
Notes, 6.875%, 2011	250,000	[a]	273,457
Kinder Morgan,
Sr. Notes, 6.5%, 2012	650,000		700,747

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Oil & Gas (continued)
Marathon Oil,
Notes, 5.375%, 2007	200,000		211,030
Occidental Petroleum,
Sr. Notes, 5.875%, 2007	1,500,000		1,600,643
Phillips Petroleum,
Notes, 8.75%, 2010	200,000		244,724
TransCanada Pipelines,
Bonds, 5.6%, 2034	300,000		276,119
Transocean,
Notes, 7.5%, 2031	150,000		171,369
Union Oil Co. of California,
Debs., 9.125%, 2006	200,000		222,444
			5,674,656
Paper Products—.1%
International Paper:
Notes, 7.625%, 2007	10,000		11,029
Sr. Notes, 6.75%, 2011	200,000		220,063
Weyerhaeuser,
Debs., 7.375%, 2032	200,000		219,785
			450,877
Real Estate Investment Trusts—.4%
EOP Operating,
Notes, 4.75%, 2014	650,000		607,392
ERP Operating,
Notes, 5.2%, 2013	600,000		596,972
Simon Property,
Notes, 5.45%, 2013	500,000	[a]	506,408
			1,710,772
Retail—.6%
Federated Department Stores,
Debs., 7.45%, 2017	350,000		399,732
NIKE,
Sr. Notes, 5.5%, 2006	400,000		422,919
Target,
Debs., 7%, 2031	125,000	[a]	139,664
Wal-Mart Stores,
Sr. Notes, 6.875%, 2009	1,150,000		1,299,727
			2,262,042

16

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

State Government—.1%
State of Illinois,
Bonds, 5.1%, 2033	450,000	408,388
Technology—.2%
Hewlett-Packard,
Notes, 7.15%, 2005	300,000	316,244
IBM:
Debs., 7%, 2025	320,000	358,146
Debs., 7.5%, 2013	75,000	88,371
Motorola,
Debs., 7.5%, 2025	150,000	162,588
		925,349
Telecommunications—2.3%
AT&T,
Sr. Notes, 8.05%, 2011	700,000	769,180
AT&T Broadband,
Notes, 9.455%, 2022	304,000	396,122
AT&T Wireless Services,
Sr. Notes, 7.875%, 2011	475,000	547,850
BellSouth Telecommunications,
Debs., 6.375%, 2028	100,000	100,214
British Telecom,
Bonds, 8.875%, 2030	150,000	190,312
Deutsche Telekom International Finance,
Notes, 8.5%, 2010	750,000	887,264
France Telecom:
Notes, 8.2%, 2006	950,000	1,033,705
Notes, 9.5%, 2031	300,000	385,847
Koninklijke KPN,
Sr. Unsub. Notes, 8.375%, 2030	250,000	307,406
New Jersey Bell Telephone,
Debs., 8%, 2022	25,000	29,226
Pacific Bell,
Debs., 7.125%, 2026	310,000	335,187
Sprint Capital,
Sr. Notes, 7.625%, 2011	1,200,000	1,355,024
360 Communications,
Sr. Notes, 7.6%, 2009	200,000	227,583
Telefonica Europe,
Notes, 7.75%, 2010	200,000	232,270

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Telecommunications (continued)
Verizon Global Funding,
Sr. Notes, 7.25%, 2010	1,000,000	[a]	1,132,019
Vodafone,
Notes, 7.75%, 2010	580,000		672,449
			8,601,658
Transportation—.8%
Burlington Northern Santa Fe:
Debs., 6.75%, 2029	150,000		158,895
Debs., 7%, 2025	100,000		108,505
CSX,
Debs., 7.45%, 2007	1,125,000		1,249,885
Canadian National Railway,
Notes, 6.9%, 2028	100,000		109,273
Continental Airlines,
Pass-Through Ctfs., Ser. 974A, 6.9%, 2018	174,900		171,988
Delta Airlines,
Pass-Through Ctfs., Ser. 2000-1,
Cl. A-2, 7.57%, 2010	100,000		97,291
FedEx,
Notes, 9.65%, 2012	225,000		288,399
Norfolk Southern:
Bonds, 7.8%, 2027	250,000		290,675
Debs., 9%, 2021	10,000		12,892
Union Pacific,
Notes, 6.5%, 2012	350,000		383,645
United Parcel Service,
Debs., 8.375%, 2030	10,000		13,112
			2,884,560
U.S. Government—21.3%
U.S. Treasury Bonds:
5.375%, 2/15/2031	1,900,000		1,925,517
5.5%, 8/15/2028	2,350,000		2,388,446
6.875%, 8/15/2025	5,250,000		6,266,137
7.875%, 2/15/2021	5,830,000		7,573,053
8.75%, 5/15/2020	480,000		668,659
8.875%, 8/15/2017	4,825,000		6,667,716
9.375%, 2/15/2006	700,000		787,934
10%, 5/15/2010	1,000,000		1,083,510
10.75%, 8/15/2005	1,515,000		1,686,195
11.25%, 2/15/2015	25,000		38,995
12%, 8/15/2013	1,445,000		1,937,586

18

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

U.S. Government (continued)
U.S. Treasury Bonds (continued):
12.5%, 8/15/2014	40,000		56,754
12.75%, 11/15/2010	75,000		86,900
14%, 11/15/2011	30,000		38,305
U.S. Treasury Notes:
1.875%, 11/30/2005	2,000,000	[a]	1,995,080
3.5%, 11/15/2006	6,000,000	[a]	6,127,500
3.625%, 5/15/2013	3,000,000	[a]	2,831,700
4%, 2/15/2014	2,750,000	[a]	2,642,579
4.375%, 8/15/2012	3,300,000	[a]	3,307,349
5%, 8/15/2011	2,150,000	[a]	2,261,176
5.625%, 5/15/2008	1,750,000	[a]	1,902,232
5.75%,11/15/2005	10,000,000		10,564,000
6%, 8/15/2009	3,000,000	[a]	3,328,590
6.125%, 8/15/2007	4,350,000	[a]	4,773,951
6.75%, 5/15/2005	6,300,000	[a]	6,629,238
7%, 7/15/2006	3,500,000	[a]	3,839,990
			81,409,092
U.S. Government Agencies—10.1%
Federal Farm Credit Banks,
Bonds, 2.125%, 8/15/2005	3,750,000		3,762,082
Federal Home Loan Banks:
Bonds, 1.875%, 6/15/2006	6,500,000		6,412,432
Bonds, 4.5%, 9/16/2013	1,500,000		1,453,957
Sr. Notes, 5.8%, 9/2/2008	850,000		918,929
Federal Home Loan Mortgage Corp:
Notes, 3.5%, 9/15/2007	4,100,000		4,128,364
Notes, 5.125%, 7/15/2012	2,500,000		2,555,000
Notes, 5.5%, 9/15/2011	2,500,000		2,637,868
Notes, 6.25%, 7/15/2032	1,350,000		1,438,599
Federal National Mortgage Association:
Bonds, 6.25%, 5/15/2029	1,900,000		2,023,882
Notes, 2.5%, 6/15/2008	2,590,000		2,477,622
Notes, 5.25%, 1/15/2009	2,925,000		3,094,738
Notes, 5.375%, 11/15/2011	2,500,000		2,616,698
Sub. Notes, 5.5%, 5/2/2006	2,800,000		2,953,829
Financing Corp:
Bonds, 8.6%, 9/26/2019	40,000		52,843
Bonds, 9.65%, 11/2/2018	510,000		726,306
Resolution Funding:
Debs., 8.625%, 1/15/2030	15,000		21,567
Debs., 8.875%, 7/15/2020	75,000		102,517

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

U.S. Government Agencies (continued)
Tennessee Valley Authority:
Debs., 6%, 3/15/2013	450,000		489,047
Notes, Ser. C, 4.75%, 8/1/2013	750,000		744,085
			38,610,365
U.S. Government Agencies/Mortgage-Backed—34.3%
Federal Home Loan Mortgage Corp:
4%, 9/1/2008-9/1/2018	2,882,270		2,798,034
4.5%, 5/1/2010-8/1/2033	7,699,656		7,574,238
5%, 11/1/2007-10/1/2033	11,902,051		11,777,973
5.5%, 9/1/2009-4/1/2034	11,426,454		11,485,325
6%, 12/1/2013-10/1/2033	6,238,626		6,414,459
6.5%, 3/1/2011-11/1/2033	4,091,151		4,272,106
7%, 9/1/2011-9/1/2031	1,364,333		1,442,746
7.5%, 7/1/2010-10/1/2033	747,467		803,925
8%, 5/1/2026-10/1/2031	484,721		524,131
8.5%, 6/1/2030	12,166		13,162
Federal National Mortgage Association:
4%, 12/1/2018	732,397		705,614
4.5%	500,000	[c]	492,185
4.5%, 4/1/2018-10/1/2033	5,923,739		5,756,905
5%	1,000,000	[c]	969,062
5%, 4/1/2010-12/1/2033	14,956,438		14,738,122
5.5%	700,000	[c]	698,467
5.5%, 1/1/2017-4/1/2034	19,611,817		19,674,460
6%, 6/1/2011-3/1/2034	11,319,423		11,619,133
6.5%, 1/1/2005-9/1/2032	7,170,945		7,488,604
7%, 8/1/2008-11/1/2032	3,193,350		3,382,476
7.5%, 8/1/2015-3/1/2032	780,715		836,788
8%, 5/1/2027-10/1/2030	147,881		160,346
8.5%, 2/1/2025-2/1/2031	40,077		43,457
9%, 10/1/2030	9,012		9,846
Government National Mortgage Association I:
4.5%, 8/15/2033	712,962		671,739
5%, 3/15/2018-10/15/2033	2,923,412		2,863,926
5.5%, 2/15/2033-1/15/2034	4,769,290		4,776,731
6%, 4/15/2017-11/15/2033	3,745,921		3,848,666
6.5%, 9/15/2008-11/15/2033	2,529,805		2,645,986
7%, 10/15/2011-8/15/2032	1,618,859		1,723,281
7.5%, 12/15/2026-10/15/2032	568,803		611,723
8%, 8/15/2024-3/15/2032	303,737		331,763
8.5%, 10/15/2026	53,149		58,547
9%, 2/15/2022-2/15/2023	79,898		90,010
			131,303,936

20

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Utilities/Gas & Electric—2.5%
Arizona Public Service,
Bonds, 4.65%, 2015	500,000	458,366
Cincinnati Gas & Electric,
Notes, 5.7%, 2012	185,000	191,499
Commonwealth Edison,
Debs., 6.4%, 2005	200,000	210,910
Consolidated Edison Company of New York,
Debs., Ser. 2002-B, 4.875%, 2013	550,000	546,061
Consumers Energy,
First Mortgage Bonds, Ser. H, 4.8%, 2009	90,000	90,994
Duke Capital,
Sr. Notes, 8%, 2019	225,000	256,061
FPL Group Capital,
Notes, 7.375%, 2009	300,000	341,788
Florida Power & Light,
First Mortgage Bonds, 5.625%, 2034	250,000	237,458
Georgia Power,
Sr. Notes, Ser. J, 4.875%, 2007	400,000	416,983
KeySpan,
Sr. Notes, 7.25%, 2005	400,000	429,122
MidAmerican Energy,
Sr. Notes, 5.875%, 2012	350,000	362,384
National Rural Utilities,
Notes, 6%, 2006	700,000	746,351
Niagara Mohawk Power,
First Mortgage Bonds, 7.75%, 2006	1,300,000	1,423,582
NiSource Finance,
Bonds, 5.4%, 2014	150,000	148,303
Oncor Electric Delivery,
Secured Notes, 7%, 2032	250,000	271,590
PPL Electric Utilities,
Secured Bonds, 6.25%, 2009	300,000	327,499
Pacific Gas & Electric,
First Mortgage Bonds, 6.05%, 2034	175,000	166,050
Penn Power & Light Resources,
First Mortgage Bonds, 6.55%, 2006	25,000	26,655
Progress Energy,
Sr. Notes, 7.1%, 2011	500,000	557,999
Public Service Company of Colorado,
First Mortgage Bonds, 7.875%, 2012	350,000	418,650

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

			Principal
Bonds and Notes (continued)			Amount ($)		Value ($)

Utilities/Gas & Electric (continued)
Sempra Energy,
Sr. Notes, 7.95%, 2010			500,000		583,074
South Carolina Electric & Gas,
First Mortgage Bonds, 6.625%, 2032			200,000		215,430
Southern California Edison,
Notes, 6.65%, 2029			150,000		153,551
Virginia Electric & Power,
First Mortgage Bonds, Ser. D, 7.625%, 2007			825,000		922,950
					9,503,310
Total Bonds and Notes
(cost $	368,565,395)				369,273,388

Short-Term Investments—2.7%

Repurchase Agreement:
Goldman Sachs & Co., Tri-Party
Repurchase Agreement, .91%, dated 4/30/2004,
due 5/3/2004 in the amount of $		10,300,781
(fully collateralized by $10,593,000 U.S. Treasury Notes,
1.625%, due 2/28/2006, value $		10,506,852)
(cost $	10,300,000)		10,300,000		10,300,000

Investment of Cash Collateral
for Securities Loaned—13.3%			Shares		Value ($)

Registered Investment Company,
Dreyfus Institutional Preferred Money Market Fund
(cost $	51,026,675)		51,026,675	[d]	51,026,675

Total Investments (cost $		429,892,070)	112.4%		430,600,063
Liabilities, Less Cash and Receivables			(12.4%)		(47,604,482)
Net Assets			100.0%		382,995,581

a All or a portion of these securities are on loan.At April 30, 2004, the total market value of the fund's securities on loan is $51,985,780 and the total market value of the collateral held by the fund is $53,967,954, consisting of cash collateral of $51,026,675 and U.S. Government and Agency securities valued at $2,941,279. b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2004, these securities amounted to $431,311 or .1% of net assets. c Purchased on a forward commitment basis. d Investments in affiliated money market mutual funds.

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $51,985,780)—Note 1(b,c):
Unaffiliated issuers	378,865,395	379,573,388
Affiliated issuers	51,026,675	51,026,675
Cash		2,992,387
Receivable for shares of Capital Stock subscribed		2,319,849
Receivable for investment securities sold		8,948,037
Interest receivable		4,144,074
		449,004,410

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		92,306
Liability for securities on loan—Note 1(b)		51,026,675
Payable for investment securities purchased		14,572,778
Payable for shares of Capital Stock redeemed		317,070
		66,008,829

Net Assets ( $)		382,995,581

Composition of Net Assets ($):
Paid-in capital		382,372,254
Accumulated distributions in excess of investment income—net		(448,861)
Accumulated net realized gain (loss) on investments		364,195
Accumulated net unrealized appreciation
(depreciation) on investments		707,993

Net Assets ( $)		382,995,581

Net Asset Value Per Share
	Investor Shares	BASIC Shares

Net Assets ($)	215,647,984	167,347,597
Shares Outstanding	21,149,987	16,399,301

Net Asset Value Per Share ($)	10.20	10.20

See notes to financial statements.

The Fund 23

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2004 (Unaudited)

Investment Income ($):
Income:
Interest	8,104,114
Income on securities lending	9,975
Total Income	8,114,089
Expenses:
Management fee—Note 2(a)	283,068
Distribution fee (Investor Shares)—Note 2(b)	272,997
Loan commitment fees—Note 4	1,640
Total Expenses	557,705
Investment Income—Net	7,556,384

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	392,800
Net unrealized appreciation (depreciation) on investments	(4,015,241)
Net Realized and Unrealized Gain (Loss) on Investments	(3,622,441)
Net Increase in Net Assets Resulting from Operations	3,933,943

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	7,556,384	12,724,130
Net realized gain (loss) on investments	392,800	3,985,889
Net unrealized appreciation
(depreciation) on investments	(4,015,241)	(4,270,503)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,933,943	12,439,516

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(4,514,164)	(7,050,693)
BASIC shares	(3,491,081)	(7,162,885)
Net realized gain on investments:
Investor shares	(993,873)	(88,995)
BASIC shares	(710,630)	(57,242)
Total Dividends	(9,709,748)	(14,359,815)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor shares	60,942,308	201,562,124
BASIC shares	44,525,148	124,159,472
Dividends reinvested:
Investor shares	5,223,674	6,806,308
BASIC shares	3,172,956	5,468,769
Cost of shares redeemed:
Investor shares	(65,943,644)	(98,287,288)
BASIC shares	(18,129,300)	(92,925,677)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	29,791,142	146,783,708
Total Increase (Decrease) in Net Assets	24,015,337	144,863,409

Net Assets ($):
Beginning of Period	358,980,244	214,116,835
End of Period	382,995,581	358,980,244

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Investor Shares
Shares sold	5,858,028	19,215,031
Shares issued for dividends reinvested	503,218	651,244
Shares redeemed	(6,346,774)	(9,412,671)
Net Increase (Decrease) in Shares Outstanding	14,472	10,453,604

BASIC Shares
Shares sold	4,296,191	11,875,497
Shares issued for dividends reinvested	305,467	521,572
Shares redeemed	(1,742,871)	(8,786,695)
Net Increase (Decrease) in Shares Outstanding	2,858,787	3,610,374

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004			Year Ended October 31,

Investor Shares	(Unaudited)	2003		2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	10.35	10.38		10.34	9.62	9.63	10.26
Investment Operations:
Investment income—net	.20[b]	.40[b]		.51[b]	.59	.60	.56
Net realized and unrealized
gain (loss) on investments	(.09)	.02		.05	.72	(.01)	(.56)
Total from Investment Operations	.11	.42		.56	1.31	.59	—
Distributions:
Dividends from
investment income—net	(.21)	(.45)		(.52)	(.59)	(.60)	(.56)
Dividends from net realized
gain on investments	(.05)	(.00)	[c]	—	—	—	(.07)
Total Distributions	(.26)	(.45)		(.52)	(.59)	(.60)	(.63)
Net asset value, end of period	10.20	10.35		10.38	10.34	9.62	9.63

Total Return (%)	1.05[d]	4.10		5.68	13.99	6.34	.03

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.40[e]	.40		.40	.40	.40	.40
Ratio of net investment income
to average net assets	3.90[e]	3.77		5.04	5.85	6.25	5.72
Portfolio Turnover Rate	16.44[d]	99.57		37.69	90.97	67.33	73.14

Net Assets, end of period
($ x 1,000)	215,648	218,731	110,923		62,314	35,613	33,699

a As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.11% to 5.04%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation. b Based on average shares outstanding at each month end. c Amount represents less than $.01. d Not annualized. e Annualized.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004			Year Ended October 31,

BASIC Shares	(Unaudited)	2003		2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	10.36	10.39		10.35	9.63	9.64	10.27
Investment Operations:
Investment income—net	.22[b]	.43[b]		.54[b]	.61	.62	.59
Net realized and unrealized
gain (loss) on investments	(.10)	.02		.05	.72	(.01)	(.56)
Total from Investment Operations	.12	.45		.59	1.33	.61	.03
Distributions:
Dividends from
investment income—net	(.23)	(.48)		(.55)	(.61)	(.62)	(.59)
Dividends from net realized
gain on investments	(.05)	(.00)	[c]	—	—	—	(.07)
Total Distributions	(.28)	(.48)		(.55)	(.61)	(.62)	(.66)
Net asset value, end of period	10.20	10.36		10.39	10.35	9.63	9.64

Total Return (%)	1.09[d]	4.36		5.95	14.25	6.63	.29

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.15[e]	.15		.15	.15	.15	.15
Ratio of net investment income
to average net assets	4.15[e]	4.06		5.32	6.11	6.53	5.96
Portfolio Turnover Rate	16.44[d]	99.57		37.69	90.97	67.33	73.14

Net Assets, end of period
($ x 1,000)	167,348	140,249	103,194		82,050	70,040	64,232

a As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.40% to 5.32%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation. b Based on average shares outstanding at each month end. c Amount represents less than $.01. d Not annualized. e Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund.The fund's investment objective is to seek to replicate the total return of the Lehman Brothers U.S. Aggregate Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 150 million shares of $.001 par value Capital Stock.The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's

30

holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 were as follows: ordinary income $14,213,578 and long term capital gains $146,237.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds

32

and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $47,662 and Rule 12b-1 distributions plan fees $44,644.

(b) Distribution plan: Under the fund's Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended April 30, 2004, the Investor shares were charged $272,997 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $79,079,732 and $60,910,714, respectively.

At April 30, 2004, accumulated net unrealized appreciation on investments was $707,993, consisting of $5,291,862 gross unrealized appre-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ciation and $4,583,869 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

34

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 35

For More Information

Dreyfus
Bond Market Index Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0310SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Disciplined Stock Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Disciplined Stock Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Gary Richardson.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. One result of the economic rebound has been higher overall earnings and stock prices for many U.S. companies.

Although recent economic news generally has been encouraging, we continue to believe that investors should be aware of the potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation and the chance that terrorism could cause instability in global markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund produced a total return of 3.67%.1 For the same period, the Standard & Poor's 500 Composite Stock Price Index (“S&P 500 Index”), the fund's benchmark, produced a total return of 6.27%.2

We attribute these results to a generally positive environment for stocks which was fostered by robust economic growth and good earnings reports.While the fund participated in the market's rise to a degree, negative surprises undermined the value of several holdings, particularly in the technology sector. In addition, concerns regarding future growt prospects took a toll on some of the fund's positions in the basic materia sector and the interest-rate-sensitive financial and industrial sectors.As a result, the fund's total return underperformed that of its benchmark.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large-cap companies that we believe meet our strict standards for value and growth.We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit what we believe to be higher than expected earnings momen-tum.A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

In addition to identifying what we believe are attractive investment opportunities, our approach has been designed to manage the risks associated with modifying the fund's sector and industry exposure often in an effort to capitalize on those sectors and industries currently in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

favor.We do not believe that the advantages of attempting to rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to minimize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the fund held positions in approximately 123 stocks across 9 economic sectors. Our 10 largest holdings accounted for approximately 23% of the portfolio, so that the fund's performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the fund's performance?

The fund's gains during the reporting period were generated primarily by its energy and health care holdings. Refinery operator Valero Energy benefited from a shortage of refinery capacity, while higher commodity prices led to rising revenues and stock prices for oil and gas producer Occidental Petroleum, oil service company Halliburton, and diversified energy firm ConocoPhillips. In the health care area, our emphasis on traditionally defensive stocks such as insurers and health management firms Aetna and UnitedHealth Group benefited from the prospect of rising interest rates. Other health care holdings such as medical device maker Boston Scientific and pharmaceutical giant Pfizer also posted strong gains. However, drug maker Wyeth was hurt by product-related lawsuits that drove its stock price lower.

Investors' concerns regarding potentially higher interest rates undermined many of the fund's more economically sensitive stocks during the reporting period.The holdings most deeply affected included mining companies such as Freeport-McMoRan Copper & Gold, Inco Limited and Alcan; brokerage firms, including Merrill Lynch and Morgan Stanley; and industrial equipment manufacturers such as Deere & Co., Ingersoll-Rand and United Technologies. In addition, company-specific problems weakened several technology holdings.

4

For example, communications equipment company Nortel Networks faced regulatory inquiries regarding their accounting practices, while computer hardware maker Seagate Technology was hurt by unexpectedly stiff price competition. Gains in other technology holdings such as software company Symantec, online auctioneer eBay and cellular innovator QUALCOMM, failed to compensate for these losses. Finally, in the services area, the unsuccessful takeover of Walt Disney by cable operator Comcast caused both stocks to decline. As a result, the fund sold its position in Comcast during the reporting period.

What is the fund's current strategy?

While we generally have continued to maintain our disciplined, sector-neutral investment approach, favorable trends in the energy area have led us to place slightly greater emphasis on energy stocks than has the fund's benchmark.Within other market sectors, the prospect of rising interest rates and the likelihood of slowing earnings growth have prompted us to focus on defensive stocks that we believe are well-positioned for the current phase of the economic cycle.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 20, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)
Common Stocks—99.1%	Shares	Value ($)

Consumer Cyclical—10.6%
BJ's Wholesale Club	176,380 [a,b]	4,273,687
Bed Bath & Beyond	193,640 [a]	7,187,917
Best Buy	175,590	9,525,758
CVS	212,680	8,215,828
Dana	348,260	7,020,922
GTECH Holdings	70,900	4,319,228
Home Depot	683,360	24,047,438
Lear	89,970	5,453,981
Limited Brands	495,050	10,217,832
McDonald's	440,060	11,982,834
NIKE, Cl. B	53,650	3,860,118
Safeway	234,960 [a]	5,392,332
Target	155,500	6,744,035
Wal-Mart Stores	463,960	26,445,720
Wendy's International	183,250	7,146,750
		141,834,380
Consumer Staples—8.3%
Altria Group	310,820	17,213,212
Archer-Daniels-Midland	278,100	4,883,436
Coca-Cola	405,390	20,500,572
Fortune Brands	90,140	6,873,175
General Mills	115,500	5,630,625
Kimberly-Clark	184,340	12,065,053
PepsiCo	359,020	19,563,000
Procter & Gamble	226,290	23,930,167
		110,659,240
Energy Related—8.0%
Apache	183,690	7,691,100
ConocoPhillips	238,180	16,982,234
Devon Energy	186,336	11,403,763
Exxon Mobil	609,810	25,947,416
GlobalSantaFe	145,100	3,826,287
Halliburton	408,080	12,160,784
Nabors Industries	174,090 [a]	7,722,632
Occidental Petroleum	264,210	12,470,712
Valero Energy	125,370	7,993,592

6

Common Stocks (continued)	Shares	Value ($)

Health Care—13.8%
Abbott Laboratories	324,730	14,294,615
Aetna	138,410	11,453,428
Amgen	212,030 [a]	11,930,928
Biogen	75,500 [a]	4,454,500
Boston Scientific	342,250 [a]	14,097,278
Genzyme	86,600 [a]	3,772,296
Johnson & Johnson	453,810	24,519,354
Merck & Co.	304,030	14,289,410
Novartis, ADR	88,450	3,962,560
Pfizer	1,183,884	42,335,692
Teva Pharmaceutical Industries, ADR	112,240	6,909,494
UnitedHealth Group	242,590	14,914,433
Varian Medical Systems	31,460 [a]	2,700,526
Wyeth	365,980	13,932,858
		183,567,372
Interest Sensitive—23.0%
Allstate	159,990	7,343,541
American Express	230,210	11,268,780
American International Group	415,710	29,785,622
Bank of America	213,860	17,213,591
Bank One	293,900	14,509,843
Bear Stearns Cos.	68,460	5,486,384
Capital One Financial	121,960	7,992,039
Citigroup	877,600	42,203,784
Fannie Mae	165,640	11,382,781
Freddie Mac	215,680	12,595,712
General Electric	1,098,180	32,890,491
Goldman Sachs Group	143,020	13,801,430
J.P. Morgan Chase & Co.	429,040	16,131,904
Lehman Brothers Holdings	106,920	7,847,928
MBNA	333,990	8,142,676
Merrill Lynch	292,850	15,881,256
Morgan Stanley	134,530	6,913,497
New York Community Bancorp	152,533	3,824,002
Radian Group	66,950	3,113,844
RenaissanceRe Holdings	88,450	4,660,431
SouthTrust	170,000	5,283,600

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
U.S. Bancorp	385,019	9,871,887
Wells Fargo	333,620	18,836,184
		306,981,207
Producer Goods—10.9%
Air Products & Chemicals	157,850	7,862,509
Alcan	91,300	3,672,999
Alcoa	111,000 [a]	3,413,250
Companhia Vale do Rio Doce, ADR	74,800 [b]	3,403,400
Cooper Industries, Cl. A	90,560	4,972,650
Deere & Co.	133,200	9,062,928
E. I. du Pont de Nemours	203,900	8,757,505
Freeport-McMoRan Copper & Gold, Cl. B	193,550	5,903,275
Honeywell International	255,740	8,843,489
ITT Industries	70,460	5,586,773
Inco Limited	174,440 [a]	5,015,150
Ingersoll-Rand, Cl. A	133,200	8,598,060
International Paper	128,200	5,169,024
PPG Industries	126,550	7,505,680
Pentair	129,300	7,704,987
Phelps Dodge	100,790 [a]	6,635,006
3M	146,250	12,647,700
Tyco International	434,950	11,939,377
Union Pacific	117,760	6,939,597
United Technologies	142,980	12,333,455
		145,966,814
Services—6.0%
Cendant	311,790	7,383,187
Manpower	188,360	8,834,084
News Corporation	145,630 [b]	5,324,233
Nextel Communications, Cl. A	387,900 [a]	9,255,294
Time Warner	414,080 [a]	6,964,826
Tribune	119,380	5,715,914
Univision Communications, Cl. A	190,200 [a]	6,438,270
Viacom, Cl. B	280,367	10,836,185

8

Common Stocks (continued)	Shares	Value ($)

Services (continued)
Walt Disney	839,430	19,332,073
		80,084,066
Technology—14.7%
Agilent Technologies	264,500 [a]	7,144,145
Cisco Systems	1,025,240 [a]	21,396,759
Dell	536,460 [a]	18,620,527
EMC	698,370 [a]	7,793,809
eBay	86,160 [a,b]	6,877,291
Intel	502,080	12,918,518
International Business Machines	154,550	13,626,673
Lexmark International	80,540 [a]	7,285,648
Linear Technology	245,300	8,740,039
Maxim Integrated Products	196,060	9,016,799
Microsoft	1,406,710	36,532,259
Nortel Networks	908,140 [a]	3,396,444
QUALCOMM	182,190	11,379,587
Seagate Technology	378,600 [a]	4,736,286
Symantec	228,570 [a]	10,297,079
Taiwan Semiconductor Manufacturing	.40 [a]	4
Texas Instruments	436,980	10,968,198
Xilinx	151,890 [a]	5,108,061
		195,838,126
Utilities—3.8%
Entergy	117,080	6,392,568
Exelon	143,160	9,583,130
FPL Group	108,890	6,927,582
PPL	143,420	6,145,547
SBC Communications	323,561	8,056,669
Sprint	281,800	5,041,402
Telefonos de Mexico, Cl. L, ADR	235,690	8,046,457
		50,193,355
Total Common Stocks
(cost $998,699,367)		1,321,323,080

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

			Principal
Short-Term Investments—.9%			Amount ($)		Value ($)

Repurchase Agreement;
Goldman Sachs & Co., Tri-Party
Repurchase Agreement, .91%, dated
4/30/2004, due 5/3/2004, in the
amount of $11,920,904 (fully collateralized
by $12,259,000 U.S. Treasury Notes,
1.625%, 2/28/2006, value $		11,920,885)
(cost	$11,920,000)		11,920,000		11,920,000

Investment of Cash Collateral
for Securities Loaned—1.3%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost	$17,441,380)		17,441,380	[c]	17,441,380

Total Investments (cost $		1,028,060,747)	101.3%		1,350,684,460
Liabilities, Less Cash and Receivables			(1.3%)		(17,725,463)
Net Assets			100.0%		1,332,958,997
a Non-income producing.
b	All or a portion of these securities are on loan. At April 30, 2004, the total market value of the fund's securities on loan is $16,680,736 and the total market value of the collateral held by the fund is $17,441,380.

c	Investment in affiliated money market mutual funds.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $16,680,736)—Note 1(b,d):
Unaffiliated issuers	1,010,619,367	1,333,243,080
Affiliated issuers	17,441,380	17,441,380
Cash		5,933
Dividends and interest receivable		1,160,949
Receivable for shares of Capital Stock subscribed		36,622
Receivable for investment securities sold		14,601
		1,351,902,565

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		1,023,738
Liability for securities on loan—Note 1(b)		17,441,380
Payable for shares of Capital Stock redeemed		478,450
		18,943,568

Net Assets ( $)		1,332,958,997

Composition of Net Assets ($):
Paid-in capital		1,330,194,384
Accumulated undistributed investment income—net		2,218,120
Accumulated net realized gain (loss) on investments		(322,077,220)
Accumulated net unrealized appreciation
(depreciation) on investments		322,623,713

Net Assets ( $)		1,332,958,997

Shares Outstanding
(165 million shares of	$.001 par value Capital Stock authorized)	45,058,423
Net Asset Value, offering and redemption price per share ($)		29.58

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)
Investment Income ( $):
Income:
Cash dividends (net of $13,312 foreign taxes withheld at source)	11,280,852
Interest	29,112
Income on securities lending	17,095
Total Income	11,327,059
Expenses:
Management fee—Note 2(a)	6,452,424
Distribution fees—Note 2(b)	716,936
Loan commitment fees—Note 4	6,666
Interest expense—Note 4	6,453
Total Expenses	7,182,479
Less—reduction in management fee due to
undertaking—Note 2(a)	(348,662)
Net Expenses	6,833,817
Investment Income—Net	4,493,242

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	65,240,382
Net unrealized appreciation (depreciation) on investments	(14,076,837)
Net Realized and Unrealized Gain (Loss) on Investments	51,163,545
Net Increase in Net Assets Resulting from Operations	55,656,787

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	4,493,242	9,453,795
Net realized gain (loss) on investments	65,240,382	(5,509,786)
Net unrealized appreciation
(depreciation) on investments	(14,076,837)	193,705,562
Net Increase (Decrease) in Net Assets
Resulting from Operations	55,656,787	197,649,571

Dividends to Shareholders from ($):
Investment income—net	(5,008,769)	(9,724,617)

Capital Stock Transactions ($):
Net proceeds from shares sold	36,253,968	155,147,645
Dividends reinvested	4,642,944	8,937,741
Cost of shares redeemed	(222,866,823)	(448,170,741)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(181,969,911)	(284,085,355)
Total Increase (Decrease) in Net Assets	(131,321,893)	(96,160,401)

Net Assets ($):
Beginning of Period	1,464,280,890	1,560,441,291
End of Period	1,332,958,997	1,464,280,890
Undistributed investment income—net	2,218,120	2,733,647

Capital Share Transactions (Shares):
Shares sold	1,205,618	6,158,463
Shares issued for dividends reinvested	160,984	347,253
Shares redeemed	(7,443,086)	(17,632,652)
Net Increase (Decrease) in Shares Outstanding	(6,076,484)	(11,126,936)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	28.64	25.06	29.57	42.34	40.96	34.68
Investment Operations:
Investment income—net[a]	.09	.17	.12	.05	.01	.11
Net realized and unrealized
gain (loss) on investments	.95	3.58	(4.53)	(10.87)	2.78	7.97
Total from
Investment Operations	1.04	3.75	(4.41)	(10.82)	2.79	8.08
Distributions:
Dividends from
investment income—net	(.10)	(.17)	(.10)	(.03)	(.02)	(.15)
Dividends from net realized
gain on investments	—	—	—	(1.92)	(1.39)	(1.65)
Total Distributions	(.10)	(.17)	(.10)	(1.95)	(1.41)	(1.80)
Net asset value,
end of period	29.58	28.64	25.06	29.57	42.34	40.96

Total Return (%)	3.67[b]	14.99	(14.96)	(26.63)	6.88	24.01

Ratios/Supplemental
Data (%):
Ratio of expenses
to average net assets	.47[b]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment
income to average
net assets	.31[b]	.66	.41	.16	.02	.28
Decrease reflected in above
expense ratios due to
undertaking by The
Dreyfus Corporation	.02[b]	—	—	—	—	—
Portfolio Turnover Rate	20.09[b]	50.96	41.46	53.68	50.32	57.23

Net Assets,
end of period
($ x 1,000)	1,332,959	1,464,281	1,560,441	2,362,569	3,514,925	3,289,549
  a Based on average shares outstanding at each month end.
  Not annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value,

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that

16

is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $383,515,975 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $213,718,104 of the carryover expires in fiscal 2009, $162,812,878 expires in fiscal 2010 and $6,984,993 expires in fiscal 2011.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 was as follows: ordinary income $9,724,617. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allo-

18

cated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed to waive receipt of a portion of the fund's management fee, in the amount of .10 of 1% of the value of the fund's average daily net assets from February 1, 2004 through July 20, 2004. The reduction in management fee, pursuant to the undertaking, amounted to $348,662 during the period ended April 30, 2004.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $910,142 and Rule 12b-1 distribution plan fees $113,596.

(b) Distribution plan: Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2004, the fund was charged $716,936 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund's securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $286,916,171 and $474,826,674, respectively.

At April 30, 2004, accumulated net unrealized appreciation on investments was $322,623,713, consisting of $344,047,874 gross unrealized appreciation and $21,424,161 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2004 was approximately $460,300, with a related weighted average annualized interest rate of 1.40%.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments

20

was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 21

For More Information

Dreyfus
Disciplined Stock Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0728SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statement of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Institutional
Government Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Institutional Government Money Market Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. However, an aggressively accommodative U.S. monetary policy has kept short-term interest rates near historical lows.

Despite their low yields, we continue to believe that liquidity and stability make money market funds a valuable component of many investors' portfolios. Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the money markets. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the six-month period ended April 30, 2004, Dreyfus Institutional Government Money Market Fund produced an annualized yield of 0.74%, and after taking into account the effects of compounding, an annualized effective yield of 0.74%.1

We attribute the fund's performance during the reporting period primarily to historically low interest rates and low inflation in a gradually recovering economy, which resulted in persistently low yields for money market instruments.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal and conservative investment risk. To pursue its goal, the fund normally invests at least 80% of its assets in money market instruments issued or guaranteed by the U.S. government and its agencies and instrumentalities.The fund may also invest in repurchase agreements, including tri-party repurchase agreements.

What other factors influenced the fund's performance?

Although the U.S. economy appeared to gain strength in the early part of the reporting period, the job market generally remained sluggish.As a result, the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged at 1%, citing the ability to remain “patient” in a strengthening economy while inflationary pressures remained low. Because interest rates remained near historically low levels, so did yields of money market instruments.

In addition, generally robust demand from risk-averse investors for a relatively limited supply of money market instruments put additional downward pressure on money market yields. In response to these

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

economic and technical factors, we extended the fund's weighted average maturity early in the reporting period to a position we considered slightly longer than average.This strategy was designed to capture incrementally higher yields.

By early 2004, the U.S. economy began to show signs of more robust improvement, including higher retail sales, strong home sales and housing starts, increased factory orders and higher public infrastructure spending. In addition, corporations began to spend and invest more in capital projects after many had cut costs, strengthened their balance sheets and refinanced their debt during the previous downturn. Improving sales and lower costs helped fuel higher earnings for many companies, including manufacturers that also benefited from consolidation within their industries.

In early April, the U.S. Department of Labor released data showing stronger than expected improvement in the labor markets, which many investors interpreted as a sign that long-dormant inflationary pressures might be resurfacing. Higher energy and commodity prices lent credence to this view, causing many investors to expect that the Fed might begin to raise short-term interest rates sooner than they previously had expected. As a result, yields of money market instruments at the longer end of the maturity range began to rise in anticipation of an eventual rate hike by the Fed. At the same time, yields of U.S. government securities at the short end of the maturity range remained anchored by the 1% federal funds rate.

As the yield differences between shorter- and longer-term instruments widened, we began to adopt a more defensive position, reducing the fund's weighted average maturity toward a range that we considered to be roughly in line with that of other money market funds. This strategy was designed to give us the flexibility we need to capture higher yields as they became available.

4

What is the fund's current strategy?

Just days after the end of the reporting period, the Fed chose to leave interest rates unchanged at its May meeting. However, it also refrained from stating that it could be patient before raising rates, suggesting instead that future rate hikes were likely to be “measured.”

Because the markets had anticipated the Fed's stance, the market already appeared to us to reflect the possibility of higher interest rates. Accordingly, just before the end of the reporting period, we extended the fund's weighted average maturity to a range that is slightly longer than average. As of April 30, 2004, the fund's average maturity was 44 days, compared to 40 days when the reporting period began. This positioning was designed to capture higher yields, from securities toward the long end of the fund's maturity range.

In addition, as of the end of the reporting period, approximately 61% of the fund's assets was invested U.S. government agency securities, about 23% in U.S. government-issued floating-rate notes and 15% in repurchase agreements. Because of their low yields we lowered our exposure to U.S. Treasury bills, and as of the end of the reporting period the fund had no exposure to U.S.Treasury bills. Of course, we are prepared to modify the fund's weighted average maturity and composition as market conditions evolve.

May 17, 2004

  Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)
			Annualized
			Yield on
			Date of	Principal
U.S. Government Agencies—84.8%			Purchase (%)	Amount ($)	Value ($)

Federal Farm Credit Bank, Floating Rate Notes
5/3/2004			.97 [a]	15,000,000	15,000,000
6/10/2004			.99 [a]	20,850,000	20,850,000
Federal Home Loan Banks, Discount Notes
5/3/2004			.93	52,278,000	52,275,298
7/14/2004			1.09	10,000,000	9,977,800
Federal Home Loan Banks, Floating Rate Notes
7/14/2004			1.02 [a]	10,000,000	9,999,541
Federal Home Loan Mortgage Corp.,
Discount Notes
6/9/2004			1.21	15,000,000	14,980,500
6/21/2004			1.03	10,000,000	9,985,408
8/23/2004			1.08	10,000,000	9,966,117
10/18/2004			1.09	10,000,000	9,948,764
11/15/2004			1.07	10,000,000	9,941,425
Federal National Mortgage Association,
Discount Notes
5/3/2004			1.06	10,000,000	9,999,414
6/23/2004			1.02	10,000,000	9,984,983
9/29/2004			1.07	10,000,000	9,955,539
Federal National Mortgage Association,
Floating Rate Notes
9/10/2004			1.05 [a]	10,000,000	10,000,000
Total U.S. Government Agencies
(cost $	202,864,789)				202,864,789

Repurchase Agreements—15.3%

Goldman Sachs & Co.
dated 4/30/2004, due 5/3/2004 in the
amount of $36,460,820 (fully collateralized by
$27,357,000 U.S. Treasury Bonds 8.125%—8.50%,
due 8/15/2019—2/15/2020, value $		37,187,919)
Total Repurchase Agreement
(cost $	36,458,055)		.91	36,458,055	36,458,055

Total Investments (cost $		239,322,844)		100.1%	239,322,844
Liabilities, Less Cash and Receivables				(.1%)	(212,102)
Net Assets				100.0%	239,110,742

a Variable interest rate—subject to periodic change See notes to financial statements.

6

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $36,458,055)—Note 1(c)	239,322,844	239,322,844
Cash		5
Interest receivable		44,106
		239,366,955

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		76,865
Dividends payable		179,348
		256,213

Net Assets ( $)		239,110,742

Composition of Net Assets ($):
Paid-in capital		239,153,373
Accumulated net realized gain (loss) on investments		(42,631)

Net Assets ( $)		239,110,742

Shares Outstanding
(2 billion shares of $		239,153,373
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 7

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2004 (Unaudited)

Investment Income ($):
Interest Income	1,945,824
Expenses:
Management fee—Note 2(a)	280,320
Shareholder servicing costs—Note 2(b)	280,320
Total Expenses	560,640
Investment Income—Net, representing net
increase in net assets resulting from operations	1,385,184

See notes to financial statements.

8

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	1,385,184	5,778,886
Net realized gain (loss) from investments	—	27,210
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,385,184	5,806,096

Dividends to Shareholders from ($):
Investment income—net	(1,385,184)	(5,778,886)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	2,493,107,665	3,761,589,853
Dividends reinvested	29	72
Cost of shares redeemed	(2,583,406,783)	(4,254,703,107)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(90,299,089)	(493,113,182)
Total Increase (Decrease) in Net Assets	(90,299,089)	(493,085,972)

Net Assets ($):
Beginning of Period	329,409,831	822,495,803
End of Period	239,110,742	329,409,831

See notes to financial statements.

The Fund 9

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.009	.016	.045	.058	.046
Distributions:
Dividends from investment
income—net	(.004)	(.009)	(.016)	(.045)	(.058)	(.046)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.74[a]	.93	1.66	4.59	5.94	4.74

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.30[a]	.30	.30	.30	.30	.30
Ratio of net investment income
to average net assets	.74[a]	.97	1.65	4.08	5.81	4.64

Net Assets, end of period
($ x 1,000)	239,111	329,410	822,496	624,020	292,672	236,532

a Annualized.

See notes to financial statements.

10

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high quality money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

The Fund 11

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, adjusted for accretion of discount and amortization of premium on investment, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

12

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 were all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

The fund has an unused capital loss carryover of $42,631 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $10,982 of the carryover expires in fiscal 2006 and $31,649 expires in fiscal 2007.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (includ-

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ing counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $38,432 and shareholder services plan fees $38,433.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the “Plan”), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2004, the fund was charged $280,320 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

14

NOTE 3—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the line of credit.

NOTE 4—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 15

NOTES

For More Information

Dreyfus Institutional
Government Money
Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0919SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Institutional
Prime Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Institutional Prime Money Market Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. However, an aggressively accommodative U.S. monetary policy has kept short-term interest rates near historical lows.

Despite their low yields, we continue to believe that liquidity and stability make money market funds a valuable component of many investors' portfolios. Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the money markets. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period?

For the six-month period ended April 30, 2004, Dreyfus Institutional Prime Money Market Fund produced a 0.78% annualized yield, and, after taking into account the effects of compounding, an annualized effective yield of 0.78%.1

We attribute the fund's performance primarily to historically low interest rates and low inflation in a gradually recovering economy during the reporting period, which resulted in lower yields for most money market instruments.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with the stability of principal. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including:

  Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities
  Certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by U.S. or foreign banks or their subsidiaries or branches
  Repurchase agreements, including tri-party repurchase agreements
  Asset-backed securities
  Domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest.

What other factors influenced the fund's performance?

Although the U.S. economy appeared to gain strength in the early part of the reporting period, the job market generally remained sluggish.As a result, the Federal Reserve Board (the “Fed”) left short-term interest

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rates unchanged at 1%, citing the ability to remain “patient” in a strengthening economy while inflationary pressures remained low. Because interest rates remained near historically low levels, so did yields of money market instruments.

In addition, generally robust demand from risk-averse investors for a relatively limited supply of money market instruments put additional downward pressure on yields. In response to these economic and technical factors, we extended the fund's weighted average maturity early in the reporting period to a position we considered slightly longer than average. This strategy was designed to capture incrementally higher yields.

By early 2004, the U.S. economy began to show signs of more robust improvement. However, inflationary pressures generally failed to materialize during the first quarter of 2004, and money market yields remained near historical lows. In early April, however, the U.S. Department of Labor released data showing stronger than expected improvement in the labor markets, which many investors interpreted as a sign that long-dormant inflationary pressures might be resurfacing. Higher energy and commodity prices lent credence to this view, causing many investors to expect that the Fed might begin to raise short-term interest rates sooner than they previously had expected.As a result, yields of money market instruments at the longer end of the maturity range began to rise in anticipation of an eventual rate hike by the Fed, while yields of securities at the short end of the maturity range remained anchored by the 1% federal funds rate.

As the yield differences between shorter- and longer-term instruments widened, we began to adopt a more defensive position, reducing the fund's weighted average maturity toward a range that we considered to be roughly in line with that of other money market funds. This strategy was designed to give us the flexibility we need to capture higher yields as they became available.

4

In this environment, the fund received higher returns from commercial paper, to which we allocated the largest portion of the fund's assets. Short-term U.S. government agency securities also provided relatively attractive yields, while U.S. Treasury bills and repurchase agreements offered more modest returns.

What is the fund's current strategy?

Just days after the end of the reporting period, the Fed chose to leave interest rates unchanged at its May meeting. However, it also refrained from stating that it could be patient before raising rates, suggesting instead that future rate hikes were likely to be “measured.”

Because the markets had anticipated the Fed's stance, the market already appeared to us to reflect the possibility of higher interest rates. Accordingly, just before the end of the reporting period, we extended the fund's weighted average maturity to a range that is slightly longer than average. As of April 30, 2004, the fund's average maturity was 51 days, compared to 38 days when the reporting period began. This positioning was designed to capture higher yields from securities toward the long end of the fund's maturity range. In addition, as of the end of the reporting period, the largest portion of the fund's assets was invested in commercial paper, followed by repurchase agreements, floating rate notes, time deposits and short-term bank notes. Of course, we are prepared to modify the fund's weighted average maturity and composition as market conditions evolve.

May 17, 2004

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)
		Principal
Negotiable Bank Certificates of Deposit—4.2%		Amount ($)		Value ($)

Barclays Bank PLC (Yankee)
1.05%, 11/8/2004		10,000,000	[a]	9,998,945
Credit Suisse First Boston Inc. (Yankee)
1.08%, 7/7/2004		10,000,000	[a]	10,000,000
Total Negotiable Bank Certificates of Deposit
(cost $	19,998,945)			19,998,945

Commercial Paper—36.5%

Archer Daniels Midland Co.
1.08%, 8/24/2004		10,000,000	[b]	9,965,500
Citigroup Global Markets Holdings Inc.
1.02%, 5/6/2004		10,000,000	[b]	9,998,583
Citigroup Inc.
1.15%, 9/1/2004		10,000,000		9,961,050
Credit Lyonnais N.A. Inc.
1.19%, 5/11/2004		15,000,000		14,995,083
Danske Corp.
1.12%, 7/22/2004		10,000,000		9,974,603
Depfa Bank PLC
1.09%, 10/18/2004		10,000,000	[b]	9,948,764
DnB NOR Bank ASA
1.05%, 6/22/2004		10,000,000		9,984,833
Fairway Finance Company LLC
1.10%, 7/22/2004		10,000,000	[b]	9,975,172
Grampian Funding Ltd.
1.17%, 10/8/2004		10,000,000	[b]	9,948,445
Greyhawk Funding LLC
1.09%, 8/16/2004		10,000,000	[b]	9,967,900
HBOS Treasury Services PLC
1.12%, 6/22/2004		10,000,000		9,983,967
Mane Funding Corp.
1.08%, 7/21/2004		10,000,000	[b]	9,975,700
Moat Funding LLC
1.19%, 10/5/2004		10,000,000	[b]	9,948,539
Natexis Banques Populaires
1.12%, 12/17/2004		10,000,000		9,929,083
Sanpaolo IMI U.S. Financial Co.
1.12%, 5/19/2004		10,000,000		9,994,450

6

		Principal
Commercial Paper (continued)		Amount ($)		Value ($)

Scaldis Capital Ltd.
1.09%, 9/28/2004		10,000,000	[b]	9,955,000
Sheffield Receivables Corp.
1.04%, 5/18/2004		10,000,000	[b]	9,995,089
Total Commercial Paper
(cost $	174,501,761)			174,501,761

Corporate Notes—11.4%

American Honda Finance Corp.
1.07%, 6/11/2004		12,500,000	[a,b]	12,502,673
Bear Stearns Cos. Inc.
1.10%, 9/21/2004		10,000,000	[a]	10,015,557
Lehman Brothers Holdings Inc.
1.07%, 5/16/2005		12,000,000	[a]	12,000,000
Manufactuers & Traders Trust Company
1.08%, 11/18/2004		10,000,000	[a]	9,999,484
Merrill Lynch & Co. Inc.
1.11%, 4/28/2005		10,000,000	[a]	10,023,572
Total Corporate Notes
(cost $	54,541,286)			54,541,286

Short-Term Bank Notes—6.3%

American Express Centurion Bank
1.05%-1.07%, 7/28/2004-1/12/2005		20,000,000	[a]	20,000,000
Canadian Imperial Bank Of Commerce
1.06%, 5/28/2004		10,000,000	[a]	10,000,000
Total Short-Term Bank Notes
(cost $	30,000,000)			30,000,000

Time Deposits—8.1%

Branch Banking & Trust Co. (Grand Cayman)
1.02%, 5/3/2004		19,300,000		19,300,000
Marshall & Ilsley Corp. (Grand Cayman)
1.02%, 5/3/2004		19,300,000		19,300,000
Total Time Deposits
(cost $	38,600,000)			38,600,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

a Variable interest rate—subject to periodic change. b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, these securities amounted to $112,181,365 or 23.5% of net assets.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including Repurchase
Agreements of $135,729,370)—Note 1(c)	478,294,626	478,294,626
Cash		70,118
Interest receivable		91,781
		478,456,525

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		123,012
Dividend payable		313,232
		436,244

Net Assets ( $)		478,020,281

Composition of Net Assets ($):
Paid-in capital		478,015,020
Accumulated net realized gain (loss) on investments		5,261

Net Assets ( $)		478,020,281

Shares Outstanding
(2 billion shares of		$478,015,020
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)
Investment Income ($):
Interest Income	2,709,430
Expenses:
Management fee—Note 2(a)	376,030
Shareholder servicing costs—Note 2(b)	376,030
Total Expenses	752,060
Investment Income—Net	1,957,370

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	2,886
Net Increase in Net Assets Resulting from Operations	1,960,256

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	1,957,370	6,310,798
Net realized gain (loss) from investments	2,886	2,375
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,960,256	6,313,173

Dividends to Shareholders from ($):
Investment income—net	(1,957,370)	(6,310,798)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	1,654,284,875	4,256,007,126
Dividends reinvested	170,295	463,759
Cost of shares redeemed	(1,738,966,405)	(4,414,896,630)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(84,511,235)	(158,425,745)
Total Increase (Decrease) in Net Assets	(84,508,349)	(158,423,370)

Net Assets ($):
Beginning of Period	562,528,630	720,952,000
End of Period	478,020,281	562,528,630

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.010	.017	.047	.060	.048
Distributions:
Dividends from investment
income—net	(.004)	(.010)	(.017)	(.047)	(.060)	(.048)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.78[a]	.98	1.68	4.76	6.13	4.91

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.30[a]	.30	.30	.30	.30	.30
Ratio of net investment income
to average net assets	.78[a]	.98	1.66	4.69	5.98	4.81

Net Assets, end of period
($ x 1,000)	478,020	562,529	720,952	670,915	677,756	584,471

a Annualized.

See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to seek a high level of current income consistent with stability of princi-pal.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

14

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 were all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $61,506 and shareholder servicing plan fees $61,506.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the “Plan”), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2004, the fund was charged $376,030 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the line of credit.

16

NOTE 4—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 17

For More Information

Dreyfus Institutional
Prime Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.

One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0922SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Institutional
U.S. Treasury Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Institutional U.S.Treasury Money Market Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. However, an aggressively accommodative U.S. monetary policy has kept short-term interest rates near historical lows.

Despite their low yields, we continue to believe that liquidity and stability make money market funds a valuable component of many investors' portfolios. Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the money markets. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended April 30, 2004, Dreyfus Institutional U.S. Treasury Money Market Fund produced an annualized yield of 0.69% and, after taking into account the effects of compounding, an annualized effective yield of 0.69%.1

We attribute the fund's performance primarily to persistently low interest rates during the reporting period, which resulted in low yields for most money market instruments.

What is the fund's investment approach?

The fund seeks a high level of current income with stability of principal and conservative investment risk.As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that invests in a portfolio of U.S.Treasury securities as well as repurchase agreements that are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature — that is, they can be converted to cash quickly. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest-quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio.The fund is required to maintain an average dollar-weighted maturity of 90 days or less.

What other factors influenced the fund's performance?

Although the U.S. economy appeared to gain strength in the early part of the reporting period, the job market generally remained sluggish.As a result, the Federal Reserve Board (the “Fed”) left short-term interest

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rates unchanged at 1%, citing the ability to remain “patient” in a strengthening economy while inflationary pressures remained low.

In addition, despite a rising supply of U.S. Treasury securities as the federal budget deficit ballooned, investors looked toward other types of short-term securities, such as those issued by U.S. government agencies, in an attempt to capture higher yields.As a result, demand for U.S. Treasury securities fell during the reporting period, putting upward pressure on yields toward the longer end of the short-term maturity range. In response to these economic and technical factors, we extended the fund's weighted average maturity early in the reporting period to a position we considered slightly longer than average in an effort to capture incrementally higher yields.

By early 2004, the U.S. economy began to show signs of more robust improvement. However, the absence of renewed inflationary pressures kept money market yields near historically low levels during the first quarter of the new year.The market environment began to change in early April, with the release of data showing stronger than expected improvement in the labor markets. Many investors interpreted the data as a sign that long-dormant inflationary pressures might be resurfacing. Higher energy and commodity prices lent credence to this view, causing many investors to believe that the Fed might begin to raise short-term interest rates. As a result, yields of longer-dated U.S. Treasury bills began to rise while yields of very short-term securities remained anchored by the 1% federal funds rate.

As the yield differences between shorter- and longer-term instruments widened, we began to adopt a more defensive position, reducing the fund's weighted average maturity toward a range that we considered to be roughly in line with that of other money market funds. This strategy was designed to give us the flexibility we need to capture higher yields as they became available.

4

What is the fund's current strategy?

Just days after the end of the reporting period, the Fed chose to leave interest rates unchanged at its May meeting. However, it also refrained from stating that it could be patient before raising rates, suggesting instead that future rate hikes were likely to be “measured.”

Because the markets had anticipated the Fed's stance, the market already appeared to us to reflect the possibility of higher interest rates. Accordingly, just before the end of the reporting period, we extended the fund's weighted average maturity to a range that is slightly longer than average. As of April 30, 2004, the fund's average maturity was 46 days, compared to 40 days when the reporting period began. This positioning was designed to capture higher yields from securities toward the long end of the fund's maturity range.

In addition, as of the end of the reporting period, approximately 52% of the fund's assets was invested in U.S.Treasury securities, and about 48% was allocated to repurchase agreements. These percentages are roughly the same as they were at the beginning of the reporting period. As always, we are prepared to modify the fund's weighted average maturity and composition as conditions evolve.

May 17, 2004

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government. Although the fund seeks to preserve th value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund 5

STATEMENT OF INVESTMENTS

April 30, 2004 (Unaudited)

		Annualized
		Yield on
		Date of	Principal
U.S. Treasury Bills—23.9%		Purchase (%)	Amount ($)	Value ($)

5/6/2004		.91	10,000,000	9,998,733
5/27/2004		.82	15,000,000	14,991,117
6/3/2004		.90	10,000,000	9,991,773
6/24/2004		.95	10,000,000	9,985,750
7/15/2004		.92	15,000,000	14,971,250
8/12/2004		.96	10,000,000	9,972,676
9/30/2004		1.03	10,000,000	9,956,638
Total U.S. Treasury Bills
(cost $	79,867,937)			79,867,937

U.S. Treasury Notes—28.6%

5.25%, 5/15/2004		1.03	10,000,000	10,018,163
7.25%, 5/15/2004		1.11	10,000,000	10,026,600
2.875%, 6/30/2004		1.02	15,000,000	15,044,956
2.25%, 7/31/2004		1.03	20,000,000	20,060,755
2.125%, 8/31/2004		.99	10,000,000	10,036,625
1.875%, 9/30/2004		1.04	10,000,000	10,033,670
2.125%, 10/31/2004		1.07	10,000,000	10,050,279
5.875%, 11/15/2004		.95	10,000,000	10,250,430
Total U.S. Treasury Notes
(cost $	95,521,478)			95,521,478

6

				Annualized
				Yield on
				Date of	Principal
Repurchase Agreements—47.2%				Purchase (%)	Amount ($)	Value ($)

Barclays Capital Inc.
dated 4/30/2004, due 5/3/2004 in the
amount of $60,004,650 (fully collateralized by
$60,919,000 U.S. Treasury Notes 1.875%,
due 11/30/2005, value			$61,200,181)	.93	60,000,000	60,000,000
Credit Suisse First Boston Inc.
dated 4/30/2004, due 5/3/2004 in the
amount of $60,004,650 (fully collateralized by
$59,055,000 U.S. Treasury Notes 3.50%,
due 11/15/2006, value			$61,202,692)	.93	60,000,000	60,000,000
Goldman Sachs & Co.
dated 4/30/2004, due 5/3/2004 in the
amount of $38,028,090 (fully collateralized by
$30,300,000 U.S. Treasury Bonds
7.125%—8.125%, due 8/15/2019—
2/15/2023, value $		38,785,722)		.91	38,025,206	38,025,206
Total Repurchase Agreements
(cost $	158,025,206)					158,025,206

Total Investments		(cost $	333,414,621)		99.7%	333,414,621
Cash and Receivables (Net)					.3%	903,197
Net Assets					100.0%	334,317,818

See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including
Repurchase Agreements of $158,025,206)—Note 1(c)	333,414,621	333,414,621
Interest receivable		1,425,576
		334,840,197

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		74,820
Cash overdraft due to Custodian		274,688
Dividends payable		172,871
		522,379

Net Assets ( $)		334,317,818

Composition of Net Assets ($):
Paid-in capital		334,307,407
Accumulated net realized gain (loss) on investments		10,411

Net Assets ( $)		334,317,818

Shares Outstanding
(2 billion shares of $		334,307,407
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)
Investment Income ($):
Interest Income	1,914,482
Expenses:
Management fee—Note 2(a)	290,617
Shareholder servicing costs—Note 2(b)	290,617
Total Expenses	581,234
Investment Income—Net	1,333,248

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(1,056)
Net Increase in Net Assets Resulting from Operations	1,332,192

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	1,333,248	4,406,185
Net realized gain (loss) from investments	(1,056)	11,845
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,332,192	4,418,030

Dividends to Shareholders from ($):
Investment income—net	(1,333,248)	(4,406,185)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	1,084,225,497	2,900,700,179
Dividends reinvested	2,850	10,479
Cost of shares redeemed	(1,291,458,503)	(2,974,315,288)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(207,230,156)	(73,604,630)
Total Increase (Decrease) in Net Assets	(207,231,212)	(73,592,785)

Net Assets ($):
Beginning of Period	541,549,030	615,141,815
End of Period	334,317,818	541,549,030

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.009	.016	.044	.055	.047
Distributions:
Dividends from
investment income—net	(.003)	(.009)	(.016)	(.044)	(.055)	(.047)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.68[a]	.88	1.59	4.53	5.64	4.58

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.30[a]	.30	.30	.30	.30	.30
Ratio of net investment income
to average net assets	.69[a]	.89	1.56	4.52	5.53	4.45

Net Assets, end of period
($ x 1,000)	334,318	541,549	615,142	420,096	462,366	473,341

a Annualized.

See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional U.S.Treasury Money Market Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S.Treasury and repurchase agreements secured by such oblig-ations.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

12

income, adjusted for accretion of discount and amortization of premium on investment, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 were all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly

14

scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $37,410 and shareholder services plan fees $37,410.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the “Plan”), the fund may pay up to .15% of the value of the average daily net assets to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2004, the fund was charged $290,617 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the line of credit.

NOTE 4—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

16

For More Information

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

Dreyfus Institutional
U.S. Treasury
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

© 2004 Dreyfus Service Corporation 0930SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Money Market Reserves

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Money Market Reserves covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. However, an aggressively accommodative U.S. monetary policy has kept short-term interest rates near historical lows.

Despite their low yields, we continue to believe that liquidity and stability make money market funds a valuable component of many investors' portfolios. Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the money markets. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the six-month period ended April 30, 2004, the fund's Investor shares produced an annualized yield of 0.39% while its Class R shares produced an annualized yield of 0.59%.Taking into account the effects of compounding, the annualized effective yields for the fund's Investor shares and Class R shares were also 0.39% and 0.59%, respectively.1

We attribute the fund's performance primarily to low interest rates during the reporting period, which resulted in low yields for money market securities.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including:

  securities issued or guaranteed by the U.S. government or its agencies and instrumentalities certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches repurchase agreements
  asset-backed securities
  domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest.

What other factors influenced the fund's performance?

Although the U.S. economy appeared to gain strength in the early part of the reporting period, the job market generally remained sluggish.As a result, the Federal Reserve Board (the “Fed”) left short-term interest

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rates unchanged at 1%, citing the ability to remain “patient” in a strengthening economy while inflationary pressures remained low. Because interest rates remained near historically low levels, so did yields of money market instruments.

In addition, generally robust demand from risk-averse investors for a relatively limited supply of money market instruments put additional downward pressure on money market yields. In response to these economic and technical factors, we extended the fund's weighted average maturity early in the reporting period to a position we considered slightly longer than average. This strategy was designed to capture incrementally higher yields.

By early 2004, the U.S. economy began to show signs of more robust improvement. However, inflationary pressures generally failed to materialize during the first quarter of 2004, and money market yields remained near historical lows. In early April, however, the U.S. Department of Labor released data showing a stronger than expected improvement in the labor markets, which many investors interpreted as a sign that long-dormant inflationary pressures might be resurfacing. Higher energy and commodity prices lent credence to this view, causing many investors to expect that the Fed might begin to raise short-term interest rates sooner than they previously had expected.As a result, yields of money market instruments at the longer end of the maturity range began to rise in anticipation of an eventual rate hike by the Fed, while yields of securities at the short end of the maturity range remained anchored by the 1% federal funds rate.

As the yield differences between shorter- and longer-term instruments widened, we began to adopt a more defensive position, reducing the fund's weighted average maturity toward a range that we considered to be roughly in line with that of other money market funds. This strategy was designed to give us the flexibility we need to capture higher yields as they became available.

In this environment, the fund received higher returns from commercial paper, to which we allocated the largest portion of the fund's

4

assets. Short-term U.S. government agency securities also provided relatively attractive yields, while U.S. Treasury bills and repurchase agreements offered more modest returns. Toward the end of the reporting period, we eliminated the fund's position in U.S. Treasury bills, redeploying assets to commercial paper.

What is the fund's current strategy?

Just days after the end of the reporting period, the Fed chose to leave interest rates unchanged at its May meeting. However, it also refrained from stating that it could be patient before raising rates, suggesting instead that future rate hikes were likely to be “measured.”

Because the markets had anticipated the Fed's stance, the market already appeared to us to reflect the possibility of higher interest rates. Accordingly, just before the end of the reporting period, we extended the fund's weighted average maturity to a range that is slightly longer than average. As of April 30, 2004, the fund's average maturity was 45 days, compared to 33 days when the reporting period began. This positioning was designed to capture higher yields from securities toward the long end of the fund's maturity range.

In addition, as of the end of the reporting period, approximately 46% of the fund's assets was invested in commercial paper, approximately 24% in corporate floating-rate notes, about 24% in repurchase agreements and 6% in U.S. government agency securities. Of course, we are prepared to modify the fund's weighted average maturity and composition as market conditions evolve.

May 17, 2004

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)
		Principal
Negotiable Bank Certificates of Deposit—3.5%		Amount ($)		Value ($)

Barclays Bank PLC (Yankee)
1.05%, 11/8/2004		10,000,000	[a]	9,998,944
Credit Suisse First Boston (Yankee)
1.08%, 7/7/2004		10,000,000	[a]	10,000,000
Total Negotiable Bank Certificates of Deposit
(cost $	19,998,944)			19,998,944

Commercial Paper—46.3%

AWB Harvest Finance Ltd.
1.02%, 5/28/2004		10,000,000		9,992,350
Alpine Securitization Corp.
1.05%, 7/6/2004		10,000,000	[b]	9,980,750
Archer Daniels Midland Co.
1.06%, 8/3/2004		10,000,000	[b]	9,972,322
Asset Securitization Corp.
1.06%, 5/4/2004		10,000,000	[b]	9,999,117
Atlantis One Funding Corp.
1.09%, 8/12/2004		10,000,000	[b]	9,969,100
Aventis S.A.
1.02%, 5/21/2004		10,000,000	[b]	9,994,333
Barton Capital Corp.
1.07%, 5/21/2004		10,000,000	[b]	9,994,056
Britannia Building Society
1.05%, 6/29/2004		10,000,000		9,982,792
CBA (Delaware) Finance Inc.
1.03%, 6/11/2004		10,000,000		9,988,269
Cargill Global Funding PLC
1.02%, 6/3/2004		10,000,000	[b]	9,990,650
DaimlerChrysler AG
1.03%, 5/13/2004		10,000,000		9,996,567
Dexia Delaware LLC
1.02%, 5/24/2004		10,000,000		9,993,483
Fleet Funding Corp.
1.03%, 6/2/2004		10,000,000	[b]	9,990,844
Grampian Funding Ltd.
1.07%, 7/2/2004		5,000,000	[b]	4,990,786
Greenwich Capital Holdings Inc.
1.04%, 8/17/2004		10,000,000		9,968,800
ING (U.S.) Funding LLC
1.09%, 7/6/2004		10,000,000		9,980,200

6

		Principal
Commercial Paper (continued)		Amount ($)		Value ($)

Irish Life & Permanent PLC
1.06%, 6/8/2004		10,000,000	[b]	9,988,864
KFW International Finance Inc.
1.14%, 9/7/2004		10,000,000	[b]	9,959,150
Mane Funding Corp.
1.08%, 7/21/2004		10,000,000	[b]	9,975,700
Merrill Lynch & Co. Inc.
1.05%, 7/8/2004		10,000,000		9,980,167
Metlife Funding Inc.
1.07%, 7/21/2004		10,000,000		9,975,925
Moat Funding LLC
1.10%, 7/9/2004 -7/14/2004		20,000,000	[b]	19,956,702
Nestle Capital Corp.
1.05%-1.09%, 7/6/2004 -9/10/2004		20,000,000	[b]	19,941,150
Pfizer Inc.
1.21%, 10/13/2004		10,000,000	[b]	9,945,000
Windmill Funding Corp.
1.03%, 5/5/2004		10,000,000	[b]	9,998,856
Total Commercial Paper
(cost $	264,505,933)			264,505,933

Corporate Notes—13.4%

American Honda Finance Corp.
1.07%, 6/11/2004		12,500,000	[a,b]	12,502,673
Bear Stearns Cos. Inc.
1.10%, 9/21/2004		10,000,000	[a]	10,015,557
Goldman Sachs Group Inc.
1.09%, 7/6/2004		10,000,000	[a]	10,006,909
Lehman Brothers Holdings Inc.
1.07%, 5/16/2005		10,000,000	[a]	10,000,000
Manufacturers & Traders Trust Company
1.08%, 11/18/2004		10,000,000	[a]	9,999,484
Merrill Lynch & Co. Inc.
1.11%, 4/28/2005		10,000,000	[a]	10,023,572
Nationwide Building Society
1.14%, 7/23/2004		4,000,000	[a,b]	4,000,000
SunTrust Banks Inc.
1.08%, 10/25/2004		10,000,000	[a]	10,001,214
Total Corporate Notes
(cost $	76,549,409)			76,549,409

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

			Principal
Short-Term Bank Notes—7.0%			Amount ($)		Value ($)

American Express Centurion Bank
1.05%, 1/12/2005			10,000,000	[a]	10,000,000
Canadian Imperial Bank Of Commerce
1.06%, 5/28/2004			10,000,000	[a]	10,000,000
Northern Rock PLC
1.11%, 1/13/2005			10,000,000	[a,b]	10,000,000
SouthTrust Bank
1.07%, 5/24/2004			10,000,000	[a]	10,000,847
Total Short-Term Bank Notes
(cost $	40,000,847)				40,000,847

U.S. Government Agencies—6.1%

Federal Home Loan Mortgage Corp.
1.04%-1.16%, 7/19/2004-10/19/2004			25,000,000		24,911,142
Federal National Mortgage Association
1.11%, 9/10/2004			10,000,000		9,959,300
Total U.S. Government Agencies
(cost $	34,870,442)				34,870,442

Repurchase Agreements—23.7%

Goldman Sachs & Co.
.91% dated 4/30/2004, due 5/3/2004 in the
amount of $35,663,037 (fully collateralized by
$20,500,000 U.S. Treasury Bonds 12.375%,
due 5/15/2004 and $14,741,000 U.S. Treasury Notes
1.625%, due 2/28/2006, value $		36,374,260)	35,660,333		35,660,333
Salomon Smith Barney Holdings Inc.
1.03% dated 4/30/2004, due 5/3/2004 in the
amount of $100,008,583 (fully collateralized by
$99,469,000 Federal Home Loan Mortgage Corp.
Notes 6%, due 12/24/2018, value $		102,000,486)	100,000,000		100,000,000
Total Repurchase Agreements
(cost $	135,660,333)				135,660,333

Total Investments (cost		$571,585,908)	100.0%		571,585,908
Liabilities, Less Cash and Receivables			(.0%)		(95,514)
Net Assets			100.0%		571,490,394

a Variable interest rate—subject to periodic change. b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, these securities amounted to $201,150,053 or 35.2% of net assets.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including Repurchase Agreements
of $135,660,333)—Note 1(c)	571,585,908	571,585,908
Cash		293,996
Interest receivable		129,210
		572,009,114

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		301,192
Payable for Capital Stock redeemed		7,524
Dividend payable		210,004
		518,720

Net Assets ( $)		571,490,394

Composition of Net Assets ($):
Paid-in capital		571,490,740
Accumulated net realized gain (loss) on investments		(346)

Net Assets ( $)		571,490,394

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	367,631,912	203,858,482
Shares Outstanding	367,630,354	203,860,386

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2004 (Unaudited)

Investment Income ($):
Interest Income	3,314,257
Expenses:
Management fee—Note 2(a)	1,517,591
Distribution fees (Investor Shares)—Note 2(b)	380,164
Total Expenses	1,897,755
Investment Income—Net	1,416,502

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	278
Net Increase in Net Assets Resulting from Operations	1,416,780

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	1,416,502	4,528,551
Net realized gain (loss) on investments	278	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,416,780	4,528,551

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(744,922)	(2,577,224)
Class R shares	(671,580)	(1,951,327)
Total Dividends	(1,416,502)	(4,528,551)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	706,977,972	1,210,475,432
Class R shares	451,821,909	824,082,066
Dividends reinvested:
Investor shares	740,478	2,559,070
Class R shares	127,256	205,716
Cost of shares redeemed:
Investor shares	(719,351,548)	(1,266,585,325)
Class R shares	(462,202,560)	(858,339,686)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(21,886,493)	(87,602,727)
Total Increase (Decrease) in Net Assets	(21,886,215)	(87,602,727)

Net Assets ($):
Beginning of Period	593,376,609	680,979,336
End of Period	571,490,394	593,376,609

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Investor Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.006	.016	.044	.056	.045
Distributions:
Dividends from investment
income—net	(.002)	(.006)	(.016)	(.044)	(.056)	(.045)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.38[a]	.64	1.58	4.47	5.70	4.64

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.70[a]	.70	.70	.70	.70	.70
Ratio of net investment income
to average net assets	.39[a]	.64	1.63	3.91	5.56	4.54

Net Assets, end of period
($ X 1,000)	367,632	379,265	432,816	871,945	333,377	347,596

a Annualized.

See notes to financial statements.

12

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.008	.018	.046	.058	.047
Distributions:
Dividends from investment
income—net	(.003)	(.008)	(.018)	(.046)	(.058)	(.047)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.60[a]	.83	1.79	4.68	5.91	4.84

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.50[a]	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	.59[a]	.84	1.82	4.54	5.80	4.74

Net Assets, end of period
($ X 1,000)	203,858	214,112	248,164	419,057	393,117	300,386

a Annualized.

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the “Manager”or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

14

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervi-

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sion of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualifications is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $624 available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, the carryover expires in fiscal 2005.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 were as all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

16

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $240,482 and Rule 12b-1 distribution plan fees $60,710.

(b) Distribution plan: The fund has adopted a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act. Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor, an affiliate of the Manager, for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2004, the Investor shares were charged $380,164 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the line of credit.

18

NOTE 4—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 19

NOTES

For More Information

Dreyfus
Money Market Reserves
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.

One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0317SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Municipal Reserves

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Municipal Reserves covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, J. Christopher Nicholl.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. However, an aggressively accommodative U.S. monetary policy has kept short-term interest rates near historical lows.

Despite their low yields, we continue to believe that liquidity and stability make tax-exempt money market funds a valuable component of many investors' portfolios. Indeed, despite recently encouraging economic news, a number of risks that could lead to corrections in the longer term financial markets may still surface. Chief among them, in our view, are a possible acceleration of inflation and the chance that terrorism could cause instability in global markets. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the six-month period ended April 30, 2004, the fund's Investor shares produced an annualized yield of 0.33% and, taking into account the effects of compounding, an annualized effective yield of 0.33%. The fund's Class R shares provided an annualized 0.53% yield and a 0.53% annualized effective yield for the same period.1

We attribute the fund's performance to persistently low short-term interest rates, despite an improving economy. However, a rising supply of newly issued municipal money market securities put upward pressure on tax-exempt yields during much of the reporting period, making their after-tax returns highly competitive with those of taxable money market securities.

What is the fund's investment approach?

The fund seeks income, consistent with stability of principal, that is exempt from federal income tax.To pursue its goal, the fund invests at least 80% of its assets in tax-exempt municipal obligations, including short-term municipal debt securities. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. Municipal bonds are typically of two types:

  General obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power.
  Revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

The economic recovery that began in the spring of 2003 persisted throughout the reporting period, resulting in annualized economic growth rates of more than 4% during the fourth quarter of 2003 and the first quarter of 2004. Although robust economic growth historically has led to more restrictive monetary policies from the Federal Reserve Board (the “Fed”) in previous recoveries, the current economic rebound was largely a “jobless” one, and there generally were few inflationary pressures for the Fed to fight with higher rates. Accordingly, the Fed left short-term interest rates unchanged at 1%.

In light of the Fed's accommodative monetary policy, money market yields continued to hover near historical lows during most of the reporting period. In addition, the money market “yield curve” remained relatively flat during the first five months of the reporting period, with smaller than average differences among the yields of money market instruments with maturities ranging from overnight to one year.

Despite early signs that the economic recovery had begun to result in higher tax revenues, most state and local governments continued to face operating budget deficits during the reporting period.To bridge their budget gaps, many municipalities increased their issuance of short-term debt.The resulting rise in the supply of newly issued tax-exempt money market instruments caused their yields to remain high relative to comparable taxable instruments. In fact, at times during the reporting period, tax-exempt money market securities offered higher yields than taxable ones.

In this environment, we generally maintained a cautious investment posture, setting the fund's weighted average maturity in a range between neutral and slightly shorter than average.This positioning was designed to give us the flexibility we need to move quickly if the market environment changes. In addition, because of the relatively flat yield curve, there generally was little incentive to purchase securities at

4

the long end of the fund's maturity range. While we have focused primarily on money market instruments with one-day or one-week maturities, we often complemented the fund's very short-term holdings with securities with maturities in the three- to eight-month range, which provided most of the yield of longer-dated securities with less interest-rate risk.

What is the fund's current strategy?

Market conditions appeared to change rapidly and significantly in April, after the release of data indicating a stronger labor market. Renewed concerns regarding potential inflationary pressures in the recovering economy, including higher energy and commodity prices, contributed to a widening of yield differences among money market instruments of various maturities. Indeed, just days after the end of the reporting period, the Fed appeared to move away from previous assurances that it could be “patient” before raising rates, stating instead that future rate hikes were likely to be “measured.”

In this changing environment and to keep cash available for seasonal redemptions, we recently increased the fund's holdings of variable-rate demand notes (VRDNs) whose yields are reset on a daily or weekly basis, and we reduced the fund's positions in commercial paper and municipal notes. This strategy is designed to help the fund capture higher yields more quickly if they become available.At the same time, we have maintained our focus on credit quality. Of course, we are prepared to change the fund's composition as market conditions evolve.

May 17, 2004

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund 5

STATEMENT OF INVESTMENTS

April 30, 2004 (Unaudited)

6

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Colorado (continued)
Interstate South Metropolitan District, GO Notes
Refunding 1.20%, 11/1/2004 (LOC; BNP Paribas)	1,975,000		1,975,000
Florida—5.6%
Alachua County Health Facilities Authority
Health Care Facilities Revenue, VRDN
(Oak Hammock University of Florida Project)
1.10% (LOC; BNP Paribas)	2,300,000	[a]	2,300,000
Broward County Housing Finance Authority, MFHR
Refunding, VRDN (Waters Edge Project)
1.10% (Insured; FNMA)	6,740,000	[a]	6,740,000
Florida Housing Finance Agency, MFMR, VRDN
(Town Colony Associates)
1.12% (LOC; Credit Suisse)	4,800,000	[a]	4,800,000
Georgia—6.0%
Burke County Development Authority, PCR
VRDN (Oglethorpe Power Corporation)
1.07% (Insured; FGIC and Liquidity Facility;
Bayerische Landesbank)	11,195,000	[a]	11,195,000
De Kalb County Development Authority
Private Schools Revenue, VRDN
(Marist School Inc. Project)
1.09% (LOC; SunTrust Bank)	3,500,000	[a]	3,500,000
Illinois—20.9%
City of Chicago, GO Notes 1.05%, 1/13/2005
(LOC; State Street Bank and Trust)	5,500,000		5,500,000
Illinois Development Finance Authority, VRDN:
IDR (Heritage Tool and Manufacturing Inc.)
1.23% (LOC; Bank of Montreal)	4,285,000	[a]	4,285,000
MFHR, Refunding (Orleans-Illinois Project)
1.09% (Insured; FSA and Liquidity Facility;
The Bank of New York)	12,000,000	[a]	12,000,000
Illinois Educational Facilities Authority
Recreational Revenue, VRDN
(Shedd Aquarium Society)
1.11% (LOC; Bank One)	4,300,000	[a]	4,300,000
Illinois Health Facilities Authority, Revenue, VRDN:
(Decatur Memorial Hospital Project)
1.09% (Insured; MBIA and Liquidity Facility;
Northern Trust Co.)	5,000,000	[a]	5,000,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Illinois (continued)
Illinois Health Facilities Authority
Revenue, VRDN (continued):
(Memorial Medical Center)
1.09% (LOC; KBC Bank)	2,400,000	[a]	2,400,000
(Rush Presbyterian Medical Center)
1.08% (LOC; Northern Trust Co.)	3,800,000	[a]	3,800,000
(The Carle Foundation)
1.09% (Insured; AMBAC and Liquidity Facility;
Northern Trust Co.)	4,000,000	[a]	4,000,000
Illinois Student Assistance Commission, SLR
VRDN 1.14% (LOC; Bank One)	3,400,000	[a]	3,400,000
Jackson-Union Counties Regional Port District
Port Facilities Revenue, Refunding, VRDN
(Enron Transportation Services)
1.09% (LOC; Wachovia Bank)	6,600,000	[a]	6,600,000
Indiana—5.3%
Indiana Health Facilities Financing Authority
Health Care Facilities Revenue, VRDN
Capital Access Designated Program
1.09% (LOC; Comerica Bank)	1,725,000	[a]	1,725,000
City of Seymour, EDR, VRDN
(Pedcor Investments Project)
1.14% (LOC; FHLB)	3,922,000	[a]	3,922,000
City of Wabash, EDR, VRDN
(Wabash Alloys Project)
1.13% (LOC; Fleet National Bank)	7,250,000	[a]	7,250,000
Kentucky—.6%
County of Breckinridge, LR, VRDN
(Kentucky Association Counties Leasing Trust)
1.11% (LOC; U.S. Bank N.A.)	1,400,000	[a]	1,400,000
Louisiana—3.7%
South Louisiana Port Commission, Port Revenue, VRDN
(Holnam Inc. Project) 1.14% (LOC; Wachovia Bank)	9,000,000	[a]	9,000,000
Massachusetts—8.5%
Massachusetts Health and Educational Facilities Authority
College and University Revenue, VRDN:
(Boston University) 1.06%
(LOC; State Street Bank and Trust Co.)	7,400,000	[a]	7,400,000
(Harvard University) .99%	6,100,000	[a]	6,100,000
(Simmons College) 1.09% (Insured; AMBAC and
Liquidity Facility; Fleet National Bank)	200,000	[a]	200,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Massachusetts (continued)
Town of Pembroke, GO Notes, BAN 2%, 8/5/2004	3,000,000		3,007,627
City of Salem, GO Notes, BAN 1.50%, 1/13/2005	4,000,000		4,011,664
Michigan—1.6%
University of Michigan, University Revenue, CP
.97%, 5/3/2004	4,000,000		4,000,000
Mississippi—2.6%
County of Jackson, Port Facilities Revenue, Refunding
VRDN (Chevron USA Inc. Project) 1.10%	6,300,000	[a]	6,300,000
Nebraska—.7%
Nebraska Educational Finance Authority
College and University Revenue, Refunding
VRDN (Creighton University Project)
1.10% (LOC; Allied Irish Bank PLC)	1,700,000	[a]	1,700,000
Nevada—1.3%
Clark County, IDR, VRDN
(Nevada Cogeneration Associates)
1.13% (LOC; ABN-AMRO)	2,600,000	[a]	2,600,000
Clark County School District, GO Notes, VRDN
1.07% (Insured; FSA and Liquidity Facility;
State Street Bank and Trust)	600,000	[a]	600,000
New Mexico—1.3%
City of Santa Fe, Gross Receipts Tax Revenue
VRDN (Wastewater Systems)
1.17% (LOC; BNP Paribas)	3,300,000	[a]	3,300,000
New York—2.0%
New York City Municipal Water Finance Authority
Water and Sewer Systems Revenue, VRDN
1.06% (Liquidity Facility; Bayerische Landesbank)	4,800,000	[a]	4,800,000
Ohio-1.2%
Ohio State University, Educational Revenue, CP
1%, 9/10/2004	3,000,000		3,000,000
Oklahoma—.5%
Tulsa County Industrial Authority, Revenue, VRDN
(First Mortgage Montercau)
1.10% (LOC; BNP Paribas)	1,185,000	[a]	1,185,000
Pennsylvania—.4%
Lehigh County Industrial Development Authority, PCR
VRDN (Allegheny Electric Cooperative)
1.05% (LOC; Rabobank)	1,020,000	[a]	1,020,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Principal
Tax Exempt Investments (continued)		Amount ($)		Value ($)

Texas—7.8%
Harris County Industrial Development Corporation, PCR
VRDN (Exxon Mobil Corporation) 1.03%		4,500,000	[a]	4,500,000
Northside Independent School District, GO Notes
1.02%, 6/15/2004 (Insured; PSF Guaranteed and
Liquidity Facility; Bank of America)		3,000,000	[b]	3,000,000
Southwest Higher Education Authority
College and University Revenue, VRDN
(Southern Methodist University) 1.10%
(LOC; Landesbank Hessen-Thuringen Girozentrale)		500,000	[a]	500,000
State of Texas, TRAN 2%, 8/31/2004		11,000,000		11,029,732
Washington—6.5%
Washington Housing Finance Commission, VRDN:
MFHR (Anchor Village Apartments Project)
1.10% (Insured; FNMA)		10,750,000	[a]	10,750,000
MFMR (Wandering Creek Project)
1.10% (Insured; FHLMC and
Liquidity Facility; FHLMC)		5,300,000	[a]	©5,300,000
Wisconsin—3.1%
University of Wisconsin Hospitals and Clinics Authority
Health Care Facilities Revenue, VRDN
1.09% (Insured; MBIA and LOC; U.S. Bank N.A.)		7,600,000	[a]	7,600,000

Total Investments (cost $	249,520,853)	101.7%		249,520,853
Liabilities, Less Cash and Receivables		(1.7%)		(4,151,471)
Net Assets		100.0%		245,369,382

10

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	98.6
AAA, AA, Ac		Aaa, Aa, Ac		AAA, AA, Ac	1.4
					100.0

a Securities payable on demand.Variable interest rate—subject to periodic change. b Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date. c Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	249,520,853	249,520,853
Cash		44,797
Interest receivable		498,750
		250,064,400

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		101,856
Payable for investment securities purchased		2,650,000
Bank loan payable—Note 3		1,820,000
Dividends payable		109,707
Payable for shares of Capital Stock redeemed		12,107
Interest payable—Note 3		1,348
		4,695,018

Net Assets ( $)		245,369,382

Composition of Net Assets ($):
Paid-in capital		245,373,882
Accumulated net realized gain (loss) on investments		(4,500)

Net Assets ( $)		245,369,382

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	31,031,799	214,337,583
Shares Outstanding	31,033,554	214,340,328

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2004

Investment Income ($):
Interest Income	1,422,566
Expenses:
Management fee—Note 2(a)	684,767
Distribution fees (Investor Shares)—Note 2(b)	28,079
Interest expense—Note 3	6,930
Total Expenses	719,776
Investment Income—Net, representing net increase
in net assets resulting from operations	702,790

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	702,790	2,237,750
Net realized gain (loss) on investments	—	(2,787)
Net Increase (Decrease) in Net Assets
Resulting from Operations	702,790	2,234,963

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(47,178)	(174,081)
Class R shares	(655,612)	(2,063,669)
Total Dividends	(702,790)	(2,237,750)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	44,242,509	118,427,509
Class R shares	302,771,761	694,361,504
Dividends reinvested:
Investor shares	39,684	129,832
Class R shares	62,956	145,926
Cost of shares redeemed:
Investor shares	(44,561,256)	(119,147,931)
Class R shares	(337,740,620)	(762,363,992)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(35,184,966)	(68,447,152)
Total Increase (Decrease) in Net Assets	(35,184,966)	(68,449,939)

Net Assets ($):
Beginning of Period	280,554,348	349,004,287
End of Period	245,369,382	280,554,348

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Investor Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.004	.009	.026	.033	.025
Distributions:
Dividends from investment
income—net	(.002)	(.004)	(.009)	(.026)	(.033)	(.025)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.34[a]	.44	.87	2.60	3.38	2.57

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.70[a]	.70	.70	.70	.70	.70
Ratio of interest expense
to average net assets	.01[a]	.00[b]	.01	.01	.01	—
Ratio of net investment income
to average net assets	.34[a]	.45	.86	2.64	3.35	2.54

Net Assets, end of period
($ X 1,000)	31,032	31,311	31,902	26,955	39,694	30,689

a Annualized b Amount represents less than .01% per share. See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.006	.011	.028	.035	.027
Distributions:
Dividends from investment
income—net	(.003)	(.006)	(.011)	(.028)	(.035)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.54[a]	.65	1.07	2.78	3.59	2.77

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.50[a]	.50	.50	.50	.50	.50
Ratio of interest expense
to average net assets	.01[a]	.00[b]	.01	.01	.01	—
Ratio of net investment income
to average net assets	.53[a]	.65	1.07	2.72	3.52	2.74

Net Assets, end of period
($ X 1,000)	214,338	249,243	317,102	341,092	264,215	287,117

a Annualized b Amount represents less than .01% per share. See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $4,500 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $1,713 of the carryover expires in fiscal 2005 and $2,787 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 were all tax exempt income.The tax

18

character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $97,624 and Rule 12b-1 distribution plan fees $4,232.

(b) Distribution Plan: Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets (currently limited by the Company's Board of Directors to .20%) attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2004, Investor shares were charged $28,079 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average amount of borrowings outstanding under the line of credit during the period ended April 30, 2004 was approximately

20

$918,500 with a related weighted average annualized interest rate of 1.51%.

NOTE 4—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 21

For More Information

Dreyfus
Municipal Reserves
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.

One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0324SA0404

Dreyfus Premier
Balanced Fund

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
16	Statement of Financial Futures
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Financial Highlights
26	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Premier
Balanced Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Balanced Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the fund, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the fund.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest.The sustained economic rebound has driven overall corporate earnings and stock prices higher, while bond prices generally have become more volatile.

Despite recently encouraging economic news, we continue to believe that investors should be aware of the potential risks that could lead to corrections in the financial markets. Chief among them, in our view, are a possible acceleration of inflation and the chance that terrorism could cause instability in global markets.As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund produced total returns of 2.53% for Class A shares, 2.15% for Class B shares, 2.23% for Class C shares, 2.74% for Class R shares, and 2.49% for Class T shares.1 In comparison, the fund’s benchmark, a hybrid index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S. Aggregate Index (“Lehman Aggregate Index”), provided a total return of 4.01% for the same period. Separately, the S&P 500 Index and the Lehman Aggregate Index provided total returns of 6.27% and 1.25%, respectively, for the same period.2

We attribute these results to a generally favorable, but volatile, market environment for both stocks and bonds during the reporting period. While the fund shared in the market’s rise to a degree, disappointing results from our security selection strategy undermined the fund’s overall performance relative to the fund’s hybrid benchmark.

What is the fund’s investment approach?

The fund is a balanced fund, with an allocation under normal circumstances of 60% stocks and 40% bonds, corresponding to the fund’s benchmark. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class, using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates.

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

In light of stronger U.S. economic growth during the reporting period, we generally emphasized stocks over bonds. Energy stocks led the fund’s gains, benefiting from strong industrial demand, constrained supplies and rising commodity prices.Top performers included independent exploration and production companies, such as XTO Energy, and oil service companies, like Schlumberger. Financial services companies that tend to be less sensitive to interest rates, particularly consumer finance and insurance companies, represented another profitable area, as did industrial machinery manufacturers.The fund also derived significant gains from individual holdings in other areas, most notably outdoor advertising company Lamar Advertising and electric utility TXU Corp.

On the other hand, the fund’s equity-related gains were held in check by the market’s bias in favor of smaller stocks than those on which the fund focuses. Returns compared to the benchmark also suffered from the fund’s emphasis on technology stocks. Although most technology companies met or exceeded analysts’ earnings expectations, stock prices generally retreated on concerns that earnings growth might slow as the economic cycle unfolds. While most areas of technology were hurt by this trend, the fund’s semiconductor holdings, such as Novellus Systems, KLA-Tencor, Intel and Taiwan Semiconductor Manufacturing Company, were most deeply affected. In the telecommunications services area, relative performance was hurt by the fund’s position in MCI, which faced uncertainties emerging from bankruptcy, and its lack of exposure to AT&T Wireless, which benefited from a buyout offer. Finally, declines in Ryanair, a low-fare European airline, undermined gains in the industrials area.

The bond portion of the fund slightly underperformed the Lehman Aggregate Index during the reporting period, primarily due to the fund’s strategy of targeting higher quality in credit. The portfolio was underweight in corporate bonds relative to the Lehman Aggregate Index by a small percentage, which detracted slightly from performance

4

as corporate bonds (particular lower credit quality bonds) outperformed Treasuries.Toward the end of the reporting period, the bond portfolio was overweight in cash and underweight Treasuries, which further detracted from performance relative to the Lehman Aggregate Index.

What is the fund’s current strategy?

As of the end of the reporting period, the fund continues to emphasize stocks over bonds in light of current economic trends. Among stocks, we hold slightly overweighted positions in the economically sensitive technology and materials sectors, and an underweighted position in the consumer discretionary area, which we believe may be vulnerable to potentially higher interest rates. However, the primary focus of our stock selection process remains on finding the most attractive individual investment ideas wherever they may be.

Among bonds, we have continued to invest in corporate bonds, mortgage-backed securities, U.S. Treasury securities and other types of fixed-income securities in proportions that approximately mirror their representation in the Lehman Aggregate Index.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 20, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER, INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)
Common Stocks—66.6%	Shares	Value ($)

Consumer Discretionary—6.8%
Carnival	35,800	1,527,586
Clear Channel Communications	34,000	1,410,660
Comcast, Cl. A	21,937 [a]	660,303
Disney(Walt)	51,000	1,174,530
Hilton Hotels	50,000	874,500
Home Depot	63,000	2,216,970
Lamar Advertising	35,000 [a,b]	1,437,100
Liberty Media	114,000 [a]	1,247,160
Petsmart	43,000	1,191,100
Staples	30,800	793,408
TJX Cos	59,000	1,449,630
Target	32,900	1,426,873
Time Warner	104,300 [a]	1,754,326
Toyota Motor, ADR	17,000	1,244,570
Univision Communications	33,000 [a]	1,117,050
Viacom, Cl. B	66,000	2,550,900
		22,076,666
Consumer Staples—6.7%
Altria Group	72,800	4,031,664
Coca-Cola	49,900	2,523,443
Colgate-Palmolive	24,000	1,389,120
PepsiCo	53,400	2,909,766
Procter & Gamble	35,500	3,754,125
Wal-Mart Stores	124,100	7,073,700
		21,681,818
Energy—4.1%
Anadarko Petroleum	33,000	1,768,140
ChevronTexaco	24,000	2,196,000
Exxon Mobil	141,200	6,008,060
Schlumberger	31,000	1,814,430
XTO Energy	52,125	1,391,738
		13,178,368
Financial—13.3%
American Express	27,000	1,321,650
American International Group	71,700	5,137,305
Bank of America	48,769	3,925,417

6

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Bank of New York	53,300	1,553,162
Bank One	25,000	1,234,250
Capital One Financial	20,000	1,310,600
CIT Group	54,000	1,855,980
Citigroup	129,700	6,237,273
Countrywide Financial	22,999	1,363,840
Federal Home Loan Association	19,000	1,109,600
Federal National Mortgage Association	35,900	2,467,048
Fidelity National Financial	26,400	966,240
Fifth Third Bancorp	31,000	1,663,460
Goldman Sachs Group	20,300	1,958,950
J.P. Morgan Chase & Co.	35,600	1,338,560
MBNA	51,850	1,264,103
Merrill Lynch	31,000	1,681,130
Morgan Stanley	31,000	1,593,090
St. Paul Cos	26,380	1,072,875
U.S. Bancorp	53,000	1,358,920
Wells Fargo	48,400	2,732,664
		43,146,117
Health Care—9.3%
Abbott Laboratories	23,300	1,025,666
Amgen	21,000 [a]	1,181,670
Bard (C.R.)	11,000 [a]	1,168,970
Barr Pharmaceuticals	21,000 [a]	869,820
Becton, Dickinson & Co.	23,000	1,162,650
Boston Scientific	26,000 [a]	1,070,940
CIGNA	21,000	1,354,710
Community Health Systems	30,000 [a]	773,700
Genzyme	23,000 [a]	1,001,880
Johnson & Johnson	68,300	3,690,249
Lilly (Eli) & Co.	22,100	1,631,201
Medtronic	26,000	1,311,960
Merck & Co.	39,100	1,837,700
Novartis, ADR	26,000	1,164,800
Pfizer	215,700	7,713,432
Teva Pharmaceutical Industries, ADR	18,000	1,108,080

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Watson Pharmaceuticals	23,000 [a]	819,030
Wyeth	30,000	1,142,100
		30,028,558
Industrials—7.3%
Danaher	13,000	1,202,760
Deere & Co	23,000	1,564,920
Emerson Electric	19,000	1,144,180
General Electric	239,600	7,176,020
Illinois Tool Works	19,000	1,637,990
Ingersoll-Rand	20,000 [a]	1,291,000
Lockheed Martin	24,000	1,144,800
PACCAR	18,000	1,016,280
Rockwell Collins	27,000	870,750
3M	17,200	1,487,456
Tyco International	53,000	1,454,850
United Parcel Service, Cl. B	17,000	1,192,550
United Technologies	13,000	1,121,380
Waste Management	45,000	1,278,000
		23,582,936
Information Technology—12.1%
Accenture	54,000 [a]	1,283,580
Altera	37,000 [a]	740,370
Cisco Systems	149,700 [a]	3,124,239
Computer Associates International	24,000	643,440
Computer Sciences	27,000 [a]	1,104,570
Dell	74,900 [a]	2,599,779
EMC	119,000 [a]	1,328,040
Hewlett-Packard	92,640	1,825,008
Intel	141,300	3,635,649
International Business Machines	43,200	3,808,944
Jabil Circuit	67,000 [a]	1,768,130
Lexmark International	17,000 [a]	1,537,820
Microsoft	216,800	5,630,296
Motorola	61,000	1,113,250
National Semiconductor	17,000 [a]	693,430
Oracle	114,100 [a]	1,280,202

8

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
QUALCOMM	15,000	936,900
SanDisk	30,000 [a]	693,300
SAP, ADR	20,000	745,600
Siebel Systems	76,000 [a]	781,280
Taiwan Semiconductor Manufacturing, ADR	115,300	1,098,809
Texas Instruments	51,000	1,280,100
VeriSign	78,000 [a]	1,258,140
Xilinx	12,300	413,649
		39,324,525
Materials—2.9%
Air Products & Chemicals	27,000	1,344,870
Alcoa	35,600	1,094,700
du Pont (EI) deNemours	27,000	1,159,650
International Paper	37,000	1,491,840
PPG Industries	20,000	1,186,200
Praxair	51,800	1,893,290
Weyerhaeuser	20,000	1,184,000
		9,354,550
Telecommunication Services—2.1%
BellSouth	34,500	890,445
SBC Communications	54,700	1,362,030
Sprint (FON Group)	76,000	1,359,640
Telefonos de Mexico, ADR	32,000	1,092,480
Verizon Communications	58,000	2,188,920
		6,893,515
Utilities—2.0%
Exelon	27,000	1,807,380
FPL Group	15,000	954,300
Progress Energy	16,000	684,320
Southern	35,000 [b]	1,006,600
TXU	41,000 [b]	1,399,740
Wisconsin Energy	23,000	722,200
		6,574,540
Total Common Stocks
(cost $182,354,316)		215,841,593

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes—29.4%	Amount ($)		Value ($)

Airlines—.0%
Continental Airlines,
Pass-Through Ctfs., Ser. 1998-1,
Cl. A, 6.648%, 9/15/2017	63,881		61,841
Asset-Backed Certificates-Credit Cards—.4%
MBNA Credit Card Master Note Trust,
Ser. 2002-C1, Cl. 1, 6.8%, 7/15/2014	1,228,300		1,336,829
Auto Manufacturing—.4%
Ford Motor,
Notes, 7.45%, 7/16/2031	620,000		606,137
General Motors,
Sr. Notes, 8.375%, 7/15/2033	547,000		593,285
			1,199,422
Banks—.6%
Bank of America,
Sr. Notes, 4.375%, 12/1/2010	1,675,000		1,651,632
Dresdner Funding Trust I,
Bonds, 8.151%, 6/30/2031	275,000	[c]	316,970
			1,968,602
Commercial Mortgage Pass-Through Ctfs.—1.7%
Chase Commerical Mortgage Securities Corp,
Ser. 2001-245, Cl. A1, 5.974%, 2/12/2016	1,507,889	[c]	1,595,965
CS First Boston Mortgage Securities,
Ser. 1998-C1,Cl. A1A, 6.26%, 5/17/2040	952,325		987,152
GE Capital Commercial Mortgage Corp,
Ser. 2004-C2 G, 5.326%, 3/10/2014	1,500,000	[c]	1,461,094
Salomon Brothers Mortgage Securities VII,
Ser. 2002-Key2, Cl. A1, 3.222%, 3/18/2036	1,617,276		1,630,383
			5,674,594
Computers—.5%
International Businss Machines,
Sr. Notes, 4.75%, 11/29/2012	210,000		207,883
Hewlett-Packard,
Notes, 5.75%, 12/15/2006	1,365,000		1,456,680
			1,664,563
Consumer Products—.2%
Kimberly-Clark,
Notes, 5%, 8/15/2013	760,000		769,798

10

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Diversified Financial Services—.7%
Boeing Capital,
Bonds, 5.8%, 1/15/2013	201,000	[b]	208,816
Sr. Notes, 4.75%, 8/25/2008	421,000		432,167
CIT Group,
Sr. Notes, 4.75%, 12/15/2010	342,000		339,465
Ford Motor Credit,
Notes, 1.31%, 3/13/2007	159,000		155,820
General Electric Capital,
Sr. Notes, Ser. A,
4.25%, 12/1/2010	461,000		451,626
Goldman Sachs,
Notes, 3.875%, 1/15/2009	640,000	[b]	630,774
			2,218,668
Electric—.9%
Consolidated Edison of New York,
Debs., 4.875%, 2/1/2013	1,075,000		1,067,301
Entergy Arkansas,
First Mortgage, 5.4%, 5/1/2018	385,000		365,959
Public Service Company of Colorado,
First Collateral Trust Bonds, Ser. 12,
4.875%, 3/1/2013	541,000		533,363
TXU Energy,
Sr. Notes, 7%, 3/15/2013	800,000		885,806
			2,852,429
Equipment—.5%
Pitney Bowes,
Notes, 4.75%, 5/15/2018	1,715,000		1,611,925
Food & Beverages—.2%
Miller Brewing,
Notes, 4.25%, 8/15/2008	400,000	[b,c]	401,765
Pepsi Bottling,
Sr. Notes, Ser. B, 7%, 3/1/2029	235,000		262,979
			664,744
Electrical Components & Equipment—.2%
Emerson Electric,
Bonds, 4.5%, 5/1/2003	685,000		661,161

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Forest Products and Paper—.1%
International Paper,
Notes, 5.85%, 10/30/2012	150,000		155,113
Healthcare—.4%
Abbott Laboratories,
Notes, 4.35%, 3/15/2014	792,000		750,790
UnitedHealth Group,
Sr. Notes, 3.3%, 1/30/2008	500,000		494,827
			1,245,617
Insurance—.2%
Chubb,
Notes, 6%, 11/15/2011	185,000		197,254
Metlife,
Sr. Notes, 5.375%, 12/15/2012	535,000	[b]	544,092
			741,346
Manufacturing—.2%
General Electric,
Notes, 5%, 2/1/2013	641,000		638,439
Media—.2%
Clear Channel Communications,
Sr. Notes, 5%, 3/15/2012	181,000	[b]	179,990
Liberty Media,
Sr. Notes, 5.7%, 5/15/2013	255,000	[b]	255,422
Time Warner,
Notes, 6.875%, 5/1/2012	200,000		218,991
			654,403
Mining—.2%
Alcoa,
Notes, 4.25%, 8/15/2007	130,000		133,660
6%, 1/15/2012	520,000	[b]	561,784
			695,444
Oil and Gas—.1%
Conocophillips,
Notes, 4.75%, 10/15/2012	285,000		282,355
Real Estate—.1%
EOP Operating,
Sr. Notes, 7%, 7/15/2011	190,000		211,164

12

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Residential Mortgage Pass-Through Ctfs.—.7%
Argent Securities,
Ser. 2004-WE5,Cl. AF4, 4.01%, 4/25/2034	800,000		770,560
Residential Asset Mortgage Products
Ser. 2003-RS8, Cl. A4, 4.223%, 10/25/2028	1,600,000		1,613,782
			2,384,342
Structured Index—1.0%
Morgan Stanley Traded Custody Receipts:
Ser. 2002-1, 5.878%, 3/1/2007	3,045,000	[c,d]	3,231,780
Telecommunications—.6%
British Telecommunications,
Notes, 8.375%, 12/15/2010	727,000		866,468
Motorola,
Sr. Notes, 8%, 11/1/2011	260,000		301,604
Verizon Florida,
Debs., 6.125%, 1/15/2013	411,000		430,955
Verizon Wireless Capital,
Notes, 5.375%, 12/15/2006	115,000		121,424
Vodafone,
Notes, 7.875%, 2/15/2030	55,000		65,907
			1,786,358
Transportation—.0%
Union Pacific Corp,
Debs., 7.125%, 2/1/2028	115,000		126,858
U.S. Government—6.3%
U.S. Treasury Bonds:
5.375%, 2/15/2031	265,000		268,559
U.S. Treasury Notes:
1.5%,3/31/2006	84,000		82,855
1.625% 2/28/2006	176,000		174,185
2.25%, 4/30/2006	176,000		175,849
4%, 2/15/2014	15,009,000	[b]	14,422,718
6.25%,2/15/2007	2,090,000	[b]	2,284,454
U.S. Treasury Inflation Protection Securities:
4.151%, 1/15/2008	2,799,034	[b,e]	3,082,094
			20,490,714

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Principal
Bonds and Notes (continued)		Amount ($)		Value ($)

U.S. Government Agencies/Mortgage-Backed—13.0%
Federal Home Loan Bank, Bonds:
Ser. 432, 4.5%, 9/16/2013		8,270,000		8,016,152
Federal Home Loan Mortgage Corp.,
REMIC, Gtd. Multiclass Mortgage Participation Cfts.:
Ser. 2612, Cl. LJ, 4%, 7/15/2022		359,239		365,353
Ser. 2693, Cl. MH, 5.5%, 9/15/2027		2,000,000		1,940,000
(Interest Only Obligation):
Ser. 2770, Cl. YI, 5%, 6/15/2022		1,000,000	[f]	129,062
Federal National Mortgage Association:
Mortgage-Backed:
6.88%, 2/1/2028		743,700		802,787
6%, 8/1/2032		1,326,724		1,358,234
6%, 10/1/2032		1,641,518		1,680,504
Government National Mortgage Association I:
5.5%, 4/15/2033		4,846,387		4,853,948
6%, 5/15/2028-4/15/2033		27,253,604		22,996,027
				42,142,067
Total Bonds and Notes
(cost $	97,249,790)			95,470,576

Other Investments—4.7%		Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund		5,105,334	[g]	5,105,334
Dreyfus Institutional Cash Advantage Plus Fund		5,105,333	[g]	5,105,333
Dreyfus Institutional Preferred Plus Money Market Fund		5,105,333	[g]	5,105,333
Total Other Investments
(cost $	15,316,000)			15,316,000

		Principal
Short-Term Investments—.4%		Amount ($)		Value ($)

U.S. Treasury Bills;
.93%, 6/10/2004
(cost $	1,303,719)	1,305,000	[h]	1,303,826

14

Investment of Cash Collateral
for Securities Loaned—7.8%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	24,520,579)		25,420,579 [g]	25,420,579

Total Investments (cost $		320,744,404)	108.9%	353,352,574
Liabilities, Less Cash and Receivables			(8.9%)	(28,797,225)
Net Assets			100.0%	324,555,349
a Non-income producing.
b	All or a portion of these securities are on loan.At April 30, 2004, the total market value of the fund’s securities on loan is $24,652,031 and the total market value of the collateral held by fund is $25,420,579.

c	Securities exempt from registration under Rule 144A of the Securities Act of 1993.These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2004, these securities amount to $7,007,574 or 2.2% of net assets.

d	Security linked to a portfolio of investment grade debt securities.
e	Principal amount for accrual purpose is periodically adjusted based on a changes to the Consumer Price Index.
f	Notional face amount shown
g	Investments in affiliated money market mutual funds.
h	Partially held by a broker in a segregated account for open financial futures.

See notes to financial statements.

The Fund 15

STATEMENT OF FINANCIAL FUTURES
April 30, 2004 (Unaudited)
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2004 ($)

Financial Futures Long:
U.S. Treasury 30 year Bond	1	107,094	June 2004	(2,694)
Financial Futures Short:
U.S. Treasury 5 year Note	9	989,438	June 2004	221
				(2,473)

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $24,652,031)—Note 1(b,c):
Unaffiliated issuers	280,007,825	312,615,995
Affiliated issuers	40,736,579	40,736,579
Cash		603,510
Receivable for investment securities sold		5,193,039
Dividends and interest receivable		1,124,830
Receivable for shares of Capital Stock subscribed		68,590
		360,342,543

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		369,589
Liability for securities on loan—Note 1(b)		25,420,579
Payable for shares of Capital Stock redeemed		7,432,989
Payable for investment securities purchased		2,561,004
Payable for futures variation margin—Note 1(d)		3,033
		35,787,194

Net Assets ( $)		324,555,349

Composition of Net Assets ( $):
Paid-in capital		526,776,561
Accumulated undistributed investment income—net		698,874
Accumulated net realized gain (loss) on investments		(234,625,783)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($2,473) net unrealized
(depreciation) on financial futures]		31,705,697

Net Assets ( $)		324,555,349
Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	106,752,319	92,158,810	18,279,785	107,001,377	363,058
Shares Outstanding	8,811,440	7,638,800	1,509,737	8,826,084	29,995

Net Asset Value
Per Share ($)	12.12	12.06	12.11	12.12	12.10

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)
Investment Income ($):
Income:
1,939,676
Cash dividends (net of $6,589 foreign taxes withheld at source):
1,875,627
46,984
18,306
Total Income	3,880,593
Expenses:
Management fee—Note 2(a)	1,713,641
Distribution and service fees—Note 2(b)	746,627
Dividends on securities sold short	15,480
Loan commitment fees—Note 4	1,701
Total Expenses	2,477,449
Less—reduction in management fee due to
undertaking—Note 2(a)	(84,406)
Net Expenses	2,393,043
Investment Income—Net	1,487,550

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments:
Long transactions	9,981,609
Short sale transactions	(163,814)
Net realized gain (loss) on financial futures	(1,622,224)
Net Realized Gain (Loss)	8,195,571
Net unrealized appreciation (depreciation) on investments (including
$105,286 net unrealized appreciation on financial futures)	(1,195,407)
Net Realized and Unrealized Gain (Loss) on Investments	7,000,164
Net Increase in Net Assets Resulting from Operations	8,487,714

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	1,487,550	3,304,279
Net realized gain (loss) on investments	8,195,571	(41,937,771)
Net unrealized appreciation
(depreciation) on investments	(1,195,407)	84,395,022
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,487,714	45,761,530

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(908,159)	(1,635,519)
Class B shares	(381,182)	(371,108)
Class C shares	(75,275)	(80,194)
Class R shares	(875,389)	(2,536,285)
Class T shares	(2,022)	(3,338)
Total Dividends	(2,242,027)	(4,626,444)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	15,656,491	31,942,055
Class B shares	2,756,473	6,411,710
Class C shares	1,163,926	1,148,146
Class R shares	19,044,037	21,709,250
Class T shares	48,877	230,654
Dividends reinvested:
Class A shares	587,044	947,612
Class B shares	303,381	292,272
Class C shares	43,603	48,470
Class R shares	872,360	2,532,492
Class T shares	1,822	2,924
Cost of shares redeemed:
Class A shares	(40,265,762)	(96,121,460)
Class B shares	(16,967,594)	(31,813,694)
Class C shares	(3,706,751)	(8,956,678)
Class R shares	(13,948,408)	(174,633,286)
Class T shares	(13,003)	(398,514)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(34,423,504)	(246,658,047)
Total Increase (Decrease) in Net Assets	(28,177,817)	(205,522,961)

Net Assets ($):
Beginning of Period	352,733,166	558,256,127
End of Period	324,555,349	352,733,166
Undistributed investment income—net	698,874	1,453,351

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Class Aa
Shares sold	1,269,106	2,873,319
Shares issued for dividends reinvested	49,149	86,369
Shares redeemed	(3,309,826)	(8,805,556)
Net Increase (Decrease) in Shares Outstanding	(1,991,571)	(5,845,868)

Class Ba
Shares sold	224,388	579,890
Shares issued for dividends reinvested	25,432	26,821
Shares redeemed	(1,381,399)	(2,911,193)
Net Increase (Decrease) in Shares Outstanding	(1,131,579)	(2,304,482)

Class C
Shares sold	93,845	101,979
Shares issued for dividends reinvested	3,641	4,435
Shares redeemed	(300,998)	(813,527)
Net Increase (Decrease) in Shares Outstanding	(203,512)	(707,113)

Class R
Shares sold	1,523,492	2,008,521
Shares issued for dividends reinvested	73,029	231,306
Shares redeemed	(1,138,132)	(15,737,305)
Net Increase (Decrease) in Shares Outstanding	458,389	(13,497,478)

Class T
Shares sold	3,998	20,036
Shares issued for dividends reinvested	152	267
Shares redeemed	(1,043)	(35,436)
Net Increase (Decrease) in Shares Outstanding	3,107	(15,133)

a During the period ended April 30, 2004, 481,707 Class B shares representing $5,937,451 were automatically converted to 480,438 Class A shares and during the period ended October 31, 2003, 554,499 Class B shares representing $6,062,358 were automatically converted to 553,053 Class A shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months	Ended
April 30, 2004			Year Ended October 31,

Class A Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	11.90	10.73	12.44	15.23	15.69	14.88
Investment Operations:
Investment income—net[a]	.06	.09	.13	.22	.44	.36
Net realized and unrealized
gain (loss) on investments	.25	1.19	(1.68)	(2.71)	(.19)	1.68
Total from Investment Operations	.31	1.28	(1.55)	(2.49)	.25	2.04
Distributions:
Dividends from
investment income—net	(.09)	(.11)	(.16)	(.30)	(.38)	(.30)
Dividends from net realized
gain on investments	—	—	—	—	(.33)	(.93)
Total Distributions	(.09)	(.11)	(.16)	(.30)	(.71)	(1.23)
Net asset value, end of period	12.12	11.90	10.73	12.44	15.23	15.69

Total Return (%)[b]	2.53[c]	12.05	(12.62)	(16.65)	1.66	14.39

Ratios/Supplemental Data (%):
Ratio of expense
to average net assets	.60[c]	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income
to average net assets	.52[c]	.86	1.06	1.57	2.83	2.31
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	.02[c]	—	—	—	—	—
Portfolio Turnover Rate	89.46[c]	305.24	268.17	150.98	100.47	104.42

Net Assets, end of period
($ x 1,000)	106,752	128,519	178,679	290,331	379,670	213,362
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

Six Months	Ended
April 30, 2004			Year Ended October 31,

Class B Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	11.85	10.69	12.40	15.18	15.65	14.83
Investment Operations:
Investment income—net[a]	.02	.01	.04	.11	.32	.24
Net realized and unrealized
gain (loss) on investments	.23	1.19	(1.68)	(2.70)	(.19)	1.69
Total from Investment Operations	.25	1.20	(1.64)	(2.59)	.13	1.93
Distributions:
Dividends from
investment income—net	(.04)	(.04)	(.07)	(.19)	(.27)	(.18)
Dividends from net realized
gain on investments	—	—	—	—	(.33)	(.93)
Total Distributions	(.04)	(.04)	(.07)	(.19)	(.60)	(1.11)
Net asset value, end of period	12.06	11.85	10.69	12.40	15.18	15.65

Total Return (%)[b]	2.15[c]	11.21	(13.29)	(17.27)	.84	13.64

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.97[c]	2.00	2.00	2.00	2.00	2.00
Ratio of interest expense and
loan commitment fees
to average net assets	.01[c]	—	—	—	—	—
Ratio of net investment income
to average net assets	.15[c]	.12	.31	.83	2.07	1.55
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	.02[c]	—	—	—	—	—
Portfolio Turnover Rate	89.46[c]	305.24	268.17	150.98	100.47	104.42

Net Assets, end of period
($ x 1,000)	92,159	103,904	118,415	174,172	223,096	205,491
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.

See notes to financial statements.

22

Six Months	Ended
April 30, 2004			Year Ended October 31,

Class C Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	11.89	10.73	12.45	15.23	15.70	14.87
Investment Operations:
Investment income—net[a]	.02	.01	.04	.12	.32	.24
Net realized and unrealized
gain (loss) on investments	.24	1.19	(1.69)	(2.71)	(.19)	1.71
Total from Investment Operations	.26	1.20	(1.65)	(2.59)	.13	1.95
Distributions:
Dividends from
investment income—net	(.04)	(.04)	(.07)	(.19)	(.27)	(.19)
Dividends from net realized
gain on investments	—	—	—	—	(.33)	(.93)
Total Distributions	(.04)	(.04)	(.07)	(.19)	(.60)	(1.12)
Net asset value, end of period	12.11	11.89	10.73	12.45	15.23	15.70

Total Return (%)[b]	2.23[c]	11.17	(13.32)	(17.26)	.90	13.59

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.97[c]	2.00	2.00	2.00	2.00	2.00
Ratio of interest expense and
loan commitment fees
to average net assets	.01[c]	—	—	—	—	—
Ratio of net investment income
to average net assets	.15[c]	.11	.31	.83	2.07	1.57
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	.02[c]	—	—	—	—	—
Portfolio Turnover Rate	89.46[c]	305.24	268.17	150.98	100.47	104.42

Net Assets, end of period
($ x 1,000)	18,280	20,370	25,970	43,451	60,237	55,723
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

Six Months	Ended
April 30, 2004			Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	11.91	10.74	12.45	15.24	15.70	14.88
Investment Operations:
Investment income—net[a]	.08	.12	.16	.25	.47	.40
Net realized and unrealized
gain (loss) on investments	.23	1.19	(1.68)	(2.71)	(.18)	1.69
Total from Investment Operations	.31	1.31	(1.52)	(2.46)	.29	2.09
Distributions:
Dividends from
investment income—net	(.10)	(.14)	(.19)	(.33)	(.42)	(.34)
Dividends from net realized
gain on investments	—	—	—	—	(.33)	(.93)
Total Distributions	(.10)	(.14)	(.19)	(.33)	(.75)	(1.27)
Net asset value, end of period	12.12	11.91	10.74	12.45	15.24	15.70

Total Return (%)	2.74[b]	12.19	(12.38)	(16.43)	1.86	14.76

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.47[b]	1.00	1.00	1.00	1.00	1.00
Ratio of interest expense and
loan commitment fees
to average net assets	.01[b]	—	—	—	—	—
Ratio of net investment income
to average net assets	.65[b]	1.10	1.31	1.83	3.07	2.54
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	.03[b]	—	—	—	—	—
Portfolio Turnover Rate	89.46[b]	305.24	268.17	150.98	100.47	104.42

Net Assets, end of period
($ x 1,000)	107,001	99,620	234,741	300,882	424,083	397,234
  a Based on average shares outstanding at each month end.
  Not annualized.

See notes to financial statements.

24

Six Months	Ended
April 30, 2004			Year Ended October 31,

Class T Shares	(Unaudited)	2003	2002	2001	2000	1999[a]

Per Share Data ($):
Net asset value,
beginning of period	11.88	10.72	12.43	15.21	15.68	15.43
Investment Operations:
Investment income—net[b]	0.05	0.07	.10	.18	.36	.08
Net realized and unrealized
gain (loss) on investments	.24	1.18	(1.68)	(2.70)	(.15)	.17
Total from Investment Operations	.29	1.25	(1.58)	(2.52)	.21	.25
Distributions:
Dividends from
investment income—net	(.07)	(.09)	(.13)	(.26)	(.35)	—
Dividends from net realized
gain on investments	—	—	—	—	(.33)	—
Total Distributions	(.07)	(.09)	(.13)	(.26)	(.68)	—
Net asset value, end of period	12.10	11.88	10.72	12.43	15.21	15.68

Total Return (%)[c]	2.49[d]	11.69	(12.86)	(16.82)	1.35	1.62[d]

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.72[d]	1.50	1.50	1.50	1.50	.32[d]
Ratio of interest expense and
loan commitment fees
to average net assets	.01[d]	—	—	—	—	—
Ratio of net investment income
to average net assets	.40[d]	.62	.78	1.31	2.52	.40[d]
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	.03[d]	—	—	—	—	—
Portfolio Turnover Rate	89.46[d]	305.24	268.17	150.98	100.47	104.42

Net Assets, end of period
($ x 1,000)	363	320	451	1,074	1,154	26
a From August 16, 1999 (commencement of initial offering) to October 31, 1999.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund’s investment objective is to outperform an unmanaged hybrid index, 60% of which is the Standard & Poor’s 500 Composite Stock Price Index and 40% of which is the Lehman Brothers U.S. Aggregate Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the Distributor of the fund’s shares.The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

26

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund’s Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30,2004,are set forth in the Statement of Financial Futures.

28

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $240,844,500 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $19,144,390 of the carryover expires in fiscal 2008, $105,290,796 expires in fiscal 2009, $72,687,006 expires in fiscal 2010 and $43,722,308 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 was as follows: ordinary income $4,626,444. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency ser-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

vices to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed from February 1, 2004 through July 20, 2004 to waive receipt of a portion of the fund’s management fee, in the amount of .10 of 1% of the value of the fund’s average daily net assets. The reduction in management fee pursuant to the undertaking, amounted to $84,406 during the period ended April 30, 2004.

30

The components of Due to The Dreyfus Corporation and affiliates in the statement of Assets and Liabilities consists of: management fees $280,417, distribution plan fees $93,678 and shareholder services plan fees $23,535, which are offset against an expense reimbursement currently in effect in the amount of $28,041.

During the period ended April 30, 2004, the Distributor retained $11,522 and $20 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $150,819 and $1,042 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Distribution and service plan: Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising,marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2004, Class A, Class B, Class C and Class T shares were charged $145,771, $376,061, $73,957 and $416, respectively, pursuant to their respective Plans. During the period ended April 30, 2004 Class B, Class C and Class T shares were charged $125,354, $24,652 and $416, respectively, pursuant to the Service Plan.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund’s Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager. During the period ended April 30, 2004, the fund derived $46,984 in income from these investments, which is included in dividend income in the fund’s Statement of Operations.

NOTE 3—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and short sales, during the period ended April 30, 2004, of which $33,085,236 in purchases and $33,193,276 in sales were from dollar roll transactions:

	Purchases ($)	Sales ($)

Long transactions	304,255,374	363,834,294
Short sale transactions	1,350,807	846
Total	305,606,181	363,835,140

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would realize a gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will

32

be recognized upon the termination of a short sale. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At April 30, 2004, there were no securities sold short outstanding.

At April 30, 2004, accumulated net unrealized appreciation on investments was $32,608,170, consisting of $40,190,982 gross unrealized appreciation and $7,582,812 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

34

NOTES

For More Information

Dreyfus Premier
Balanced Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0342SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Large Company Stock Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Large Company Stock Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Gary Richardson.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. One result of the economic rebound has been higher overall earnings and stock prices for many U.S. companies.

Although recent economic news generally has been encouraging, we continue to believe that investors should be aware of the potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation and the chance that terrorism could cause instability in global markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund produced a total return of 3.58% for Class A shares, 3.23% for Class B shares, 3.22% for Class C shares, 3.78% for Class R shares and 3.49% for Class T shares.1 For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index (“S&P 500 Index”), the fund's benchmark, was 6.27%.2

We attribute the stock market's good performance primarily to strong earnings reports and greater U.S. and global economic growth.While the fund benefited from this trend to a degree, its returns were undermined by negative surprises reported by several of its technology holdings and by price declines in some of the fund's holdings that are sensitive to changing interest rates.These factors caused the fund's performance to underperform that of the S&P 500 Index.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we believe meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but also exhibit what we believe to be higher than expected earnings momen-tum.A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

In addition to identifying what we believe are attractive investment opportunities, our approach has been designed to manage the risks associated with modifying the fund's sector and industry exposure

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

often in an effort to capitalize on those sectors and industries currently in favor.We do not believe that the advantages of attempting to rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to minimize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the fund held positions in approximately 123 stocks across 9 economic sectors. Our 10 largest holdings accounted for approximately 23% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

Energy and health care holdings generated the fund's greatest gains during the reporting period. Higher levels of demand, constrained supplies and rising commodity prices boosted the performance of refiners such as Valero Energy, energy producer Occidental Petroleum, oil service company Halliburton and diversified energy firm Conoco-Phillips. In the health care sector, traditionally defensive positions in insurers and health management firms, such as Aetna and UnitedHealth Group, benefited the fund's performance. Other health care holdings such as medical device maker Boston Scientific and pharmaceutical giant Pfizer also posted strong gains. However, drug maker Wyeth was hurt by product-related lawsuits that drove its stock price lower.

The fund suffered its greatest disappointments in the technology sector, where company-specific problems hurt several holdings. Most notably, communications equipment company Nortel Networks and software developer VERITAS Software faced regulatory inquiries regarding their accounting practices. Computer hard drive maker Seagate Technology also declined as a result of rising competitive pressures. Gains in other technology holdings, such as security software maker Symantec, online auctioneer eBay and cellular technology

4

provider QUALCOMM, failed to make up for these losses. In other areas, several economically sensitive holdings experienced declines in response to investors' concerns regarding potentially higher interest rates. Metal mining stocks such as Freeport-McMoRan Copper & Gold, Inco Limited and Alcan were hit hard, as were brokerage firms Merrill Lynch and Morgan Stanley and industrial stocks such as Deere & Co., Ingersoll-Rand and United Technologies. Finally, the initial bid and its subsequent withdrawal by cable television operator Comcast to acquire Walt Disney caused both stocks to decline.As a result, the fund sold its position in Comcast during the reporting period.

What is the fund's current strategy?

As of the end of the reporting period, we are emphasizing relatively defensive positions in high-quality companies that we believe have the potential to produce consistent, predictable earnings despite the possibility of rising interest rates and slowing economic expansion.We also have found a slightly greater than average number of what we believe are attractive investment opportunities in the energy sector, where demand remains high and supplies continue to be constrained. At the same time, we generally have continued to maintain our disciplined, sector-neutral investment approach.

May 17, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 20, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.

2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

STATEMENT OF INVESTMENTS

April 30, 2004 (Unaudited)

Common Stocks—99.1%	Shares	Value ($)

Consumer Cyclical—10.6%
BJ's Wholesale Club	22,710 [a]	550,263
Bed Bath & Beyond	24,930 [a]	925,401
Best Buy	22,590	1,225,508
CVS	27,380	1,057,689
Dana	44,810	903,370
GTECH Holdings	9,100	554,372
Home Depot	88,040	3,098,128
Lear	11,590	702,586
Limited Brands	63,730	1,315,387
McDonald's	56,640	1,542,307
NIKE, Cl. B	6,920	497,894
Safeway	30,300 [a]	695,385
Target	20,000	867,400
Wal-Mart Stores	59,750	3,405,750
Wendy's International	23,620	921,180
		18,262,620
Consumer Staples—8.3%
Altria Group	40,070	2,219,077
Archer-Daniels-Midland	35,800	628,648
Coca-Cola	52,180	2,638,743
Fortune Brands	11,610	885,262
General Mills	14,900	726,375
Kimberly-Clark	23,770	1,555,746
PepsiCo	46,255	2,520,435
Procter & Gamble	29,120	3,079,440
		14,253,726
Energy Related—8.0%
Apache	23,690	991,900
ConocoPhillips	30,710	2,189,623
Devon Energy	24,050	1,471,860
Exxon Mobil	78,550	3,342,303
GlobalSantaFe	18,700	493,119
Halliburton	52,540	1,565,692
Nabors Industries	22,390 [a]	993,220
Occidental Petroleum	34,010	1,605,272

6

Common Stocks (continued)	Shares	Value ($)

Energy Related (continued)
Valero Energy	16,150	1,029,724
		13,682,713
Health Care—13.8%
Abbott Laboratories	41,850	1,842,237
Aetna	17,800	1,472,950
Amgen	27,300 [a]	1,536,171
Biogen	9,700 [a]	572,300
Boston Scientific	44,100 [a]	1,816,479
Genzyme	11,140 [a]	485,258
Johnson & Johnson	58,490	3,160,215
Merck & Co.	39,170	1,840,990
Novartis, ADR	11,390	510,272
Pfizer	152,503	5,453,507
Teva Pharmaceutical Industries, ADR	14,480	891,389
UnitedHealth Group	31,210	1,918,791
Varian Medical Systems	4,020 [a]	345,077
Wyeth	47,090	1,792,716
		23,638,352
Interest Sensitive—23.0%
Allstate	20,610	945,999
American Express	29,630	1,450,389
American International Group	53,567	3,838,076
Bank of America	27,540	2,216,695
Bank One	37,900	1,871,123
Bear Stearns Cos.	8,810	706,033
Capital One Financial	15,690	1,028,166
Citigroup	113,043	5,436,238
Fannie Mae	21,350	1,467,172
Freddie Mac	27,780	1,622,352
General Electric	141,390	4,234,631
Goldman Sachs Group	18,420	1,777,530
J.P. Morgan Chase & Co.	55,270	2,078,152
Lehman Brothers Holdings	13,770	1,010,718
MBNA	42,990	1,048,096
Merrill Lynch	37,760	2,047,725

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Morgan Stanley	17,280	888,019
New York Community Bancorp	19,660	492,876
Radian Group	8,600	399,986
RenaissanceRe Holdings	11,390	600,139
SouthTrust	21,840	678,787
U.S. Bancorp	49,550	1,270,462
Wells Fargo	42,940	2,424,392
		39,533,756
Producer Goods—11.0%
Air Products & Chemicals	20,310	1,011,641
Alcan	11,800	474,714
Alcoa	14,300	439,725
Companhia Vale do Rio Doce, ADR	9,600 [a,b]	436,800
Cooper Industries, Cl. A	11,680	641,349
Deere & Co.	17,210	1,170,968
E. I. du Pont de Nemours	26,310	1,130,014
Freeport-McMoRan Copper & Gold, Cl. B	24,920	760,060
Honeywell International	32,970	1,140,103
ITT Industries	9,070	719,160
Inco Limited	22,440 [a]	645,150
Ingersoll-Rand, Cl. A	17,210	1,110,906
International Paper	16,530	666,490
PPG Industries	16,310	967,346
Pentair	16,680	993,961
Phelps Dodge	12,940 [a]	851,840
3M	18,850	1,630,148
Tyco International	56,060	1,538,847
Union Pacific	15,150	892,789
United Technologies	18,410	1,588,047
		18,810,058
Services—6.0%
Cendant	40,110	949,805
Manpower	24,270	1,138,263
News Corporation	18,770 [b]	686,231
Nextel Communications, Cl. A	50,000 [a]	1,193,000
Time Warner	53,350 [a]	897,347

8

Common Stocks (continued)	Shares	Value ($)

Services (continued)
Tribune	15,340	734,479
Univision Communications, Cl. A	24,500 [a]	829,325
Viacom, Cl. B	36,070	1,394,106
Walt Disney	108,150	2,490,694
		10,313,250
Technology—14.7%
Agilent Technologies	34,100 [a]	921,041
Cisco Systems	132,000 [a]	2,754,840
Dell	69,110 [a]	2,398,808
EMC	89,970 [a]	1,004,065
eBay	11,080 [a]	884,406
Intel	64,680	1,664,217
International Business Machines	19,870	1,751,938
Lexmark International	10,370 [a]	938,070
Linear Technology	31,570	1,124,839
Maxim Integrated Products	25,250	1,161,248
Microsoft	181,160	4,704,725
Nortel Networks	116,950 [a]	437,393
QUALCOMM	23,490	1,467,185
Seagate Technology	48,800 [a]	610,488
Symantec	29,420 [a]	1,325,371
Taiwan Semiconductor Manufacturing	.20 [a]	2
Texas Instruments	56,230	1,411,373
Xilinx	19,510 [a]	656,121
		25,216,130
Utilities—3.7%
Entergy	15,040	821,184
Exelon	18,440	1,234,373
FPL Group	14,030	892,588
PPL	18,470	791,440
SBC Communications	41,675	1,037,708
Sprint	36,300	649,407
Telefonos de Mexico, Cl. L., ADR	30,350	1,036,149
		6,462,849
Total Common Stocks
(cost $140,194,021)		170,173,454

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

a Non-income producing.
b	All or a portion of these securities are on loan.At April 30,2004, the total market value of the fund's securities on loan is $466,048 and the total market value of the collateral held by the fund is $481,600.

c	Investments in affiliated money market mutual fund. See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $466,048)—Note 1(b,d):
Unaffiliated issuers			141,947,021		171,926,454
Affiliated issuers			481,600		481,600
Dividends and interest receivable					149,640
Receivable for shares of Capital Stock subscribed					16,151
Receivable for investment securities sold					4,867
					172,578,712

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)					192,787
Cash overdraft due to custodian					50,868
Liability for securities on loan—Note 1(b)					481,600
Payable for shares of Capital Stock redeemed					129,480
					854,735

Net Assets ( $)					171,723,977

Composition of Net Assets ($):
Paid-in capital					222,449,814
Accumulated undistributed investment income-net					80,525
Accumulated net realized gain (loss) on investments					(80,785,795)
Accumulated net unrealized appreciation
(depreciation) on investments					29,979,433

Net Assets ( $)					171,723,977

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	96,784,428	52,294,860	11,394,629	10,529,128	720,932
Shares Outstanding	5,141,093	2,891,585	629,881	554,254	38,718

Net Asset Value
Per Share ( $)	18.83	18.09	18.09	19.00	18.62

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $1,693 foreign taxes withheld at source)	1,413,026
Interest	3,806
Income from securities lending	917
Total Income	1,417,749
Expenses:
Management fee—Note 2(a)	809,877
Distribution and service fees—Note 2(b)	468,048
Loan commitment fees—Note 4	822
Interest expense—Note 4	121
Total Expenses	1,278,868
Less—reduction in management fee due
to undertaking—Note 2(a)	(44,511)
Net Expenses	1,234,357
Investment Income-Net	183,392

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	3,682,066
Net unrealized appreciation (depreciation) on investments	2,529,548
Net Realized and Unrealized Gain (Loss) on Investments	6,211,614
Net Increase in Net Assets Resulting from Operations	6,395,006

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	183,392	394,284
Net realized gain (loss) on investments	3,682,066	(11,290,149)
Net unrealized appreciation
(depreciation) on investments	2,529,548	33,869,302
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,395,006	22,973,437

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(320,999)	(47,527)
Class B shares	(46,771)	—
Class C shares	(10,924)	—
Class R shares	(55,405)	(13,410)
Class T shares	(2,115)	—
Total Dividends	(436,214)	(60,937)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	8,477,882	15,373,938
Class B shares	1,114,195	2,903,606
Class C shares	693,337	783,176
Class R shares	60,813	109,531
Class T shares	111,608	113,643
Dividends reinvested:
Class A shares	92,714	15,925
Class B shares	40,897	—
Class C shares	6,347	—
Class R shares	42,320	10,095
Class T shares	1,996	—
Cost of shares redeemed:
Class A shares	(13,363,072)	(25,753,225)
Class B shares	(6,035,946)	(9,342,384)
Class C shares	(2,851,656)	(3,485,995)
Class R shares	(1,445,217)	(2,569,827)
Class T shares	(157,763)	(408,499)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(13,211,545)	(22,250,016)
Total Increase (Decrease) in Net Assets	(7,252,753)	662,484

Net Assets ($):

Beginning of Period	178,976,730	178,314,246
End of Period	171,723,977	178,976,730
Undistributed investment income—net	80,525	333,347

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Class Aa
Shares sold	442,359	935,198
Shares issued for dividends reinvested	5,085	995
Shares redeemed	(699,727)	(1,577,617)
Net Increase (Decrease) in Shares Outstanding	(252,283)	(641,424)

Class Ba
Shares sold	60,302	183,949
Shares issued for dividends reinvested	2,328	—
Shares redeemed	(326,707)	(596,027)
Net Increase (Decrease) in Shares Outstanding	(264,077)	(412,078)

Class C
Shares sold	38,052	49,916
Shares issued for dividends reinvested	361	—
Shares redeemed	(155,048)	(220,972)
Net Increase (Decrease) in Shares Outstanding	(116,635)	(171,056)

Class R
Shares sold	3,173	6,678
Shares issued for dividends reinvested	2,301	626
Shares redeemed	(75,651)	(155,685)
Net Increase (Decrease) in Shares Outstanding	(70,177)	(148,381)

Class T
Shares sold	6,135	7,191
Shares issued for dividends reinvested	111	—
Shares redeemed	(8,196)	(25,912)
Net Increase (Decrease) in Shares Outstanding	(1,950)	(18,721)

a During the period ended April 30, 2004, 88,407 Class B shares representing $1,653,963 were automatically converted to 85,022 Class A shares and during the period ended October 31, 2003, 28,422 Class B shares representing $454,744 were automatically converted to 27,438 Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class A Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	18.23	15.90	18.71	25.59	23.97	20.45
Investment Operations:
Investment income (loss)—net[a]	.04	.08	.05	.00[b]	(.03)	.03
Net realized and unrealized
gain (loss) on investments	.62	2.26	(2.86)	(6.88)	1.66	4.68
Total from
Investment Operations	.66	2.34	(2.81)	(6.88)	1.63	4.71
Distributions:
Dividends from investment
income—net	(.06)	(.01)	—	—	—	(.04)
Dividends from net realized
gain on investments	—	—	—	—	(.01)	(1.15)
Total Distributions	(.06)	(.01)	—	—	(.01)	(1.19)
Net asset value, end of period	18.83	18.23	15.90	18.71	25.59	23.97

Total Return (%)[c]	3.58[d]	14.71	(15.02)	(26.88)	6.80	23.86

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.55[d]	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income
(loss) to average net assets	.24[d]	.50	.26	.02	(.11)	.13
Decrease reflected in above
expense ratios due to
undertakings by
The Dreyfus Corporation	.02[d]	—	—	—	—	—
Portfolio Turnover Rate	20.00[d]	51.02	43.46	54.09	43.98	49.42

Net Assets, end of period
($ x 1,000)	96,784	98,320	95,930	124,162	71,133	51,926
a Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not Annualized See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class B Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	17.54	15.40	18.26	25.16	23.75	20.38
Investment Operations:
Investment (loss)—net[a]	(.03)	(.04)	(.09)	(.15)	(.22)	(.14)
Net realized and unrealized
gain (loss) on investments	.60	2.18	(2.77)	(6.75)	1.64	4.66
Total from
Investment Operations	.57	2.14	(2.86)	(6.90)	1.42	4.52
Distributions:
Dividends from investment
income—net	(.02)	—	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	—	(.01)	(1.15)
Total Distributions	(.02)	—	—	—	(.01)	(1.15)
Net asset value, end of period	18.09	17.54	15.40	18.26	25.16	23.75

Total Return (%)[b]	3.23[c]	13.83	(15.66)	(27.42)	5.98	22.91

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.92[c]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss)
to average net assets	(.14)[c]	(.25)	(.49)	(.72)	(.87)	(.63)
Decrease reflected in above
expense ratios due to
undertakings by
The Dreyfus Corporation	.02[c]	—	—	—	—	—
Portfolio Turnover Rate	20.00[c]	51.02	43.46	54.09	43.98	49.42

Net Assets, end of period
($ x 1,000)	52,295	55,336	54,937	77,099	98,884	55,289
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized. See notes to financial statements.

16

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class C Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	17.54	15.40	18.27	25.17	23.75	20.38
Investment Operations:
Investment (loss)—net[a]	(.02)	(.04)	(.09)	(.15)	(.22)	(.15)
Net realized and unrealized
gain (loss) on investments	.59	2.18	(2.78)	(6.75)	1.65	4.67
Total from
Investment Operations	.57	2.14	(2.87)	(6.90)	1.43	4.52
Distributions:
Dividends from investment
income—net	(.02)	—	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	—	(.01)	(1.15)
Total Distributions	(.02)	—	—	—	(.01)	(1.15)
Net asset value, end of period	18.09	17.54	15.40	18.27	25.17	23.75

Total Return (%)[b]	3.22[c]	13.90	(15.71)	(27.41)	6.02	22.97

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.92[c]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss)
to average net assets	(.13)[c]	(.24)	(.50)	(.72)	(.86)	(.64)
Decrease reflected in above
expense ratios due to
undertakings by
The Dreyfus Corporation	.02[c]	—	—	—	—	—
Portfolio Turnover Rate	20.00[c]	51.02	43.46	54.09	43.98	49.42

Net Assets, end of period
($ x 1,000)	11,395	13,094	14,133	23,072	30,213	23,249
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized. See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	18.40	16.02	18.81	25.66	23.97	20.44
Investment Operations:
Investment income—net[a]	.07	.13	.09	.06	.04	.09
Net realized and unrealized
gain (loss) on investments	.62	2.27	(2.88)	(6.91)	1.66	4.67
Total from
Investment Operations	.69	2.40	(2.79)	(6.85)	1.70	4.76
Distributions:
Dividends from investment
income—net	(.09)	(.02)	—	—	—	(.08)
Dividends from net realized
gain on investments	—	—	—	—	(.01)	(1.15)
Total Distributions	(.09)	(.02)	—	—	(.01)	(1.23)
Net asset value, end of period	19.00	18.40	16.02	18.81	25.66	23.97

Total Return (%)	3.78[b]	14.98	(14.83)	(26.70)	7.10	24.16

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.42[b]	.90	.90	.90	.90	.90
Ratio of net investment income
to average net assets	.36[b]	.76	.51	.28	.16	.40
Decrease reflected in above
expense ratios due to
undertakings by
The Dreyfus Corporation	.02[b]	—	—	—	—	—
Portfolio Turnover Rate	20.00[b]	51.02	43.46	54.09	43.98	49.42

Net Assets, end of period
($ x 1,000)	10,529	11,492	12,379	17,709	28,492	31,503
  a Based on average shares outstanding at each month end.
  Not annualized.
  See notes to financial statements.

18

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class T Shares	(Unaudited)	2003	2002	2001	2000	1999[a]

Per Share Data ($):
Net asset value,
beginning of period	18.04	15.77	18.61	25.51	23.96	23.57
Investment Operations:
Investment income (loss)—net[b]	.02	.04	.00[c]	(.05)	(.13)	(.01)
Net realized and unrealized
gain (loss) on investments	.61	2.23	(2.84)	(6.85)	1.69	.40
Total from
Investment Operations	.63	2.27	(2.84)	(6.90)	1.56	.39
Distributions:
Dividends from investment
income—net	(.05)	—	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	—	(.01)	—
Total Distributions	(.05)	—	—	—	(.01)	—
Net asset value, end of period	18.62	18.04	15.77	18.61	25.51	23.96

Total Return (%)[d]	3.49[e]	14.40	(15.26)	(27.08)	6.55	1.66[e]

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.67[e]	1.40	1.40	1.40	1.40	.30[e]
Ratio of net investment income
(loss) to average net assets	.11[e]	.27	.01	(.23)	(.49)	(.11)[e]
Decrease reflected in above
expense ratios due to
undertakings by
The Dreyfus Corporation	.02[e]	—	—	—	—	—
Portfolio Turnover Rate	20.00[e]	51.02	43.46	54.09	43.98	49.42

Net Assets, end of period
($ x 1,000)	721	734	936	1,423	1,310	40
a From August 16, 1999 (commencement of initial offering) to October 31, 1999.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized. See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund.The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

20

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund

22

seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $82,955,998 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $2,015,803 of the carryover expires in fiscal 2008, $36,747,456 expires in fiscal 2009, $32,648,933 expires in fiscal 2010 and $11,543,806 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 was as follows: ordinary income

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$60,937.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are

24

charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed to waive receipt of a portion of the fund's management fee in the amount of .10 of 1% of the value of the fund's average daily net assets from February 1, 2004 through July 20, 2004. The reduction in management fee, pursuant to the undertaking, amounted to $44,511 during the period ended April 30, 2004.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $117,626, Rule 12b-1 distribution fees $61,441 and shareholder services plan fees $13,720.

During the period ended April 30, 2004, the Distributor retained $2,142 and $58 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $61,761 and $391 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Distribution and service plan: Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

plan adopted pursuant to Rule 12b-1 (the “Service Plan”) under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2004, Class A, Class B, Class C and Class T shares were charged $124,556, $208,272, $47,854 and $995, respectively, pursuant to their respective Plans. Class B, Class C and Class T shares were charged $69,424, $15,952 and $995, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “interested persons” of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $35,787,892 and $49,689,183, respectively.

At April 30, 2004, accumulated net unrealized appreciation on investments was $29,979,433, consisting of $32,830,235 gross unrealized appreciation and $2,850,802 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit-

26

ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average amount of borrowings outstanding under the Facility during the period ended April 30, 2004 was approximately $8,500 with a related weighted average annualized interest rate of 1.42%.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 27

NOTES

For More Information

Dreyfus Premier
Large Company Stock Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0318SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
22	Financial Highlights
26	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Limited Term Income Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Limited Term Income Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Chris Pellegrino.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

DISCUSSION OF FUND PERFORMANCE

Chris Pellegrino, CFA, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund achieved total returns of 0.96% for Class A shares, 0.80% for Class B shares, 0.78% for Class C shares and 1.08% for Class R shares.1 The fund's benchmark, the Lehman Brothers U.S.Aggregate Index (the “Index”), produced a total return of 1.25% for the same period.2

We attribute the fund's and market's returns to the effects of an improving economy and rising inflationary pressures toward the end of the reporting period.Weakness among the more interest-rate-sensitive areas of the bond market was partly offset by strength among corporate securities. However, because the fund focused on higher-rated corporate securities early in the reporting period in a market that favored lower-rated bonds, the fund's returns trailed the Index.

As of April 15, 2004, Chris Pellegrino became the fund's primary portfolio manager.

What is the fund's investment approach?

The fund's goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity.To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities. Maturity refers to the length of time between the date on which a bond is issued and the date the principal amount must be paid. Generally speaking,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds with longer maturities tend to offer higher yields but also fluctuate more in price than their short-term counterparts. Although the portfolio manager may invest in individual bonds with different remaining maturities, the fund's dollar-weighted average portfolio maturity will be no more than 10 years.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already begun to improve, posting impressive growth during the third quarter of 2003. Despite the recovering economy, however, inflationary pressures remained low as labor markets failed to improve. As a result, the Federal Reserve Board (the “Fed”) has kept short-term interest rates at a 46-year low of 1%. While the market's more interest-rate-sensitive areas performed relatively well for much of the reporting period, bond prices experienced heightened volatility as investors reacted to each new release of economic data amid concerns that potential inflationary pressures might cause the Fed to change course.

With interest rates remaining at generational lows during the reportin period, many homeowners refinanced their mortgages at lower prevailin rates. The resulting surge in mortgage prepayments effectively returne principal to bondholders, eroding returns. Because mortgage-backe securities comprised approximately one-third of the fund's assets, the hindered the fund's overall performance during the reporting period.

Toward the middle of the reporting period, we began to reduce the fund's exposure to mortgage-backed securities and increase its holdings of corporate securities, which offered more attractive yields. Corporate bonds continued to rally during the reporting period, largely due to better business conditions in the wake of companies' efforts during the previous downturn to strengthen their balance sheets, cut costs and refinance their existing debt at lower rates.

Within the corporate sector, lower-quality securities provided stronger returns, especially those in industry groups that had been severely punished over the past several years, including the telecommunications, utilities and automobile sectors. Later in the reporting period, we began to reduce the fund's holdings of corporate securities generally rated single-A and double-A, and increase the fund's exposure to triple-B-rated securities in an attempt to capture higher yields.While this shift benefited the fund's performance, it was not enough to offset earlier lagging returns.

What is the fund's current strategy?

The bond market generally became more volatile in April 2004 amid evidence of improving labor markets and rising inflationary pressures. In our judgment, these developments suggest that the more credit-sensitive market sectors are likely to fare better than areas that are more sensitive to changing interest rates.Accordingly, as of the end of the reporting period, we have continued to devote the largest portion of the fund's assets to corporate securities while attempting to lower the fund's exposure to mortgage-backed securities. In addition, we recently have lowered the fund's exposure to U.S. government agency bonds, redeploying those assets into commercial mortgage-backed securities, which harbor comparative quality and generally are considered higher-yielding substitutes. As always, we intend to continue to monitor the economy and the fixed-income markets, and we are prepared to adjust the fund's sector allocation and security selection strategies as economic and market conditions evolve.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

STATEMENT OF INVESTMENTS

April 30, 2004 (Unaudited)

	Principal
Bonds and Notes—102.0%	Amount ($)	Value ($)

Aerospace & Defense—.7%
Lockheed Martin,
Bonds, 8.5%, 2029	180,000	228,472
Raytheon,
Sr. Notes, 5.375%, 2013	230,000	230,989
		459,461
Asset-Backed Ctfs./Auto Loans—4.7%
Capital Auto Receivables Asset Trust,
Ser. 2004-1, Cl. A4, 2.64%, 2008	350,000	343,949
Chase Manhattan Auto Owner Trust,
Ser. 2003-C, Cl. A3, 2.26%, 2007	170,000	169,738
DaimlerChrysler Auto Trust,
Ser. 2003-A, Cl. A4, 2.88%, 2009	420,000	420,768
Honda Auto Receivables Owner Trust,
Ser. 2003-2, Cl. A3, 1.69%, 2007	100,000	99,789
Ser. 2004-1, Cl. A3, 2.4%, 2008	500,000	497,500
National City Auto Receivables Trust,
Ser. 2004-A, Cl. A3, 2.11%, 2008	140,000	138,961
Nissan Auto Receivables Owner Trust,
Ser. 2003-C, Cl. A4, 2.7%, 2007	350,000	350,149
Ser. 2004-A, Cl. A3, 2.01%, 2007	170,000	168,519
USAA Auto Owner Trust,
Ser. 2004-1, Cl. A3, 2.06%, 2008	700,000	694,027
Volkswagen Auto Loan Enhanced Trust,
Ser. 2003-1, Cl. A3, 1.49%, 2007	200,000	198,776
		3,082,176
Asset-Backed Ctfs./Credit Cards—1.8%
Bank One Issuance Trust,
Ser. 2002-A2, Cl. A2, 4.16%, 2008	700,000	716,506
Ser. 2004-A1, Cl. A1, 3.45%, 2011	240,000	234,381
Capital One Multi-Asset Execution Trust,
Ser. 2004-C1, Cl. C1, 3.4%, 2009	250,000	247,782
		1,198,669
Asset-Backed Ctfs./Home Equity—3.6%
Ameriquest Mortgage Securities,
Ser. 2004-FR1, Cl. A3, 2.65%, 2034	150,000	150,000
Centex Home Equity,
Ser. 2004-A, Cl. AF2, 2.67%, 2021	200,000	199,751
Residential Asset Mortgage Products,
Ser. 2004-RS4, Cl. AI2, 3.247%, 2025	250,000	248,320

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Asset-Backed Ctfs./Home Equity (continued)
Residential Asset Securities:
Ser. 2002-KS4, Cl. AIIB, 1.35%, 2032	1,049,976	[a]	1,051,506
Ser. 2004-KS3, Cl. AI2, 2.17%, 2024	400,000		394,999
Ser. 2004-KS4, Cl. AI2, 2.53%, 2024	350,000		349,966
			2,394,542
Asset-Backed Ctfs./Utilities—.1%
Detroit Edison Securitization Funding,
Ser. 2001-1, Cl. A2, 5.51%, 2007	51,560		52,796
Automotive—2.2%
DaimlerChrysler,
Notes, 7.3%, 2012	110,000		121,836
Ford Motor Credit:
Global Landmark Securities, 7.25%, 2011	480,000	[b]	510,069
Global Landmark Securities, 7.375%, 2009	190,000		205,616
GMAC,
Notes, 7%, 2012	550,000		579,660
			1,417,181
Banking—10.6%
Bank of New York,
Sr. Notes, 5.2%, 2007	300,000		318,796
Bank One,
Notes, 6.5%, 2006	500,000	[b]	534,086
Barnett Capital I,
Capital Securities, 8.06%, 2026	200,000		220,536
Branch Banking & Trust,
Sub. Notes, 5.2%, 2015	300,000		293,737
Glencore Funding,
Notes, 6%, 2014	100,000	[c]	94,676
HSBC,
Sub. Notes, 7.5%, 2009	250,000		287,203
J.P. Morgan Chase & Co.,
Sub. Notes, 6.75%, 2011	150,000		167,797
Jefferies,
Sr. Notes, 7.75%, 2012	250,000		290,844
KeyCorp,
Medium-Term Notes, Ser. F, 1.37%, 2004	1,000,000	[a]	1,001,049
Landwirtschaftliche Rentenbank,
Sr. Notes, 3.25%, 2008	100,000		98,580

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Banking (continued)
National City,
Sr. Notes, 3.2%, 2008	460,000		452,139
Northern Rock,
Notes, 5.6%, 2049	350,000	[c]	343,656
PNC Funding,
Sr. Notes, 5.75%, 2006	310,000		329,195
Royal Bank of Scotland,
Sub. Notes, 6.4%, 2009	150,000	[b]	165,557
Swiss Bank,
Sub. Debs., 7%, 2015	200,000		228,641
U.S. Bancorp,
Medium-Term Notes, Ser. N, 3.125%, 2008	450,000		441,681
Union Planters,
Sub. Notes, 7.75%, 2011	90,000		104,902
Wachovia,
Notes, 3.5%, 2008	250,000		246,423
Washington Mutual,
Sub. Notes, 4.625%, 2014	450,000	[b]	417,118
Washington Mutual Capital I,
Capital Securities, 8.375%, 2027	250,000		284,124
Wells Fargo & Co.,
Sr. Notes, 5.125%, 2007	350,000		368,661
Westpac Capital Trust IV,
Notes, 5.256%, 2049	170,000	[c]	160,098
Zions Bancorp,
Sub. Notes, 6%, 2015	70,000		72,408
			6,921,907
Broadcasting & Media—1.5%
British Sky Broadcasting,
Notes, 6.875%, 2009	175,000		193,710
Clear Channel Communications,
Notes, 4.25%, 2009	30,000		29,787
Comcast Cable Communications,
Sr. Notes, 6.75%, 2011	250,000		274,346
Cox Communications,
Notes, 7.125%, 2012	175,000	[b]	194,109
Liberty Media,
Notes, 3.5%, 2006	270,000		270,675
			962,627

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Commercial Mortgage Pass-Through Ctfs.—4.9%
Bear Stearns Commercial Mortgage Securities,
Ser. 1999-WF2, Cl. A1, 6.8%, 2008	179,024		188,185
Ser. 2003-T12, Cl. A4, 4.68%, 2039	200,000		193,858
CS First Boston Mortgage Securities,
Ser. 2001-CF2, Cl. A4, 6.505%, 2034	200,000		219,208
Capco America Securitization,
Ser. 1998-D7, Cl. A1B, 6.26%, 2030	700,000		762,908
DLJ Commercial Mortgage,
Ser. 1999-CG1, Cl. A1B, 6.46%, 2032	370,000		404,477
First Union-Lehman Brothers-Bank of America,
Ser. 1998-C2, Cl. A2, 6.56%, 2035	300,000		328,569
J.P. Morgan Commercial Mortgage Finance,
Ser. 2000-C10, Cl. A2, 7.371%, 2032	290,000		330,500
LB Commercial Conduit Mortgage Trust,
Ser. 1999-C1, Cl. B, 6.93%, 2031	150,000		167,323
Morgan Stanley Capital I,
Ser. 1998-WF1, Cl. A2, 6.55%, 2030	580,000		631,513
			3,226,541
Data Processing—.1%
First Data,
Notes, 4.7%, 2013	90,000	[b]	87,964
Entertainment/Media—.6%
Carnival,
Sr. Notes, 3.75%, 2007	100,000	[c]	99,776
News America,
Debs., 8.875%, 2023	150,000		188,221
Viacom,
Sr. Notes, 5.5%, 2033	120,000		109,425
			397,422
Financial Services—8.2%
American Express,
Notes, 4.875%, 2013	100,000		98,679
American General Finance,
Medium-Term Notes, Ser. G, 5.375%, 2009	250,000		263,575
Amvescap,
Sr. Notes, 5.9%, 2007	200,000		213,513
Bear Stearns Cos.,
Notes, 7.8%, 2007	275,000	[b]	310,162

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Financial Services (continued)
Boeing Capital,
Sr. Notes, 5.75%, 2007	175,000	[b]	186,149
CIT,
Notes, 6.5%, 2006	130,000		138,577
Countrywide Home Loan:
Medium-Term Notes, Ser. L, 1.26%, 2005	500,000	[a]	500,438
Medium-Term Notes, Ser. L, 3.25%, 2008	250,000	[b]	242,921
General Electric Capital:
Medium-Term Notes, Ser. A, 1.235%, 2005	1,000,000	[a,b]	1,001,851
Medium-Term Notes, Ser. A, 6.8%, 2005	500,000	[b]	533,506
Goldman Sachs,
Sub. Notes, 6.345%, 2034	300,000	[b]	287,683
John Deere Capital,
Notes, 7%, 2012	60,000		68,024
Lehman Brothers,
Medium-Term Notes, Ser. F, 7.5%, 2006	200,000		221,131
MBNA America Bank,
Sub. Notes, 6.625%, 2012	300,000		328,288
Merrill Lynch & Co.,
Notes, 6%, 2009	250,000		269,600
Morgan Stanley,
Sub. Notes, 4.75%, 2014	250,000		234,024
SLM,
Medium-Term Notes, 5.05%, 2014	200,000		194,485
Santander Financial Issuances,
Sub. Notes, 6.375%, 2011	250,000		272,561
			5,365,167
Food & Beverages—1.5%
ConAgra Foods,
Notes, 6.75%, 2011	130,000		143,801
Coors Brewing,
Sr. Notes, 6.375%, 2012	150,000		162,211
Diageo Capital,
Notes, 4.85%, 2018	20,000	[b]	18,747
H.J. Heinz Finance,
Notes, 6%, 2012	120,000		129,159
Kellogg,
Notes, Ser. B, 6.6%, 2011	50,000		55,618

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Food & Beverages (continued)
Kraft Foods,
Bonds, 6.5%, 2031	20,000		20,559
Kroger,
Sr. Notes, 6.2%, 2012	200,000		212,745
Pepsi Bottling,
Sr. Notes, Ser. B, 7%, 2029	100,000		111,906
Safeway,
Debs., 7.25%, 2031	100,000		107,242
			961,988
Foreign—.5%
United Mexican States,
Bonds, 8.3%, 2031	320,000		344,160
Industrial—.7%
Pitney Bowes,
Notes, 4.75%, 2018	30,000		28,197
R.R. Donnelley & Sons,
Notes, 4.95%, 2014	125,000	[c]	120,947
Waste Management:
Sr. Notes, 5%, 2014	140,000		134,868
Sr. Notes, 6.875%, 2009	140,000	[b]	155,114
			439,126
Insurance—.6%
Nationwide Mutual Insurance,
Bonds, 6.6%, 2034	170,000	[c]	163,433
Pacific Life,
Bonds, 6.6%, 2033	220,000	[c]	229,893
			393,326
Medical—.3%
Becton Dickinson & Co.,
Notes, 4.9%, 2018	60,000		57,511
Johnson & Johnson,
Debs., 6.95%, 2029	100,000		115,522
			173,033
Metals & Mining—.3%
Inco,
Notes, 7.75%, 2012	180,000		208,975

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Oil & Gas—1.6%
Apache,
Sr. Notes, 6.25%, 2012	100,000		110,472
Kinder Morgan,
Sr. Notes, 6.5%, 2012	40,000		43,123
Marathon Oil,
Notes, 5.375%, 2007	50,000		52,758
Occidental Petroleum,
Sr. Notes, 5.875%, 2007	350,000		373,483
Phillips Petroleum,
Debs., 6.65%, 2018	150,000		166,279
Valero Energy,
Notes, 6.875%, 2012	30,000	[b]	33,225
XTO Energy,
Sr. Notes, 7.5%, 2012	250,000		287,595
			1,066,935
Paper Products—.4%
Domtar,
Notes, 5.375, 2013	85,000		82,638
International Paper,
Notes, 5.85%, 2012	190,000	[b]	196,476
			279,114
Real Estate Investment Trusts—1.4%
Boston Properties,
Sr. Notes, 6.25%, 2013	140,000		148,095
Duke Realty,
Sr. Notes, 5.25%, 2010	300,000		311,893
EOP Operating,
Notes, 4.75%, 2014	250,000		233,612
Healthcare Realty Trust,
Sr. Notes, 5.125%, 2014	200,000		188,186
Simon Property,
Notes, 4.9%, 2014	20,000	[c]	19,023
			900,809
Retail—.3%
Target,
Notes, 5.875%, 2012	175,000		186,673
State Government—.1%
State of Illinois,
Bonds, 5.1%, 2033	60,000		54,452

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Telecommunications—5.3%
AT&T Wireless Services,
Sr. Notes, 8.75%, 2031	310,000		379,280
British Telecommunications,
Notes, 8.375%, 2010	250,000	[a]	297,960
Deutsche Telekom International Finance,
Notes, 8.5%, 2010	150,000	[a]	177,453
France Telecom,
Notes, 8.75%, 2011	90,000	[a]	106,539
Sprint Capital,
Sr. Notes, 6.875%, 2028	405,000		398,767
TELUS,
Notes, 8%, 2011	250,000		290,390
Telecom Italia Capital,
Notes, Cl. B, 5.25%, 2013	310,000	[c]	306,203
Verizon Communications,
Debs., 6.94%, 2028	300,000		311,915
Verizon Wireless Capital:
Notes, 1.19%, 2005	1,000,000	[a,c]	999,457
Notes, 5.375%, 2006	170,000		179,496
			3,447,460
Transportation—1.6%
Canadian Pacific Railway,
Notes, 5.75%, 2033	50,000		47,136
FedEx,
Notes, 3.5%, 2009	70,000	[c]	67,770
Norfolk Southern,
Notes, 7.35%, 2007	300,000		333,632
Union Pacific,
Notes, 6.125%, 2012	400,000		428,410
United Parcel Service,
Debs., 8.375%, 2020	150,000		194,504
			1,071,452
U.S. Government—14.0%
U.S. Treasury Bonds:
5.25%, 11/15/2028	800,000		786,400
5.375%, 2/15/2031	50,000		50,672
5.5%, 8/15/2028	95,000		96,554
6%, 2/15/2026	500,000		540,855
6.25%, 5/15/2030	130,000		146,133

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

U.S. Government (continued)
U.S. Treasury Bonds (continued):
6.5%, 11/15/2026	200,000		229,546
11.25%, 2/15/2015	950,000		1,481,810
U.S. Treasury Notes:
1.125%, 6/30/2005	600,000	[b]	596,130
2.25%, 2/15/2007	2,000,000	[b]	1,973,580
3.125%, 4/15/2009	1,750,000		1,712,062
3.25%, 8/15/2008	250,000	[b]	248,535
5.75%, 8/15/2010	210,000	[b]	230,885
6.5%, 8/15/2005	1,000,000	[b]	1,059,410
			9,152,572
U.S. Government Agencies—2.8%
Federal Farm Credit Banks,
Bonds, 2.375%, 10/2/2006	400,000		396,597
Federal Home Loan Mortgage Corp.,
Notes, 5.125%, 7/15/2012	300,000		306,600
Federal National Mortgage Association,
Notes, 6.625%, 10/15/2007	1,000,000		1,107,112
			1,810,309
U.S. Government Agencies/Mortgage-Backed—25.8%
Federal Home Loan Mortgage Corp.:
5%, 6/1/2033	516,556		501,380
5.5%, 6/1/2016-3/1/2033	2,483,410		2,484,592
6%, 6/1/2012-2/1/2032	535,441		550,192
6.5%, 11/1/2004-9/1/2029	188,665		198,430
7%, 3/1/2012-4/1/2031	170,032		180,182
7.5%, 12/1/2025-1/1/2031	98,133		105,700
8%, 10/1/2019-10/1/2030	62,288		67,637
8.5%, 7/1/2030	5,365		5,804
9%, 8/1/2030	4,921		5,401
Federal National Mortgage Association:
Grantor Trust,
Ser. 2001-T11, Cl. B, 5.503%, 9/25/2011	210,000		218,912
4.5%, 8/1/2018-8/1/2033	1,937,492		1,865,491
5%, 9/1/2033	965,423		936,357
5.5%, 12/1/2013-1/1/2034	2,304,163		2,309,699
6%	3,500,000	[d]	3,580,920
6%, 9/1/2013-5/1/2033	1,370,627		1,410,997
7%, 7/1/2015-5/1/2031	94,179		99,812
7.5%, 3/1/2012-3/1/2031	153,673		164,736
8%, 5/1/2013-3/1/2031	70,951		76,806

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I:
Grantor Trust,
Ser. 2004-25, Cl. AC, 3.377%, 1/16/2023	350,000	343,875
5.5%, 7/15/2033	476,235	477,868
6%, 1/15/2029	99,137	101,800
6.5%, 9/15/2008-6/15/2029	204,459	213,939
7%, 8/15/2025-9/15/2031	197,224	210,189
7.5%, 12/15/2026-1/15/2031	113,397	121,941
8%, 1/15/2030-10/15/2030	64,374	70,268
8.5%, 4/15/2025-9/15/2030	22,490	24,797
9%, 10/15/2027	50,734	56,473
9.5%, 2/15/2025	18,815	21,213
Tennessee Valley Authority,
Bonds, 4.75%, 7/15/2004	500,000	503,463
		16,908,874
Utilities/Gas & Electric—5.8%
Alabama Power,
Sr. Notes, Ser. X, 3.125%, 2008	140,000	136,335
Carolina Power & Light,
First Mortgage Bonds, 5.125%, 2013	180,000	179,975
Consolidated Edison Company of New York,
Debs., Ser. 2002-B, 4.875%, 2013	200,000	198,568
Duke Energy,
Sr. Notes, 5.625%, 2012	50,000	50,742
Florida Power & Light,
First Mortgage Bonds, 5.625%, 2034	50,000	47,491
MidAmerican Energy:
Medium-Term Notes, 5.125%, 2013	345,000	345,669
Sr. Notes, 3.5%, 2008	160,000	156,125
National Rural Utilities:
Notes, 5.5%, 2005	500,000	512,456
Notes, 5.75%, 2009	230,000	245,365
Niagara Mohawk Power,
First Mortgage Bonds, 7.75%, 2006	300,000	328,519
Ohio Power,
Sr. Notes, Ser. G, 6.6%, 2033	20,000	20,771
Oncor Electric Delivery,
Secured Notes, 6.375%, 2012	260,000	282,131
Pacific Gas & Electric,
First Mortgage Bonds, 6.05%, 2034	100,000	94,886

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

				Principal
Bonds and Notes (continued)				Amount ($)		Value ($)

Utilities/Gas & Electric (continued)
Peco Energy,
First Mortgage Bonds, 3.5%, 2008				135,000		133,666
Southern Cal Edison:
First Mortgage Bonds, 5%, 2014				140,000		137,607
First Mortgage Bonds, Ser. 2004-G, 5.75%, 2035				200,000		186,195
Virginia Electric & Power,
Sr. Notes, Ser. A, 4.75%, 2013				215,000		208,268
Wisconsin Energy,
Sr. Notes, 5.5%, 2008				500,000		525,940
						3,790,709
Total Bonds and Notes
(cost $	66,877,255)					66,756,420

Short-Term Investments—3.2%

Repurchase Agreements;
Goldman Sachs & Co., Tri-Party
Repurchase Agreement, .91%, dated 4/30/2004,
due 5/3/2004 in the amount of $		2,131,114
(fully collateralized by $2,192,000 U.S. Treasury
Notes, 1.625% due 2/28/2006, value $			2,174,173)
(cost $	2,130,952)			2,130,952		2,130,952

Investment of Cash Collateral
for Securities Loaned—13.7%				Shares		Value ($)

Registered Investment Company,
Dreyfus Institutional Preferred Money Market Fund
(cost $	8,949,909)			8,949,909	[e]	8,949,909

Total Investments (cost $		77,958,116)		118.9%		77,837,281
Liabilities, Less Cash and Receivables				(18.9%)		(12,379,284)
Net Assets				100.0%		65,457,997
a Variable rate security—interest rate subject to periodic change.
b	All or a portion of these securities are on loan. At April 30, 2004, the total market value of the fund's securities on loan is $8,687,134 and the total market value of the collateral held by the fund is $8,949,909.

c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, these securities amounted to $2,604,932 or 4.0% of net assets.

d	Purchased on a forward commitment basis.
e	Investment in affiliated money market mutual fund. See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments—Note 1(c)
(including securities on loan, valued at $8,687,134)—Note 1(b):
Unaffiliated issuers			69,008,207	68,887,372
Affiliated issuers			8,949,909	8,949,909
Interest receivable				571,686
Receivable for investment securities sold				442,186
Receivable for shares of Capital Stock subscribed				17,343
				78,868,496

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)				56,906
Cash overdraft due to Custodian				89,298
Liability for securities on loan—Note 1(b)				8,949,909
Payable for open mortgage-backed dollar rolls				3,622,938
Payable for investment securities purchased				630,002
Payable for shares of Capital Stock redeemed				61,446
				13,410,499

Net Assets ( $)				65,457,997

Composition of Net Assets ($):
Paid-in capital				65,063,427
Accumulated distributions in excess of investment income—net				(68,637)
Accumulated net realized gain (loss) on investments				584,042
Accumulated net unrealized appreciation
(depreciation) on investments				(120,835)

Net Assets ( $)				65,457,997

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	20,981,498	20,264,671	10,925,140	13,286,688
Shares Outstanding	1,850,204	1,781,432	973,955	1,171,806

Net Asset Value Per Share ($)	11.34	11.38	11.22	11.34

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)

Investment Income ($):
Income:
Interest	1,452,043
Income on securities lending	1,921
Total Income	1,453,964
Expenses:
Management fee—Note 2(a)	208,822
Distribution and service fees—Note 2(b)	154,756
Loan commitment fees—Note 4	331
Total Expenses	363,909
Investment Income—Net	1,090,055

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	584,178
Net unrealized appreciation (depreciation) on investments	(964,257)
Net Realized and Unrealized Gain (Loss) on Investments	(380,079)
Net Increase in Net Assets Resulting from Operations	709,976

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	1,090,055	2,163,332
Net realized gain (loss) on investments	584,178	1,714,867
Net unrealized appreciation
(depreciation) on investments	(964,257)	(1,704,103)
Net Increase (Decrease) in Net Assets
Resulting from Operations	709,976	2,174,096

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(374,335)	(668,027)
Class B shares	(344,465)	(732,897)
Class C shares	(172,666)	(265,088)
Class R shares	(267,472)	(609,264)
Net realized gain on investments:
Class A shares	(16,325)	—
Class B shares	(17,993)	—
Class C shares	(8,692)	—
Class R shares	(10,781)	—
Total Dividends	(1,212,729)	(2,275,276)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	5,482,373	19,481,910
Class B shares	1,222,015	11,730,524
Class C shares	2,000,296	9,521,207
Class R shares	265,816	1,508,539

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	211,261	359,673
Class B shares	212,858	404,705
Class C shares	114,126	140,886
Class R shares	162,412	341,613
Cost of shares redeemed:
Class A shares	(4,706,634)	(16,774,875)
Class B shares	(5,913,304)	(13,568,821)
Class C shares	(2,203,722)	(6,120,401)
Class R shares	(1,755,575)	(8,964,571)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(4,908,078)	(1,939,611)
Total Increase (Decrease) in Net Assets	(5,410,831)	(2,040,791)

Net Assets ($):
Beginning of Period	70,868,828	72,909,619
End of Period	65,457,997	70,868,828
Undistributed (distributions in excess of)
investment income—net	(68,637)	246

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Class Aa
Shares sold	476,130	1,685,356
Shares issued for dividends reinvested	18,344	31,175
Shares redeemed	(408,177)	(1,452,244)
Net Increase (Decrease) in Shares Outstanding	86,297	264,287

Class Ba
Shares sold	105,918	1,010,625
Shares issued for dividends reinvested	18,425	34,960
Shares redeemed	(510,810)	(1,173,435)
Net Increase (Decrease) in Shares Outstanding	(386,467)	(127,850)

Class C
Shares sold	175,523	830,432
Shares issued for dividends reinvested	10,016	12,346
Shares redeemed	(192,992)	(533,059)
Net Increase (Decrease) in Shares Outstanding	(7,453)	309,719

Class R
Shares sold	23,028	131,511
Shares issued for dividends reinvested	14,105	29,609
Shares redeemed	(151,621)	(779,986)
Net Increase (Decrease) in Shares Outstanding	(114,488)	(618,866)

a During the period ended April 30, 2004, 133,298 Class B shares representing $1,539,127 were automatically converted to 133,708 Class A shares and during the period ended October 31, 2003, 185,087 Class B shares representing $2,142,491 were automatically converted to 185,649 Class A shares.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class A Shares	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	11.44	11.44	11.46	10.64	10.60	11.31
Investment Operations:
Investment income—net	.19[b]	.37[b]	.49[b]	.60	.62	.57
Net realized and unrealized
gain (loss) on investments	(.08)	.01	.00[c]	.82	.04	(.71)
Total from Investment Operations	.11	.38	.49	1.42	.66	(.14)
Distributions:
Dividends from investment income—net	(.20)	(.38)	(.51)	(.60)	(.62)	(.57)
Dividends from net realized
gain on investments	(.01)	—	—	—	—	—
Total Distributions	(.21)	(.38)	(.51)	(.60)	(.62)	(.57)
Net asset value, end of period	11.34	11.44	11.44	11.46	10.64	10.60

Total Return (%)[d]	.96[e]	3.34	4.44	13.74	6.43	(1.26)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.85[f]	.85	.85	.85	.85	.85
Ratio of net investment income
to average net assets	3.32[f]	3.13	4.44	5.41	5.87	5.22
Portfolio Turnover Rate	76.98[e,g]	173.68	136.77	65.05	72.30	161.28

Net Assets, end of period
($ x 1,000)	20,981	20,176	17,159	11,415	6,657	5,044
a As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.43% to 4.44%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
g	The portfolio turnover rate excluding mortgage dollar roll transactions was 61.12%.

See notes to financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class B Shares	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	11.47	11.48	11.49	10.68	10.64	11.35
Investment Operations:
Investment income—net	.16[b]	.30[b]	.44[b]	.55	.57	.52
Net realized and unrealized
gain (loss) on investments	(.07)	.01	.00[c]	.81	.04	(.71)
Total from Investment Operations	.09	.31	.44	1.36	.61	(.19)
Distributions:
Dividends from investment income—net	(.17)	(.32)	(.45)	(.55)	(.57)	(.52)
Dividends from net realized
gain on investments	(.01)	—	—	—	—	—
Total Distributions	(.18)	(.32)	(.45)	(.55)	(.57)	(.52)
Net asset value, end of period	11.38	11.47	11.48	11.49	10.68	10.64

Total Return (%)[d]	.80[e]	2.74	4.00	13.05	5.90	(1.73)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.35[f]	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	2.83[f]	2.64	3.93	4.94	5.37	4.72
Portfolio Turnover Rate	76.98[e,g]	173.68	136.77	65.05	72.30	161.28

Net Assets, end of period
($ x 1,000)	20,265	24,877	26,352	16,144	9,813	10,056
a As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.91% to 3.93%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
g	The portfolio turnover rate excluding mortgage dollar roll transactions was 61.12%.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class C Shares	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	11.31	11.32	11.33	10.53	10.50	11.20
Investment Operations:
Investment income—net	.16[b]	.30[b]	.43[b]	.54	.56	.51
Net realized and unrealized
gain (loss) on investments	(.07)	.01	.00[c]	.80	.03	(.70)
Total from Investment Operations	.09	.31	.43	1.34	.59	(.19)
Distributions:
Dividends from investment income—net	(.17)	(.32)	(.44)	(.54)	(.56)	(.51)
Dividends from net realized
gain on investments	(.01)	—	—	—	—	—
Total Distributions	(.18)	(.32)	(.44)	(.54)	(.56)	(.51)
Net asset value, end of period	11.22	11.31	11.32	11.33	10.53	10.50

Total Return (%)[d]	.78[e]	2.73	4.00	13.05	5.80	(1.74)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.35[f]	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	2.83[f]	2.64	3.90	4.86	5.34	4.72
Portfolio Turnover Rate	76.98[e,g]	173.68	136.77	65.05	72.30	161.28

Net Assets, end of period
($ x 1,000)	10,925	11,104	7,603	3,713	2,156	1,812

a As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.88% to 3.90%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
g	The portfolio turnover rate excluding mortgage dollar roll transactions was 61.12%.

See notes to financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	11.44	11.44	11.46	10.64	10.61	11.31
Investment Operations:
Investment income—net	.21[b]	.39[b]	.54[b]	.63	.64	.60
Net realized and unrealized
gain (loss) on investments	(.08)	.02	(.03)	.82	.03	(.70)
Total from Investment Operations	.13	.41	.51	1.45	.67	(.10)
Distributions:
Dividends from
investment income—net	(.22)	(.41)	(.53)	(.63)	(.64)	(.60)
Dividends from net realized
gain on investments	(.01)	—	—	—	—	—
Total Distributions	(.23)	(.41)	(.53)	(.63)	(.64)	(.60)
Net asset value, end of period	11.34	11.44	11.44	11.46	10.64	10.61

Total Return (%)	1.08[c]	3.61	4.70	14.02	6.59	(.91)

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.60[d]	.60	.60	.60	.60	.60
Ratio of net investment income
to average net assets	3.58[d]	3.37	4.80	5.77	6.12	5.47
Portfolio Turnover Rate	76.98[c,e]	173.68	136.77	65.05	72.30	161.28

Net Assets, end of period
($ x 1,000)	13,287	14,711	21,796	24,322	40,492	37,207

a As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.79% to 4.80%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	The portfolio turnover rate excluding mortgage dollar roll transactions was 61.12%.

See notes to financial statements.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund.The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than ten years. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 250 million shares of $.001 par value Capital Stock.The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 was as follows: ordinary income $2,275,276. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $32,943, Rule 12b-1 distribution plan fees $17,434 and service plan fees $6,529.

During the period ended April 30, 2004, the Distributor retained $7,718 from commissions earned on sales of the fund's Class A shares and $20,607 and $2,033 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Distribution and service plan: Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $26,558, $56,909 and $28,556, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $28,455 and $14,278, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $55,251,289 and $53,015,257, respectively, of which $10,892,656 in purchases and $10,926,836 in sales were from dollar roll transactions.

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

At April 30, 2004, accumulated net unrealized depreciation on investments was $120,835, consisting of $835,292 gross unrealized appreciation and $956,127 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

For More Information

Dreyfus Premier
Limited Term
Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0345SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Premier
Midcap Stock Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Midcap Stock Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. One result of the economic rebound has been higher overall earnings and stock prices for many U.S. companies.

Although recent economic news generally has been encouraging, we continue to believe that investors should be aware of the potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation and the chance that terrorism could cause instability in global markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund produced total returns of 3.12% for Class A shares, 2.71% for Class B shares, 2.70% for Class C shares, 3.24% for Class R shares and 3.04% for Class T shares.1 This compares with the performance of the fund's benchmark, the Standard & Poor's MidCap 400 Index (“S&P 400 Index”), which produced a total return of 6.93% for the same period.2

We attribute these results to a positive environment for stocks, which were bolstered by robust U.S. economic growth and rising corporate earnings. Midcap stocks generally kept pace with the overall market, with the fund's benchmark slightly outperforming the more broadly based S&P 500 Index.While the fund participated to a degree in the market's overall rise, disappointments concentrated primarily in the technology sector caused the fund's total returns to trail its benchmark.

What is the fund's investment approach?

The fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies, which are chosen through a disciplined process that combines computer-modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks based on more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. Based on our analysis of which inputs are being rewarded by investors, we establish weightings for each input and make continuous adjustments for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow input.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

After considering the different valuation factors, our investment management team conducts fundamental research on each stock, which ultimately results in their buy-and-sell recommendations. The fund seeks to own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the fund's performance?

The fund generated its greatest gains from investments in the energy sector, where it outperformed its benchmark. Geopolitical tensions, high commodity prices, rising demand and constrained supplies created a profitable environment for holdings such as refinery operator Valero Energy and domestic exploration and production companies XTO Energy and Patina Oil & Gas. Individual investments in various consumer-related areas provided strong returns as well.Top consumer cyclical performers included auto supply chain Pep Boys, which was effectively restructured by new management, and GTECH Holdings, which services the government-sponsored lottery business. Among consumer staples holdings, poultry processor Pilgrim's Pride benefited from increasing public acceptance of high-protein, low-carbohydrate diets.The fund's relative performance also benefited from its avoidance of most investments in the airline industry, which was hurt by rising energy prices and competitive pressures.

The fund produced positive returns in every sector in which it invested, except for technology.Technology stocks, which enjoyed significant gains during 2003, began the reporting period priced at relatively high valuations based on investors' expectations of rapid growth. While most technology companies in which the fund invested met or exceeded earnings forecasts during the reporting period, their stocks proved vulnerable to concerns that the pace of growth might slow. Semiconductor holdings such as Amkor Technology, Cypress Semiconductor and QLogic were hit particularly hard. Other notable declines in technology included flash memory chipmaker SanDisk, software provider Citrix Systems and computer hardware maker Western Digital.

4

While technology accounted for most of the fund's underperformance relative to its benchmark, a few holdings in other areas undermined returns as well. In business services, education provider ITT Educational Services encountered company-specific problems that led to a lower stock price. In the health care sector, the fund did not own a few high-flying biotechnology stocks that were members of the benchmark, such as Sepracor and Protein Design Labs, because they failed to meet our disciplined investment criteria for profitability and revenue growth.

What is the fund's current strategy?

As of end of the reporting period, the fund maintained slightly greater exposure to value-oriented stocks than to growth-oriented stocks. This reflects our view that the current market environment is more likely to reward sustainable earnings growth than price momentum. For example, within the areas of technology and consumer cyclicals, we have found what we believe are more attractive opportunities among steady-performing hardware distribution companies and department stores than from growth-leveraged semiconductor firms and specialty retailers. At the same time, we have continued to maintain the sector neutral, company-by-company stock selection process that is the hallmark of our disciplined investment approach.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)
Common Stocks—99.1%	Shares	Value ($)

Consumer Cyclical—15.5%
Abercrombie & Fitch, Cl. A	45,000	1,415,250
Aztar	39,200 [a]	1,015,280
Bandag	19,600	853,580
Blyth	60,500	1,966,855
Borders Group	65,600	1,572,432
Brinker International	50,700 [a]	1,949,922
CBRL Group	59,700	2,241,735
Chico's FAS	48,600 [a,b]	1,979,478
Claire's Stores	110,800	2,258,104
Coach	82,700 [a]	3,523,020
GTECH Holdings	51,700	3,149,564
Gentex	50,000	1,966,500
HON INDUSTRIES	29,100	1,076,991
La-Z-Boy	58,900	1,227,476
Lear	41,800	2,533,916
Michaels Stores	38,000	1,901,140
Mohawk Industries	34,400 [a]	2,653,616
Movie Gallery	37,200	722,424
Pep Boys—Manny, Moe & Jack	54,700 [b]	1,502,609
Pier 1 Imports	73,200	1,512,312
Saks	119,000 [a]	1,713,600
Timberland, Cl. A	23,100 [a]	1,448,832
Zale	30,500 [a]	1,705,560
		41,890,196
Consumer Staples—3.6%
Bunge	20,100	744,705
Fresh Del Monte Produce	54,300 [b]	1,267,905
Helen of Troy	46,500 [a]	1,546,125
Jarden	30,400 [a]	1,130,880
Pactiv	59,900 [a]	1,374,705
Pilgrim's Pride	57,200	1,323,036
Sensient Technologies	52,400 [b]	1,072,104
Smithfield Foods	51,400 [a]	1,367,240
		9,826,700
Energy Related—7.7%
CARBO Ceramics	17,000	1,099,560
Energen	31,200	1,290,120

6

Common Stocks (continued)	Shares	Value ($)

Energy Related (continued)
Houston Exploration	34,900 [a]	1,561,426
Patina Oil & Gas	80,300	2,232,340
Questar	69,700	2,472,259
Southwestern Energy	54,500 [a]	1,370,675
Sunoco	20,100	1,264,290
TETRA Technologies	40,800 [a]	975,528
Unit	74,000 [a]	2,090,500
Valero Energy	39,000	2,486,640
XTO Energy	143,575	3,833,453
		20,676,791
Health Care—12.3%
Apria Healthcare Group	59,500 [a]	1,715,980
Beckman Coulter	40,100	2,239,184
Coventry Health Care	72,500 [a]	3,033,400
Diagnostic Products	18,800	802,008
First Health Group	59,900 [a,b]	1,000,330
Gilead Sciences	45,400 [a]	2,761,682
Health Net	77,100 [a]	1,961,424
Henry Schein	32,700 [a]	2,304,369
Hillenbrand Industries	29,100	1,964,250
Impax Laboratories	45,700 [a]	951,017
Invacare	26,500	1,055,495
Kos Pharmaceuticals	39,600 [a,b]	1,629,936
Millipore	18,200 [a]	954,226
Mylan Laboratories	69,600	1,594,536
Oxford Health Plans	35,400	1,927,176
Pharmaceutical Resources	46,000 [a]	1,853,800
STERIS	58,500 [a]	1,296,360
Select Medical	65,500	1,241,225
Varian Medical Systems	34,000 [a]	2,918,560
		33,204,958
Interest Sensitive—19.6%
Associated Banc-Corp	50,200	2,055,690
Bank of Hawaii	53,300	2,330,276
Bear Stearns Cos.	20,400	1,634,856
Cincinnati Financial	40,550	1,662,144
Commerce Bancshares	36,925	1,657,933

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Dime Bancorp (Warrants)	68,300 [a]	10,245
Doral Financial	70,600	2,314,974
Everest Re Group	34,100	2,904,638
Fidelity National Financial	91,787	3,359,404
First American	70,500	1,911,960
First Horizon National	36,200	1,591,352
Hibernia, Cl. A	107,400	2,340,246
Huntington Bancshares	69,000	1,476,600
IPC Holdings	32,200	1,184,960
Investors Financial Services	51,000	1,982,370
Knight Trading Group	104,400 [a]	1,213,128
Legg Mason	31,200 [b]	2,872,272
Lincoln National	41,500	1,862,520
National Commerce Financial	102,700	2,730,793
New Century Financial	30,000	1,272,900
New York Community Bancorp	129,933	3,257,420
Northwest Bancorp	34,200	705,546
Nuveen Investments, Cl. A	40,400	1,035,452
Old Republic International	101,700	2,361,474
Piper Jaffray Cos.	28,300 [a]	1,370,286
RenaissanceRe Holdings	24,000	1,264,560
Sovereign Bancorp	133,900	2,675,322
Zions Bancorporation	33,200	1,876,464
		52,915,785
Producer Goods & Services—13.7%
American Power Conversion	54,700	1,020,702
Bemis	65,800	1,777,258
Briggs & Stratton	14,300	1,001,000
C.H. Robinson Worldwide	41,800	1,715,472
Cabot	50,200	1,696,760
Carlisle Companies	23,500	1,392,375
Cooper Industries, Cl. A	23,700	1,301,367
Crane	42,500	1,309,425
Cytec Industries	40,800	1,604,256
Energizer Holdings	45,900 [a]	1,987,470
Engineered Support Systems	22,000	1,069,860
Harsco	32,700	1,423,431

8

Common Stocks (continued)	Shares	Value ($)

Producer Goods & Services (continued)
Hovnanian Enterprises, Cl. A	38,200 [a]	1,374,054
Hunt (J.B.) Transport Services	67,200 [a]	2,127,552
KB HOME	21,100	1,454,423
Lennar, Cl. A	68,400 [b]	3,204,540
Lubrizol	60,400	1,920,720
Overseas Shipholding Group	28,000	917,560
Precision Castparts	50,600	2,277,506
RPM International	64,700	975,676
Ryland Group	10,600	836,870
Sigma-Aldrich	25,000 [b]	1,416,000
United Stationers	27,200 [a]	1,033,600
York International	53,700	2,105,040
		36,942,917
Services—10.5%
Affiliated Computer Services, Cl. A	23,600 [a]	1,144,600
CIBER	110,000 [a]	962,500
Convergys	54,400 [a]	789,888
Cox Radio, Cl. A	64,000 [a]	1,325,440
Entercom Communications	29,400 [a]	1,340,640
FactSet Research Systems	44,200 [b]	1,757,392
Hearst-Argyle Television	31,400	824,250
ITT Educational Services	37,400 [a]	1,508,342
MPS Group	164,500 [a]	1,799,630
Manpower	39,600	1,857,240
Media General, Cl. A	28,100	2,019,828
Moody's	13,800	890,238
Rent-A-Center	62,200 [a]	1,820,594
Republic Services	90,500	2,608,210
Ryder System	30,500	1,122,095
SunGard Data Systems	58,200 [a]	1,517,274
Valassis Communications	55,300 [a]	1,708,770
Washington Post, Cl. B	3,600	3,312,000
		28,308,931
Technology—12.0%
Activision	118,700 [a]	1,787,622
Altera	52,500 [a]	1,050,525
Amkor Technology	109,700 [a]	886,376

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Amphenol, Cl. A	56,500 [a]	1,785,965
Arrow Electronics	106,100 [a]	2,682,208
Avid Technology	33,800 [a,b]	1,621,386
Benchmark Electronics	49,850 [a]	1,347,445
CheckFree	45,300 [a,b]	1,360,812
Citrix Systems	62,600 [a]	1,192,530
Cypress Semiconductor	125,800 [a]	1,757,426
Digital River	60,200 [a]	1,550,150
Ingram Micro, Cl. A	76,900 [a]	918,955
Integrated Circuit Systems	60,700 [a]	1,437,983
International Rectifier	34,800 [a]	1,379,472
National Semiconductor	46,500 [a]	1,896,735
Plantronics	63,000 [a]	2,390,850
SanDisk	51,600 [a,b]	1,192,476
Sanmina-SCI	142,000 [a]	1,422,840
Storage Technology	80,900 [a]	2,125,243
Take-Two Interactive Software	31,000 [a,b]	895,590
Tech Data	45,600 [a]	1,550,400
		32,232,989
Utilities—4.2%
Alliant Energy	88,000	2,187,680
Great Plains Energy	71,200	2,222,152
Northeast Utilities	130,300	2,391,005
SCANA	68,600 [b]	2,359,840
WPS Resources	47,700	2,185,137
		11,345,814
Total Common Stocks
(cost $225,532,540)		267,345,081

10

			Principal
Short-Term Investments—.6%			Amount ($)		Value ($)

Repurchase Agreements;
Goldman Sachs & Co., Tri-Party Repurchase
Agreement, .91%, dated 4/30/2004,
due 5/3/2004 in the amount of $		1,643,125
(fully collateralized by $1,690,000 U.S.
Treasury Bonds, 1.625% due 2/28/2006,
value $	1,671,778)
(cost $	1,643,000)		1,643,000		1,643,000

Investment of Cash Collateral
for Securities Loaned—7.2%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	19,483,464)		19,483,464	[c]	19,483,464

Total Investments (cost $		246,659,004)	106.9%		288,471,545
Cash and Receivables (Net)			(6.9%)		(18,974,948)
Net Assets			100.0%		269,496,597
a Non-income producing.
b	All or a portion of these securities are on loan.At April 30, 2004, the total market value of the fund's securities on loan is $18,980,159 and the total market value of the collateral held by the fund is $19,483,464.

c	Investment in affiliated money market mutual funds.

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $18,980,159)—Note 1(b,d):
Unaffiliated issuers				227,175,540	268,988,081
Affiliated issuers				19,483,464	19,483,464
Cash					486,640
Receivable for investment securities sold					4,840,561
Receivable for shares of Capital Stock subscribed					224,573
Dividends and interest receivable					375,081
					294,398,400

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)					347,264
Liability for securities on loan—Note 1(b)					19,483,464
Payable for shares of Capital Stock redeemed					5,070,925
Loan commitment fees payable					150
					24,901,803

Net Assets ( $)					269,496,597

Composition of Net Assets ($):
Paid-in capital					241,471,143
Accumulated investment (loss)—net					(336,039)
Accumulated net realized gain (loss) on investments					(13,451,048)
Accumulated net unrealized appreciation
(depreciation) on investments					41,812,541

Net Assets ( $)					269,496,597

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	151,866,469	48,743,305	16,491,963	50,761,382	1,633,478
Shares Outstanding	8,831,695	2,990,193	1,009,556	2,900,047	96,211

Net Asset Value
Per Share ( $)	17.20	16.30	16.34	17.50	16.98

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $1,739 foreign
taxes withheld at source):
Unaffiliated issuers	1,750,682
Affiliated issuers	17,555
Income on securities lending	11,672
Total Income	1,779,909
Expenses:
Management fee—Note 2(a)	1,571,313
Distribution and service plan fees—Note 2(b)	542,372
Loan commitment fees—Note 4	1,237
Interest expense—Note 4	1,026
Total Expenses	2,115,948
Investment (Loss)—Net	(336,039)

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	19,241,838
Net unrealized appreciation (depreciation) on investments	(10,355,136)
Net Realized and Unrealized Gain (Loss) on Investments	8,886,702
Net Increase in Net Assets Resulting from Operations	8,550,663

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment (loss)—net	(336,039)	(834,449)
Net realized gain (loss) on investments	19,241,838	4,254,603
Net unrealized appreciation
(depreciation) on investments	(10,355,136)	53,181,380
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,550,663	56,601,534

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	30,575,038	64,031,243
Class B shares	2,789,333	6,685,895
Class C shares	1,780,743	3,938,123
Class R shares	6,734,569	16,213,510
Class T shares	505,788	7,066,708
Cost of shares redeemed:
Class A shares	(30,181,698)	(52,342,850)
Class B shares	(6,449,767)	(8,362,790)
Class C shares	(1,887,428)	(2,592,427)
Class R shares	(17,238,646)	(43,208,527)
Class T shares	(411,732)	(6,711,443)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(13,783,800)	(15,282,558)
Total Increase (Decrease) in Net Assets	(5,233,137)	41,318,976

Net Assets ($):
Beginning of Period	274,729,734	233,410,758
End of Period	269,496,597	274,729,734

14

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Class Aa
Shares sold	1,740,831	4,475,622
Shares redeemed	(1,721,772)	(3,674,986)
Net Increase (Decrease) in Shares Outstanding	19,059	800,636

Class Ba
Shares sold	167,540	496,630
Shares redeemed	(383,078)	(624,968)
Net Increase (Decrease) in Shares Outstanding	(215,538)	(128,338)

Class C
Shares sold	106,860	292,590
Shares redeemed	(113,815)	(192,486)
Net Increase (Decrease) in Shares Outstanding	(6,955)	100,104

Class R
Shares sold	377,069	1,141,554
Shares redeemed	(972,335)	(3,158,056)
Net Increase (Decrease) in Shares Outstanding	(595,266)	(2,016,502)

Class T
Shares sold	29,427	503,176
Shares redeemed	(23,386)	(469,246)
Net Increase (Decrease) in Shares Outstanding	6,041	33,930

a During the period ended April 30, 2004, 148,742 Class B shares representing $2,529,691 were automatically converted to 141,168 Class A shares and during the period ended October 31, 2003, 20,828 Class B shares representing $291,034 were automatically converted to 19,874 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004			Year Ended October 31,

Class A Shares	(Unaudited)		2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	16.68		13.16	13.73	19.99	16.69	14.24
Investment Operations:
Investment (loss)—net[a]	(.01)		(.03)	(.03)	(.04)	(.03)	(.03)
Net realized and unrealized
gain (loss) on investments	.53		3.55	(.54)	(2.69)	3.66	2.48
Total from Investment Operations	.52		3.52	(.57)	(2.73)	3.63	2.45
Distributions:
Dividends from net realized
gain on investments	—		—	—	(3.53)	(.33)	—
Net asset value, end of period	17.20		16.68	13.16	13.73	19.99	16.69

Total Return (%)[b]	3.12[c]		26.67	(4.15)	(15.81)	22.14	17.21

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.67[c]		1.35	1.35	1.35	1.35	1.35
Ratio of interest expense and
loan commitment fees
to average net assets	.00[c,d]		.00[d]	.00[d]	.00[d]	.01	—
Ratio of net investment (loss)
to average net assets	(.05)	[c]	(.24)	(.24)	(.31)	(.17)	(.17)
Portfolio Turnover Rate	33.27[c]		92.97	65.85	82.49	122.19	80.15

Net Assets, end of period
($ x 1,000)	151,866	146,958		105,449	81,028	78,425	83,674
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

16

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class B Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	15.87	12.62	13.26	19.57	16.46	14.16
Investment Operations:
Investment (loss)—net[a]	(.07)	(.13)	(.14)	(.14)	(.17)	(.15)
Net realized and unrealized
gain (loss) on investments	.50	3.38	(.50)	(2.64)	3.61	2.45
Total from Investment Operations	.43	3.25	(.64)	(2.78)	3.44	2.30
Distributions:
Dividends from net realized
gain on investments	—	—	—	(3.53)	(.33)	—
Net asset value, end of period	16.30	15.87	12.62	13.26	19.57	16.46

Total Return (%)[b]	2.71[c]	25.75	(4.83)	(16.47)	21.22	16.32

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	1.04[c]	2.10	2.10	2.10	2.10	2.10
Ratio of interest expense and
loan commitment fees
to average net assets	.00[c,d]	.00[d]	.00[d]	.00[d]	.01	—
Ratio of net investment (loss)
to average net assets	(.43)[c]	(.98)	(.98)	(1.06)	(.91)	(.92)
Portfolio Turnover Rate	33.27[c]	92.97	65.85	82.49	122.19	80.15

Net Assets, end of period
($ x 1,000)	48,743	50,866	42,067	37,556	35,959	25,724
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class C Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	15.90	12.64	13.29	19.59	16.48	14.17
Investment Operations:
Investment (loss)—net[a]	(.07)	(.13)	(.14)	(.14)	(.17)	(.15)
Net realized and unrealized
gain (loss) on investments	.51	3.39	(.51)	(2.63)	3.61	2.46
Total from Investment Operations	.44	3.26	(.65)	(2.77)	3.44	2.31
Distributions:
Dividends from net realized
gain on investments	—	—	—	(3.53)	(.33)	—
Net asset value, end of period	16.34	15.90	12.64	13.29	19.59	16.48

Total Return (%)[b]	2.70[c]	25.79	(4.89)	(16.40)	21.19	16.30

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	1.04[c]	2.10	2.10	2.10	2.10	2.10
Ratio of interest expense and
loan commitment fees
to average net assets	.00[c,d]	.00[d]	.00[d]	.00[d]	.01	—
Ratio of net investment (loss)
to average net assets	(.42)[c]	(.99)	(.99)	(1.06)	(.91)	(.92)
Portfolio Turnover Rate	33.27[c]	92.97	65.85	82.49	122.19	80.15

Net Assets, end of period
($ x 1,000)	16,492	16,164	11,587	8,203	7,178	5,473
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

18

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	16.95	13.35	13.89	20.14	16.77	14.28
Investment Operations:
Investment income (loss)—net[a]	.01	.01	.00[b]	(.01)	.02	.01
Net realized and unrealized
gain (loss) on investments	.54	3.59	(.54)	(2.71)	3.68	2.48
Total from Investment Operations	.55	3.60	(.54)	(2.72)	3.70	2.49
Distributions:
Dividends from net realized
gain on investments	—	—	—	(3.53)	(.33)	—
Net asset value, end of period	17.50	16.95	13.35	13.89	20.14	16.77

Total Return (%)	3.24[c]	26.97	(3.89)	(15.56)	22.40	17.44

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.55[c]	1.10	1.10	1.10	1.10	1.10
Ratio of interest expense and
loan commitment fees
to average net assets	.00[c,d]	.00[d]	.00[d]	.00[d]	.01	—
Ratio of net investment income
(loss) to average net assets	.07[c]	.04	.02	(.06)	.10	.09
Portfolio Turnover Rate	33.27[c]	92.97	65.85	82.49	122.19	80.15

Net Assets, end of period
($ x 1,000)	50,761	59,256	73,575	86,251	113,318	94,455
a Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class T Shares	(Unaudited)	2003	2002	2001	2000	1999[a]

Per Share Data ($):
Net asset value,
beginning of period	16.49	13.05	13.64	19.93	16.68	16.84
Investment Operations:
Investment (loss)—net[b]	(.03)	(.07)	(.12)	(.07)	(.08)	(.01)
Net realized and unrealized
gain (loss) on investments	.52	3.51	(.47)	(2.69)	3.66	(.15)
Total from Investment Operations	.49	3.44	(.59)	(2.76)	3.58	(.16)
Distributions:
Dividends from net realized
gain on investments	—	—	—	(3.53)	(.33)	—
Net asset value, end of period	16.98	16.49	13.05	13.64	19.93	16.68

Total Return (%)[c]	3.04[d]	26.28	(4.32)	(16.04)	21.84	.95[d]

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.80[d]	1.60	1.60	1.60	1.60	.34[d]
Ratio of interest expense and
loan commitment fees
to average net assets	.00[d,e]	.00[e]	.00[e]	.00[e]	.01	—
Ratio of net investment (loss)
to average net assets	(.18)[d]	(.49)	(.83)	(.53)	(.41)	(.06)[d]
Portfolio Turnover Rate	33.27[d]	92.97	65.85	82.49	122.19	80.15

Net Assets, end of period
($ x 1,000)	1,633	1,486	734	243	109	2
a From August 16, 1999 (commencement of initial offering) to October 31, 1999.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Amount represents less than .01%.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 400 MidCap Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. Short-term investments (excluding U.S. Treasury Bills) are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities trans-

22

actions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the act.

(d) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $32,516,099 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $9,344,169 of the carryover expires in fiscal 2009 and $23,171,930 expires in fiscal 2010.

24

NOTE 2—Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $258,246, Rule 12b-1 distribution fees $74,700, and shareholder services plan fees $14,318.

During the period ended April 30, 2004, the Distributor retained $17,065 and $21 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $52,892 and $824 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Distribution and service plan: Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the “Service Plan”) under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares a

26

fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2004, Class A, Class B, Class C and Class T shares were charged $194,061, $194,589, $63,532 and $2,075, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $64,863, $21,177 and $2,075, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund's securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $93,209,428 and $100,168,793, respectively.

At April 30, 2004, accumulated net unrealized appreciation on investments was $41,812,541, consisting of $51,216,316 gross unrealized appreciation and $9,403,775 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax pur-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

poses was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2004, was approximately $70,000, with a related weighted average annualized interest rate of 1.47%.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages,

28

rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 29

For More Information

Dreyfus Premier
Midcap Stock Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0330SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Small Cap Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Small Cap Value Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Mark W. Sikorski, CFA.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. One result of the economic rebound has been higher overall earnings and stock prices for many U.S. companies.

Although recent economic news generally has been encouraging, we continue to believe that investors should be aware of the potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation and the chance that terrorism could cause instability in global markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Mark W. Sikorski, CFA, Portfolio Manager

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund's Class A, B, C, R and T shares produced total returns of 11.83%, 11.41%, 11.39%, 11.98% and 11.68%, respectively.1 In comparison, the fund's benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of 9.09%.2 In addition, the average total return of all funds reported in the Lipper Small-Cap Value Funds category was 10.45% over the reporting period.3

Stocks generally continued to benefit during the reporting period from an improving economy, low interest rates and higher corporate profits. The fund produced higher returns than the Index and its Lipper category average, primarily on the strength of its investments in business services-related companies and in the energy sector, where oil and natural gas prices rose.

What is the fund's investment approach?

The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Index.This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small U.S. companies.We use a disciplined process that combines disciplined valuation techniques, fundamental analysis and risk management to select undervalued stocks for the fund.

In selecting securities, we use a disciplined valuation model to identify and rank undervalued stocks. Undervalued stocks are normally characterized by relatively low price-to-earnings and low price-to-book ratios. The model analyzes how a stock is priced relative to its perceived intrinsic value.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities, drawing on a variety of sources, including Wall Street research and company management.

Then the portfolio is constructed so that its sector weightings and risk characteristics are similar to those of the Index.

What other factors influenced the fund's performance?

While virtually every sector within the fund posted gains during the reporting period, the prevailing economic recovery was especially good to shares of energy and manufacturing companies. The fund's energy stocks rose sharply during the reporting period, with gains concentrated among producers and distributors of natural gas such as Unit and Houston Exploration.Although the impact on consumers of higher oil prices received a good deal of publicity, natural gas prices also soared as demand increased.

The economic recovery also benefited makers of heavy machinery and construction equipment, which began to see signs of greater pricing power as order volumes increased. Many companies in this area have raised prices for finished goods, in part to pay for increased energy costs in the manufacturing process. However, higher prices also have contributed to greater profitability for many of these businesses. The fund's performance benefited from such holdings as Terex, a Connecticut-based manufacturer of equipment for the construction, infrastructure and mining industries.

The improving business climate saw a return of mergers and acquisitions activity to the capital markets, which benefited some of the fund's holdings. During the reporting period, Group 1 Software rose on news of a takeover offer by Pitney Bowes, while Vans, a youth-oriented sporting apparel company was acquired by VF Corp., the maker of Lee,Wrangler and other jeans brands.

However, in April fears of higher interest rates hurt the fund's investments in financial services, real estate investment trusts and technology shares, when speculation intensified that the Federal Reserve Board

4

would raise short-term interest rates. In addition, transportation-related stocks such as airlines, were hurt by higher fuel costs.

What is the fund's current strategy?

Although some market sectors currently appear more attractive than others, we are committed to maintaining a diversified portfolio, attempting to make money across all economic sectors while managing the risk that unexpected declines in any one area will have a disproportionate effect on the fund's performance.Therefore, we intend to continue to allocate the fund's assets in a diversified manner and we will continue our attempts to add value by selecting what we believe to be the more attractive stocks in each area.

While the overall stock market appears to be reasonably valued as of the end of the reporting period, we have continued to identify compelling values in the homebuilding area, where we expect demand to remain strong even if mortgage rates increase moderately. In the technology sector, we have found opportunities among companies that survived the tech “bubble” of 1999-2000, many of which we regard as stronger financially than they have been in years.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund 5

STATEMENT OF INVESTMENTS

April 30, 2004 (Unaudited)

Common Stocks—95.6%	Shares	Value ($)

Consumer Cyclical—13.7%
AirTran Holdings	30,000 [a]	366,300
American Axle & Manufacturing Holdings	13,500 [a,b]	519,345
Applebee's International	13,000	504,140
Aztar	25,500 [a]	660,450
BJ's Wholesale Club	14,500 [a]	351,335
CBRL Group	18,000	675,900
CSK Auto	19,500 [a]	359,970
Callaway Golf	15,000	254,550
Cato, Cl. A	29,000	580,580
Christopher & Banks	21,000	375,690
Columbia Sportswear	7,400 [a]	393,976
Continental Airlines, Cl. B	20,500 [a]	218,530
Dura Automotive Systems, Cl.A	17,500 [a]	219,800
ExpressJet Holdings	18,900 [a]	240,408
Furniture Brands International	15,000	422,100
GameStop Cl. A	23,000 [a]	405,030
Group 1 Automotive	10,300 [a]	355,968
Mesa Air Group	55,500 [a,b]	392,385
Prime Hospitality	33,500 [a]	336,675
Quiksilver	13,500 [a]	292,005
ShopKo Stores	31,000 [a]	411,060
Sonic Automotive	23,000	572,700
Stage Stores	17,000 [a]	667,420
Stanley Furniture	8,200	328,000
Stride Rite	40,000	429,200
Thor Industries	17,000	473,620
Toro	4,800	279,120
Toys R Us	24,000 [a]	370,800
Vans	28,000 [a]	568,400
Water Pik Technologies	26,000 [a]	423,800
		12,449,257
Consumer Staples—1.7%
Jarden	13,500 [a]	502,200
Ralcorp Holdings	15,000 [a]	522,150
Sensient Technologies	25,000	511,500
		1,535,850

6

Common Stocks (continued)	Shares	Value ($)

Energy Related—8.0%
AGL Resources	24,700	706,420
CMS Energy	53,000 [a]	440,430
Cimarex Energy	16,000 [a]	441,440
Denbury Resources	23,500 [a]	429,110
Energen	14,600	603,710
Forest Oil	16,500 [a]	433,125
Frontier Oil	16,000	284,480
Houston Exploration	15,800 [a]	706,892
Magnum Hunter Resources	36,000 [a]	369,720
New Jersey Resources	10,500	400,155
ONEOK	31,000	649,450
Range Resources	32,500	406,575
St. Mary Land & Exploration	12,500	451,875
Unit	24,500 [a]	692,125
Vintage Petroleum	18,000	271,260
		7,286,767
Health Care—4.4%
Bradley Pharmaceuticals	11,000 [a,b]	288,420
Curative Health Services	23,395 [a]	271,382
DaVita	10,700 [a]	546,770
ICU MedicaI	10,000 [a,b]	333,700
ILEX Oncology	4,000 [a]	92,760
Kensey Nash	11,500 [a]	372,600
Lexicon Genetics	33,500 [a]	236,510
Nuvelo	18,500 [a]	199,985
Orthodontic Centers of America	11,000 [a,b]	78,870
Osteotech	53,000 [a]	351,920
Pacificare Health Systems	11,200 [a]	400,512
Theragenics	26,500 [a]	138,860
United Therapeutics	16,600 [a,b]	408,692
Zoll Medical	8,500 [a]	256,020
		3,977,001
Interest Sensitive—20.7%
American Land Lease	17,100 [a]	330,885
Astoria Financial	13,500	464,670
BRT Realty Trust	10,900	226,938

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
BankUnited Financial, Cl. A	7,300 [a]	192,939
Capitol Bancorp	14,500	362,500
Chemical Financial	8,520	291,810
Chittenden	15,800	480,636
Citizens First Bancorp	17,500	411,250
City Holding	11,300	345,780
Columbia Banking Systems	11,700	262,548
Commercial Federal	8,600	220,676
Corus Bankshares	8,400	317,100
Doral Financial	11,700	383,643
Duke Realty	10,500	306,180
Equity One	27,500	451,000
First Citizens BancShares	3,800	465,538
First Republic Bank	10,000	381,000
FirstFed Finacial	12,900 [a]	521,418
Flagstar Bancorp	19,500	398,385
Glacier Bancorp	8,800	269,720
Great Southern Bancorp	5,100	253,113
HRPT Properties Trust	41,000	391,550
Health Care REIT	12,200 [b]	389,668
Heritage Property Investment Trust	12,800	324,864
Hudson United Bancorp	16,300	582,399
ITLA Capital	11,000 [a]	473,000
Independence Community Bank	17,000	619,310
InnKeepers USA Trust	44,500	340,425
Intergra Bank	12,500	256,750
Irwin Financial	17,100	404,415
Knight Trading Group	28,000 [a]	325,360
La Quinta	61,500 [a]	442,185
Lakeland Financial	7,800	237,900
MFA Mortgage Investments	57,700	514,107
Mercantile Bank	10,395	373,700
MeriStar Hospitality	76,000 [a]	440,800
Mid-State Bancshares	16,500	371,085
Mills	11,300	458,780
Newcastle Investment	16,000	427,520
OMEGA Healthcare Investors	30,000	277,500

8

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Pennsylvania Real Estate Investment Trust	10,000	323,500
Raymond James Financial	22,000	552,640
Reckson Associates Realty	22,400	532,448
Senior Housing Properties Trust	33,500	500,825
Sizeler Property Investors	28,500	284,145
South Financial Group	10,000	277,000
Southwest Bancorp	16,900	278,850
Susquehanna Bancshares	11,500	269,100
Washington Federal	19,000	443,840
Western Sierra Bancorp	8,000 [a]	333,920
		18,785,315
Life/Health Insurance—1.1%
Great American Financial Resources	34,500	550,275
Phoenix	33,000	418,110
		968,385
Producer Goods & Services—21.0%
AGCO	21,000 [a]	404,250
Barnes Group	11,800	321,550
Beazer Homes U.S.A.	7,300	718,685
Briggs & Stratton	7,100	497,000
Building Materials Holding	32,500	534,300
CLARCOR	13,300	585,466
CONSOL Energy	18,000 [b]	515,340
Cable Design Technologies	46,000 [a]	392,380
Cabot	9,800	331,240
Calgon Carbon	37,000	222,370
Commonwealth Industries	70,000 [a]	553,000
Covenant Transport, Cl. A	26,000 [a]	457,860
Cummins	13,800	825,378
Ducommun	13,500 [a]	318,600
ESCO Technologies	11,500 [a]	555,450
Encore Wire	9,200 [a]	251,528
Energy Partners	23,000 [a]	322,000
Gardner Denver	16,000 [a]	419,520
Georgia Gulf	11,500	366,390
Gibraltar Steel	20,500	504,300
Greif, Cl. A	14,500	476,615

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Goods & Services (continued)
Griffon	24,000 [a]	526,800
Hercules	35,000 [a]	388,850
Hughes Supply	6,000	335,340
Jacuzzi Brands	43,000 [a]	375,820
Kadant	26,000 [a]	478,400
Kennametal	7,900	340,964
Louisiana-Pacific	14,500	342,055
Lubrizol	17,600	559,680
MasTec	51,000 [a]	373,830
Moog, Cl. A	7,500 [a]	247,500
Owens-Illinois	49,000 [a]	684,040
Pacer International	26,000 [a]	488,800
Powell Industries	5,000 [a]	79,500
Regal Beloit	19,000	380,190
Schulman (A.)	19,500	390,000
Standard Pacific	12,500	630,500
Tecumseh Products, Cl. A	11,500	447,005
Terex	11,000 [a]	361,350
Tredegar	32,000	425,280
WCI Communities	19,500 [a]	474,045
Wellman	35,000	283,150
Yellow Roadway	13,200 [a]	449,460
York International	10,700	419,440
		19,055,221
Property Insurance—3.4%
Allmerica Financial	20,100 [a]	698,676
Argonaut Group	24,700 [a]	456,950
CNA Surety	27,000 [a]	294,030
LandAmerica Financial Group	14,000	576,940
Navigators Group	13,500 [a]	351,675
Platinum Underwriters Holdings	13,000	415,740
Stewart Information Services	9,500	337,250
		3,131,261
Services—8.5%
Advisory Board	12,000 [a]	415,320
CIBER	46,000 [a]	402,500

10

Common Stocks (continued)	Shares	Value ($)

Services (continued)
Cell Genesys	34,500	381,225
Cornell	36,500 [a]	442,745
Cox Radio, Cl. A	17,500 [a]	362,425
Deluxe	7,000	289,170
FindWhat.Com	16,700 [a,b]	336,655
Gray Television	30,500	452,010
HealthCare Group	14,000	219,800
Hearst-Argyle Television	18,000	472,500
Labor Ready	44,000 [a]	556,160
MPS Group	63,000 [a]	689,220
Media General, Cl. A	5,700	409,716
Regent Communications	22,000 [a]	140,140
SM & A	46,000 [a]	370,300
Thomas Nelson	6,600	172,656
Waste Connections	16,800 [a]	676,536
Watson Wyatt & Company Holdings	24,300 [a]	637,389
Westwood One	11,500 [a]	339,710
		7,766,177
Technology—10.8%
Amkor Technology	16,000 [a]	129,280
Andrew	13,000 [a]	220,350
aQuantive	43,000	432,150
Artesyn Technologies	35,000 [a]	322,350
Ascential Software	18,500 [a]	314,500
Atari	120,000 [a]	363,600
Atmel	53,000 [a]	309,520
Audiovox Cl. A	16,300 [a]	246,130
Axcelis Technologies	38,000 [a]	399,380
ChipPAC, Cl. A	32,000 [a]	196,160
Cohu	16,300	285,250
Comtech Telecommunications	19,000 [a]	307,420
Cypress Semiconductor	22,500 [a]	314,325
EarthLink	46,000 [a]	423,660
Emulex	14,500 [a]	241,715
EnPro Industries	14,100	279,180
Epicor Software	27,000 [a]	345,870

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Gateway	40,500 [a]	195,210
Hypercom	46,000 [a]	308,200
j2 Global Communications	15,500 [a,b]	358,980
Kulicke & Soffa Industries	33,000 [a]	327,690
Lionbridge Technologies	60,000 [a]	541,200
MEMC Electronic Materials	44,000 [a]	350,680
MKS Instruments	15,500 [a]	297,910
Maxtor	18,500 [a]	120,435
PTEK Holdings	78,000 [a]	793,260
RadiSys	8,000 [a]	149,360
Silicon Graphics	69,000 [a,b]	133,170
Take-Two Interactive Software	12,800 [a]	369,792
TriQuint Semiconductor	26,000 [a]	142,740
Varian Semiconductor Equiptment Associates	7,000 [a]	227,920
White Electronic Designs	54,000 [a]	391,500
		9,838,887
Utilities—2.3%
Calpine	88,000 [a,b]	381,920
Cincinnati Bell	67,000 [a]	264,650
Cleco	24,500	439,775
PNM Resources	17,400	507,732
Westar Energy	26,000	530,660
		2,124,737
Total Common Stocks
(cost $84,634,560)		86,918,858

12

Investment of Cash Collateral
for Securities Loaned—5.0%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	4,538,968)		4,538,968 [c]	4,538,968

Total Investments (cost $		92,163,528)	103.9%	94,447,826
Liabilities, Less Cash and Receivables			(3.9)%	(3,508,297)
Net Assets			100.0%	90,939,529
a Non-income producing.
b	All or a portion of these securities are on loan. At April 30, 2004, the total market value of the fund's securities on loan is $4,132,385 and the total market value of the collateral held by the fund is $4,538,968.

c	Investment in affiliated money market mutual funds.

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $4,132,385)—Note 1(b,d):
Unaffiliated issuers	87,624,560	89,908,858
Affiliated issuers	4,538,968	4,538,968
Cash		176,629
Receivable for investment securities sold		1,480,683
Receivable for shares of Capital Stock subscribed		823,746
Dividends and interest receivable		70,103
		96,998,987

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		135,443
Liability for securities on loan—Note 1(b)		4,538,968
Payable for investment securities purchased		1,093,915
Payable for shares of Capital Stock redeemed		290,932
Loan commitment fee payable		200
		6,059,458

Net Assets ( $)		90,939,529

Composition of Net Assets ($):
Paid-in capital		78,527,312
Accumulated investment (loss)—net		(171,342)
Accumulated net realized gain (loss) on investments		10,299,261
Accumulated net unrealized appreciation
(depreciation) on investments		2,284,298

Net Assets ( $)		90,939,529
Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	50,320,200	21,756,788	14,186,832	3,124,469	1,551,240
Shares Outstanding	2,693,641	1,206,484	785,346	165,910	83,788

Net Asset Value
Per Share ($)	18.68	18.03	18.06	18.83	18.51

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)
Investment Income ( $):
Income:
Cash dividends (net of $665 foreign taxes withheld at source source)	483,060
Income on securities lending	14,381
Interest	11,168
Total Income	508,609
Expenses:
Management fee—Note 2(a)	467,626
Distribution and service plan fees—Note 2(b)	211,853
Loan commitment fees—Note 4	472
Total Expenses	679,951
Investment (Loss)—Net	(171,342)

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	10,324,017
Net unrealized appreciation (depreciation) on investments	(3,488,208)
Net Realized and Unrealized Gain (Loss) on Investments	6,835,809
Net Increase in Net Assets Resulting from Operations	6,664,467

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment (loss)—net	(171,342)	(54,202)
Net realized gain (loss) on investments	10,324,017	3,119,371
Net unrealized appreciation
(depreciation) on investments	(3,488,208)	8,462,478
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,664,467	11,527,647

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(1,482,128)	—
Class B shares	(909,499)	—
Class C shares	(361,973)	—
Class R shares	(94,350)	—
Class T shares	(42,850)	—
Total Dividends	(2,890,800)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	35,208,999	9,519,048
Class B shares	3,375,168	6,159,042
Class C shares	7,725,973	2,298,111
Class R shares	1,303,972	848,385
Class T shares	912,986	700,107
Dividends reinvested:
Class A shares	1,251,568	—
Class B shares	692,013	—
Class C shares	267,228	—
Class R shares	93,752	—
Class T shares	42,331	—
Cost of shares redeemed:
Class A shares	(5,889,668)	(3,771,298)
Class B shares	(3,176,471)	(4,687,834)
Class C shares	(782,648)	(2,478,592)
Class R shares	(424,445)	(453,807)
Class T shares	(245,511)	(288,861)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	40,355,247	7,844,301
Total Increase (Decrease) in Net Assets	44,128,914	19,371,948

Net Assets ($):
Beginning of Period	46,810,615	27,438,667
End of Period	90,939,529	46,810,615

16

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Class Aa
Shares sold	1,906,943	625,140
Shares issued for dividends reinvested	70,650	—
Shares redeemed	(310,974)	(268,806)
Net Increase (Decrease) in Shares Outstanding	1,666,619	356,334

Class Ba
Shares sold	186,586	436,213
Shares issued for dividends reinvested	40,376	—
Shares redeemed	(174,783)	(345,734)
Net Increase (Decrease) in Shares Outstanding	52,179	90,479

Class C
Shares sold	423,550	155,862
Shares issued for dividends reinvested	15,546	—
Shares redeemed	(43,255)	(180,679)
Net Increase (Decrease) in Shares Outstanding	395,841	(24,817)

Class R
Shares sold	68,971	54,832
Shares issued for dividends reinvested	5,255	—
Shares redeemed	(22,234)	(34,244)
Net Increase (Decrease) in Shares Outstanding	51,992	20,588

Class T
Shares sold	48,673	47,319
Shares issued for dividends reinvested	2,409	—
Shares redeemed	(13,255)	(19,725)
Net Increase (Decrease) in Shares Outstanding	37,827	27,594

a During the period ended April 30, 2004, 18,498 Class B shares representing $341,019 were automatically converted to 17,892 Class A shares and during the period ended October 31, 2003, 20,695 Class B shares representing $283,288 were automatically converted to 20,149 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class A Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	17.43	12.32	12.11	11.75	10.63	10.45
Investment Operations:
Investment income (loss)—net[a]	(.01)	.04	.05	.10	.06	.01
Net realized and unrealized
gain (loss) on investments	2.03	5.07	.25	.32	1.06	.20
Total from Investment Operations	2.02	5.11	.30	.42	1.12	.21
Distributions:
Dividends from
investment income—net	—	—	(.06)	(.06)	—	(.03)
Dividends from net realized
gain on investments	(.77)	—	(.03)	—	—	—
Total Distributions	(.77)	—	(.09)	(.06)	—	(.03)
Net asset value, end of period	18.68	17.43	12.32	12.11	11.75	10.63

Total Return (%)[b]	11.83[d]	41.48	2.47	3.55	10.54	2.01

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.75[d]	1.50	1.50	1.50	1.50	1.50
Ratio of interest expense and
loan commitment fees
to average net assets	.00[c,d]	.00[c]	.00[c]	.01	—	—
Ratio of net investment income
(loss) to average net assets	(.06)[d]	.27	.33	.82	.59	.12
Portfolio Turnover Rate	72.73[d]	147.81	95.03	112.09	101.02	53.87

Net Assets, end of period
($ x 1,000)	50,320	17,901	8,260	4,574	4,392	4,432
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amount represents less than .01%.
d	Not annualized.

See notes to financial statements.

18

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class B Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	16.91	12.04	11.89	11.56	10.54	10.41
Investment Operations:
Investment income (loss)—net[a]	(.08)	(.06)	(.06)	.00[b]	(.02)	(.07)
Net realized and unrealized
gain (loss) on investments	1.97	4.93	.26	.33	1.04	.20
Total from Investment Operations	1.89	4.87	.20	.33	1.02	.13
Distributions:
Dividends from
investment income—net	—	—	(.02)	—	—	—
Dividends from net realized
gain on investments	(.77)	—	(.03)	—	—	—
Total Distributions	(.77)	—	(.05)	—	—	—
Net asset value, end of period	18.03	16.91	12.04	11.89	11.56	10.54

Total Return (%)[c]	11.41[d]	40.45	1.69	2.85	9.68	1.25

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	1.12[d]	2.25	2.25	2.25	2.25	2.25
Ratio of interest expense and
loan commitment fees
to average net assets	.00[d,e]	.00[e]	.00[e]	.02	—	—
Ratio of net investment income
(loss) to average net assets	(.45)[d]	(.45)	(.44)	.03	(.15)	(.63)
Portfolio Turnover Rate	72.73[d]	147.81	95.03	112.09	101.02	53.87

Net Assets, end of period
($ x 1,000)	21,757	19,519	12,804	6,591	1,658	990
a Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class C Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	16.94	12.06	11.90	11.57	10.55	10.41
Investment Operations:
Investment income (loss)—net[a]	(.08)	(.06)	(.06)	.01	(.02)	(.07)
Net realized and unrealized
gain (loss) on investments	1.97	4.94	.25	.32	1.04	.21
Total from Investment Operations	1.89	4.88	.19	.33	1.02	.14
Distributions:
Dividends from net realized
gain on investments	(.77)	—	(.03)	—	—	—
Net asset value, end of period	18.06	16.94	12.06	11.90	11.57	10.55

Total Return (%)[b]	11.39[c]	40.46	1.61	2.85	9.67	1.34

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	1.12[c]	2.25	2.25	2.25	2.25	2.25
Ratio of interest expense and
loan commitment fees
to average net assets	.00[c,d]	.00[d]	.00[d]	.02	—	—
Ratio of net investment income
(loss) to average net assets	(.44)[c]	(.45)	(.44)	.05	(.17)	(.63)
Portfolio Turnover Rate	72.73[c]	147.81	95.03	112.09	101.02	53.87

Net Assets, end of period
($ x 1,000)	14,187	6,598	4,996	2,012	1,014	660
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

20

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	17.54	12.36	12.17	11.80	10.65	10.47
Investment Operations:
Investment income—net[a]	.01	.08	.08	.14	.09	.04
Net realized and unrealized
gain (loss) on investments	2.05	5.10	.25	.32	1.06	.20
Total from Investment Operations	2.06	5.18	.33	.46	1.15	.24
Distributions:
Dividends from
investment income—net	—	—	(.11)	(.09)	—	(.06)
Dividends from net realized
gain on investments	(.77)	—	(.03)	—	—	—
Total Distributions	(.77)	—	(.14)	(.09)	—	(.06)
Net asset value, end of period	18.83	17.54	12.36	12.17	11.80	10.65

Total Return (%)	11.98[b]	41.91	2.64	3.88	10.80	2.26

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.62[b]	1.25	1.25	1.25	1.25	1.25
Ratio of interest expense and
loan commitment fees
to average net assets	.00[b,c]	.00[c]	.00[c]	.01	—	—
Ratio of net investment income
to average net assets	.05[b]	.55	.58	1.07	.84	.36
Portfolio Turnover Rate	72.73[b]	147.81	95.03	112.09	101.02	53.87

Net Assets, end of period
($ x 1,000)	3,124	1,998	1,154	589	631	509
a Based on average shares outstanding at each month end.
b	Not annualized.
c	Amount represents less than .01%.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class T Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	17.30	12.25	12.10	11.72	10.34
Investment Operations:
Investment income (loss)—net[b]	(.04)	.00[c]	.01	.06	.02
Net realized and unrealized
gain (loss) on investments	2.02	5.05	.25	.35	1.36
Total from Investment Operations	1.98	5.05	.26	.41	1.38
Distributions:
Dividends from investment income—net	—	—	(.08)	(.03)	—
Dividends from net realized
gain on investments	(.77)	—	(.03)	—	—
Total Distributions	(.77)	—	(.11)	(.03)	—
Net asset value, end of period	18.51	17.30	12.25	12.10	11.72[e]

Total Return (%)[d]	11.68[e]	41.22	2.09	3.46	13.35[e]

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.87[e]	1.75	1.75	1.75	1.17[e]
Ratio of interest expense and
loan commitment fees
to average net assets	.00[e,f]	.00[f]	.00[f]	.02	—
Ratio of net investment income
(loss) to average net assets	(.20)[e]	.00[f]	.05	.52	.21[e]
Portfolio Turnover Rate	72.73[e]	147.81	95.03	112.09	101.02

Net Assets, end of period ($ x 1,000)	1,551	795	225	48	1
a From March 1, 2000 (commencement of initial offering) to October 31, 2000.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01.
d	Exclusive of sales charge.
e	Not annualized.
f	Amount represents less than .01%.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Russell 2000 Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. Short-term investments (excluding U.S. Treasury Bills) are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.

24

Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of current year distributions, will be determined at the end of the current fiscal year.

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director

26

receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $94,207, Rule 12b-1 distribution fees $33,332 and shareholder services plan fees $7,904.

During the period ended April 30, 2004, the Distributor retained $13,451 and $295 from commissions earned on sales of fund's Class A and T shares, respectively, and $19,357and $1,788 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Distribution and service plan: Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2004, Class A, Class B, Class C and Class T shares were charged $48,687, $81,804, $38,313 and $1,505, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $27,268, $12,771 and $1,505, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $86,123,081 and $52,328,029, respectively.

At April 30, 2004, accumulated net unrealized appreciation on investments was $2,284,298, consisting of $6,938,844 gross unrealized appreciation and $4,654,546 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

NOTE 4—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 29

For More Information

Dreyfus Premier
Small Cap Value Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0148SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
13	Financial Highlights
17	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Tax Managed Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Tax Managed Growth Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. One result of the economic rebound has been higher overall earnings and stock prices for many U.S. companies.

Although recent economic news generally has been encouraging, we continue to believe that investors should be aware of the potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation and the chance that terrorism could cause instability in global markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund produced total returns of 7.00% for Class A shares, 6.57% for Class B shares, 6.53% for Class C shares and 6.89% for Class T shares.1 For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index (“S&P 500 Index”), provided a 6.27% total return.2

On May 14, 2004, after the end of the reporting period, the fund added Class R shares.

The U.S. stock market proved to be relatively volatile during the reporting period, gaining value as the economy strengthened before declining sharply in April, when concerns over potentially higher interest rates took their toll. The fund produced higher returns than the S&P 500 Index for the overall reporting period, primarily because its holdings of leading blue-chip companies held up better than the average company during April's downturn.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals.The result is a portfolio of stocks in prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner cognizant of the concerns of tax-conscious investors. Our tax-managed approach is based on targeting long-term growth rather than short-term profit.We typically buy and sell relatively few stocks during the course of the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

year, which may help reduce investors' tax liabilities and the fund's trading costs. During the reporting period, the fund's portfolio turnover rate was 0%.3

What other factors influenced the fund's performance?

During the early part of the reporting period, the fund's performance lagged that of the S&P 500 Index as smaller, lower-quality companies continued to post higher returns than the larger, well-established companies in which the fund invests. In this environment, companies in the technology sector and other economically sensitive areas fared better than companies that historically have produced steady, consistent returns in good and bad economic times.

Market sentiment appeared to shift in February 2004, when investors turned their attention to higher-quality companies that tend to perform well in the later stages of economic recoveries.Although terrorism in March briefly derailed the market's renewed preference for higher-quality companies, the trend resumed in April after the U.S. Department of Labor released statistics showing a dramatic increase in new jobs. Investors became concerned that rising employment, higher commodities prices and other inflationary pressures might cause the Federal Reserve Board (the “Fed”) to begin raising short-term interest rates, which could adversely affect the growth rates of smaller companies.

In this changing market environment, the fund enjoyed particularly robust results from its holdings in the consumer staples area, which benefited from higher earnings, rising dividends and a history of consistency as the economic recovery unfolded.The fund's overweighted position in the sector and successful stock selection strategy helped drive the fund's strong relative performance. For example, food and tobacco giant Altria Group, which represented the fund's top performer during the reporting period, announced stronger than expected earnings growth and appeared to benefit from an easing of litigation-related issues.

The fund also received strong contributions to performance from its energy holdings. Leading integrated oil producers such as Exxon

4

Mobil, British Petroleum and ChevronTexaco benefited from higher oil and gas prices and the appearance of long-dormant inflationary pressures. However, the fund sold its position in The Royal Dutch Shell Group due to allegations of mismanagement in the way it estimated its oil reserves.

A few of the fund's holdings detracted from its performance. By far the largest negative contribution came from semiconductor manufacturer Intel, whose stock price fell sharply on inventory-related concerns in Asia. Retailer Wal-Mart Stores and mortgage finance enterprise Fannie Mae also declined during the reporting period when consumer spending and mortgage refinancing activity softened.

What is the fund's current strategy?

As long-term investors, we have continued to maintain our buy-and-hold approach to investing in some of the nation's largest and most consistently successful companies. Nonetheless, we remain aware of economic conditions, including current expectations that the Fed may begin to raise interest rates sometime this year. In our judgment, dividend-paying companies that have demonstrated an ability to achieve consistent earnings growth in a variety of economic climates, including those characterized by rising short-term interest rates, are likely to command investors' attention over the long term.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3	Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund 5

STATEMENT OF INVESTMENTS

April 30, 2004 (Unaudited)

Common Stocks—99.5%	Shares	Value ($)

Banking—6.1%
Bank of America	40,948	3,295,904
Federal Home Loan Mortgage	55,000	3,212,000
Federal National Mortgage Assoociation	100,000	6,872,000
SunTrust Banks	60,000	4,083,000
		17,462,904
Capital Goods—4.9%
Emerson Electric	53,000	3,191,660
General Electric	360,000	10,782,000
		13,973,660
Diversified Financial Services—8.6%
American Express	120,000	5,874,000
Citigroup	240,833	11,581,659
J.P. Morgan Chase & Co.	134,500	5,057,200
Merrill Lynch	37,000	2,006,510
		24,519,369
Energy—12.1%
BP, ADR	150,000	7,935,000
ChevronTexaco	89,000	8,143,500
Exxon Mobil	431,612	18,365,091
		34,443,591
Food, Beverage & Tobacco—19.1%
Altria Group	315,000	17,444,700
Anheuser-Busch Cos.	108,000	5,533,920
Coca-Cola	250,000	12,642,500
Kraft Foods	84,000	2,764,440
Nestle, ADR	100,000	6,340,625
PepsiCo	175,000	9,535,750
		54,261,935
Health Care—.1%
Medco Health Solutions	11,105	393,117
Hotel Restraurants & Leisure—1.1%
McDonald's	115,000	3,131,450

6

Common Stocks (continued)	Shares	Value ($)

Household & Personal Products—5.4%
Colgate-Palmolive	75,000	4,341,000
Estee Lauder, Cl. A	30,000	1,371,300
Procter & Gamble	90,000	9,517,500
		15,229,800
Insurance—6.1%
American International Group	68,425	4,902,651
Berkshire Hathaway, Cl. A	60 [a]	5,603,400
Marsh & McLennan Cos.	150,000	6,765,000
		17,271,051
Media—4.6%
Fox Entertainment Group, Cl. A	25,000 [a]	696,250
McGraw-Hill Cos.	95,000	7,491,700
Time Warner	139,700 [a]	2,349,754
Viacom, Cl. B	70,000	2,705,500
		13,243,204
Pharmaceuticals & Biotechnology—15.8%
Abbott Laboratories	133,000	5,854,660
Johnson & Johnson	190,000	10,265,700
Lilly (Eli) & Co.	95,000	7,011,950
Merck & Co.	130,000 [a]	6,110,000
Pfizer	435,000	15,555,600
		44,797,910
Retailing—6.0%
Wal-Mart Stores	155,000	8,835,000
Walgreen	240,000	8,275,200
		17,110,200
Semiconductors & Semiconductor Equipment—4.4%
Intel	490,000	12,607,700
Software & Services—2.3%
Microsoft	250,000	6,492,500
Technology Hardware & Equipment—1.9%
International Business Machines	60,000	5,290,200

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)			Shares	Value ($)

Transportation—1.0%
United Parcel Service, Cl. B			40,000	2,806,000
Total Common Stocks
(cost $	260,384,200)			283,034,591

Preferred Stocks—.7%

Media;
News Corp, ADR, Cum., $		1.960
(cost $	1,391,500)		55,000	1,856,250

Total Investments (cost		$261,775,700)	100.2%	284,890,841
Liabilities, Less Cash and Receivables			(.2%)	(519,156)
Net Assets			100.0%	284,371,685

a Non-income producing. See notes financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	261,775,700	284,890,841
Dividends and interest receivable		433,852
Receivable for shares of Capital Stock subscribed		29,484
		285,354,177

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		437,735
Cash overdraft due to Custodian		66,682
Payable for shares of Capital Stock redeemed		478,075
		982,492

Net Assets ( $)		284,371,685

Composition of Net Assets ($):
Paid-in capital		294,725,939
Accumulated undistributed investment income—net		208,895
Accumulated net realized gain (loss) on investments		(33,678,290)
Accumulated net unrealized appreciation
(depreciation) on investments		23,115,141

Net Assets ( $)		284,371,685
Net Asset Value Per Share
	Class A	Class B	Class C	Class T

Net Assets ($)	92,555,134	128,460,684	58,180,146	5,175,721
Shares Outstanding	5,866,870	8,478,152	3,842,342	332,493

Net Asset Value Per Share ($)	15.78	15.15	15.14	15.57

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $6,500 foreign taxes withheld at source):
Unaffilliated issuers	3,078,122
Affiliated issuers	433
Income on securities lending	5,387
Total Income	3,083,942
Expenses:
Management fee—Note 2(a)	1,602,779
Distribution and service plan fees—Note 2(b)	1,111,057
Interest expense—Note 4	3,046
Loan commitment fees—Note 4	1,338
Total Expenses	2,718,220
Investment Income—Net	365,722

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(2,251,984)
Net unrealized appreciation (depreciation) on investments	20,927,115
Net Realized and Unrealized Gain (Loss) on Investments	18,675,131
Net Increase in Net Assets Resulting from Operations	19,040,853

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	365,722	593,589
Net realized gain (loss) on investments	(2,251,984)	(8,603,573)
Net unrealized appreciation
(depreciation) on investments	20,927,115	33,313,308
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,040,853	25,303,324

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(650,724)	—
Class B shares	(37,571)	—
Class C shares	(36,071)	—
Class T shares	(26,050)	—
Total Dividends	(750,416)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	20,654,162	25,359,780
Class B shares	4,608,580	11,478,601
Class C shares	3,950,469	10,978,619
Class T shares	246,909	254,677
Dividends reinvested:
Class A shares	501,465	—
Class B shares	25,428	—
Class C shares	20,219	—
Class T shares	22,338	—
Cost of shares redeemed:
Class A shares	(14,038,196)	(21,125,423)
Class B shares	(28,022,774)	(26,857,128)
Class C shares	(8,567,259)	(15,167,098)
Class T shares	(552,664)	(1,197,288)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(21,151,323)	(16,275,260)
Total Increase (Decrease) in Net Assets	(2,860,886)	9,028,064

Net Assets ($):
Beginning of Period	287,232,571	278,204,507
End of Period	284,371,685	287,232,571
Undistributed investment income—net	208,895	593,589

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Class Aa
Shares sold	1,320,657	1,900,719
Shares issued for dividends reinvested	33,232	—
Shares redeemed	(897,444)	(1,535,716)
Net Increase (Decrease) in Shares Outstanding	456,445	365,003

Class Ba
Shares sold	306,671	874,043
Shares issued for dividends reinvested	1,749	—
Shares redeemed	(1,862,721)	(2,053,559)
Net Increase (Decrease) in Shares Outstanding	(1,554,301)	(1,179,516)

Class C
Shares sold	262,661	833,021
Shares issued for dividends reinvested	1,392	—
Shares redeemed	(571,987)	(1,157,605)
Net Increase (Decrease) in Shares Outstanding	(307,934)	(324,584)

Class T
Shares sold	15,949	19,186
Shares issued for dividends reinvested	1,499	—
Shares redeemed	(35,623)	(88,898)
Net Increase (Decrease) in Shares Outstanding	(18,175)	(69,712)

a During the period ended April 30, 2004, 101,551 Class B shares representing $1,545,614 were automatically converted to 97,762 Class A shares and during the period ended October 31, 2003, 47,406 Class B shares representing $651,739 were automatically converted to 45,473 Class A shares.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class A Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	14.86	13.51	15.27	18.88	17.67	14.77
Investment Operations:
Investment income—net[a]	.06	.10	.07	.05	.02	.09
Net realized and unrealized
gain (loss) on investments	.98	1.25	(1.83)	(3.66)	1.19	2.81
Total from
Investment Operations	1.04	1.35	(1.76)	(3.61)	1.21	2.90
Distributions:
Dividends from
investment income—net	(.12)	—	—	—	—	—
Net asset value, end of period	15.78	14.86	13.51	15.27	18.88	17.67

Total Return (%)[b]	7.00[c]	9.99	(11.53)	(19.12)	6.85	19.64

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.67[c]	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	.38[c]	.74	.44	.27	.10	.15
Portfolio Turnover Rate	—	3.51	7.25	3.56	4.21	1.26

Net Assets, end of period
($ x 1,000)	92,555	80,401	68,183	70,431	89,166	82,943
a Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004			Year Ended October 31,

Class B Shares	(Unaudited)		2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	14.22		13.03	14.83	18.48	17.43	14.67
Investment Operations:
Investment income (loss)—net[a]	.00[b]		.00[b]	(.05)	(.08)	(.12)	(.15)
Net realized and unrealized
gain (loss) on investments	.93		1.19	(1.75)	(3.57)	1.17	2.91
Total from
Investment Operations	.93		1.19	(1.80)	(3.65)	1.05	2.76
Distributions:
Dividends from
investment income—net	(.00)	[b]	—	—	—	—	—
Net asset value, end of period	15.15		14.22	13.03	14.83	18.48	17.43

Total Return (%)[c]	6.57[d]		9.13	(12.14)	(19.75)	6.02	18.81

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.04[d]		2.10	2.10	2.10	2.10	2.10
Ratio of net investment income
(loss) to average net assets	.01[d]		.01	(.32)	(.48)	(.65)	(.60)
Portfolio Turnover Rate	—		3.51	7.25	3.56	4.21	1.26

Net Assets, end of period
($ x 1,000)	128,461	142,689		146,118	182,073	227,555	192,196
a Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

14

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class C Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	14.22	13.03	14.82	18.47	17.42	14.66
Investment Operations:
Investment income (loss)—net[a]	.00[b]	.00[b]	(.05)	(.08)	(.12)	(.14)
Net realized and unrealized
gain (loss) on investments	.93	1.19	(1.74)	(3.57)	1.17	2.90
Total from
Investment Operations	.93	1.19	(1.79)	(3.65)	1.05	2.76
Distributions:
Dividends from
investment income—net	(.01)	—	—	—	—	—
Net asset value, end of period	15.14	14.22	13.03	14.82	18.47	17.42

Total Return (%)[c]	6.53[d]	9.13	(12.08)	(19.76)	6.03	18.74

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.04[d]	2.10	2.10	2.10	2.10	2.10
Ratio of net investment income
(loss) to average net assets	.01[d]	.01	(.31)	(.48)	(.64)	(.60)
Portfolio Turnover Rate	—	3.51	7.25	3.56	4.21	1.26

Net Assets, end of period
($ x 1,000)	58,180	59,007	58,289	59,104	70,239	62,533
a Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class T Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	14.64	13.36	15.12	18.75	17.60	14.74
Investment Operations:
Investment income (loss)—net[a]	.04	.07	.03	.00[b]	(.03)	.12
Net realized and unrealized
gain (loss) on investments	.96	1.21	(1.79)	(3.63)	1.18	2.74
Total from
Investment Operations	1.00	1.28	(1.76)	(3.63)	1.15	2.86
Distributions:
Dividends from
investment income—net	(.07)	—	—	—	—	—
Net asset value, end of period	15.57	14.64	13.36	15.12	18.75	17.60

Total Return (%)[c]	6.89[d]	9.58	(11.64)	(19.36)	6.53	19.40

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.80[d]	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income
(loss) to average net assets	.26[d]	.51	.18	.02	(.14)	(.10)
Portfolio Turnover Rate	—	3.51	7.25	3.56	4.21	1.26

Net Assets, end of period
($ x 1,000)	5,176	5,135	5,615	7,404	8,290	8,457
a Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income.The Dreyfus Corporation (“Dreyfus”) serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund's sub-investment adviser.

On January 29, 2004, the fund's Board of Directors approved, effective May 14, 2004, the addition of Class R shares.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities

18

on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $31,426,306 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $235,550 of the carryover expires in fiscal 2007, $3,064,821 expires in fiscal 2008, $5,341,001 expires in fiscal 2009, $14,181,361 expires in fiscal 2010 and $8,603,573 expires in fiscal 2011.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

There were no distributions paid to shareholders during the fiscal year ended October 31, 2003. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between

20

the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $260,521, Rule 12b-1 distribution plan fees $137,160 and service plan fees $40,054.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

During the period ended April 30, 2004, the Distributor retained $14,802 and $445 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $190,253 and $6,823 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Distribution and service plan: Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2004, Class A, Class B, Class C and Class T shares were charged $110,916, $517,147, $223,009 and $6,633, respectively, pursuant to their respective Plans. During the period ended April 30, 2004, Class B, Class C and Class T shares were charged $172,383, $74,336 and $6,633, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus. During the period ended April 30, 2004, the fund derived $433 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 3—Securities Transactions:

The aggregate amount of sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted $21,214,339.

At April 30, 2004, accumulated net unrealized appreciation on investments was $23,115,141, consisting of $39,490,513 gross unrealized appreciation and $16,375,372 gross unrealized depreciation.

22

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2004, was approximately $427,000, with a related weighted average annualized interest rate of 1.41%.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litiga-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tion expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

On April 22, 2004, the fund's Board of Directors approved an Agreement and Plan of Reorganization, subject to the approval of shareholders of Dreyfus Premier Core Equity Fund, on or about September 8, 2004, providing for the fund to acquire the net assets of Dreyfus Premier Core Equity Fund in exchange for shares of Capital Stock of the fund.

24

For More Information

Dreyfus Premier
Tax Managed Growth Fund
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston,TX 77010

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0149SA0404

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statement of Changes in Net Assets
10	Financial Highlights
12	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus
U.S. Treasury Reserves

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus U.S.Treasury Reserves covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. However, an aggressively accommodative U.S. monetary policy has kept short-term interest rates near historical lows.

Despite their low yields, we continue to believe that liquidity and stability make money market funds a valuable component of many investors' portfolios. Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the money markets. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the six-month period ended April 30, 2004, the fund's Investor shares produced an annualized yield of 0.28% while its Class R shares produced a yield of 0.48%. Taking into account the effects of compounding, the fund's Investor shares and Class R shares also produced annualized effective yields of 0.28% and 0.48%, respectively.1

We attribute the fund's performance to low interest rates during the reporting period, which resulted in low yields for U.S. Treasury bills and notes.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal. As a U.S. Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States government as well as repurchase agreements with securities dealers, which are backed by U.S. Treasuries. To pursue its goal, the fund invests exclusively in direct obligations of the U.S.Treasury and in repurchase agreements secured by these obligations.

What other factors influenced the fund's performance?

Although the U.S. economy appeared to gain strength in the early part of the reporting period, the job market generally remained sluggish.As a result, the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged at 1%, citing the ability to remain “patient” in a strengthening economy while inflationary pressures remained low.

In addition, despite a rising supply of U.S. Treasury securities as the federal budget deficit ballooned, investors looked toward other types of short-term securities, such as those issued by U.S. government

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

agencies, in an attempt to capture higher yields.As a result, demand for U.S. Treasury securities fell during the reporting period, putting upward pressure on yields toward the longer end of the short-term maturity range. In response to these economic and technical factors, we extended the fund's weighted average maturity early in the reporting period to a position we considered slightly longer than average in an effort to capture incrementally higher yields.

By early 2004, the U.S. economy began to show signs of more robust improvement, including higher retail sales, strong home sales and housing starts, increased factory orders and higher public infrastructure spending. In addition, corporations began to spend and invest more in capital projects after many had cut costs, strengthened their balance sheets and refinanced their debt during the previous downturn. Improving sales and lower costs helped fuel higher earnings for many companies, including manufacturers that also benefited from consolidation within their industries. However, the apparent absence of inflationary pressures kept money market yields near historically low levels during the first quarter of the new year.

The market environment began to change in early April, with the release of data showing stronger than expected improvement in the labor markets. Many investors interpreted the data as a sign that long-dormant inflationary pressures might be resurfacing. Higher energy and commodity prices lent credence to this view, causing many investors to believe that the Fed might begin to raise short-term interest rates.As a result, yields of longer-dated U.S.Treasury bills began to rise while yields of very short-term securities remained anchored by the 1% federal funds rate.

As the yield differences between shorter- and longer-term instruments widened, we began to adopt a more defensive position, reducing the fund's weighted average maturity toward a range that we considered to be roughly in line with that of other money market funds.This strategy was designed to give us the flexibility we need to capture higher yields as they became available.

4

What is the fund's current strategy?

Just days after the end of the reporting period, the Fed chose to leave interest rates unchanged at its May meeting. However, it also refrained from stating that it could be patient before raising rates, suggesting instead that future rate hikes were likely to be “measured.”

Because the markets had anticipated the Fed's stance, the market already appeared to us to reflect the possibility of higher interest rates. Accordingly, just before the end of the reporting period, we extended the fund's weighted average maturity to a range that is slightly longer than average. As of April 30, 2004, the fund's average maturity was 48 days, compared to 36 days when the reporting period began. This positioning was designed to capture higher yields from securities toward the long end of the fund's maturity range.

In addition, as of the end of the reporting period, approximately 59% of the fund's assets was invested in U.S.Treasury securities and 41% was allocated to repurchase agreements. As always, we are prepared to modify the fund's weighted average maturity and composition as conditions evolve.

May 17, 2004

  Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)
			Annualized
			Yield on
			Date of	Principal
U.S. Treasury Bills—22.9%			Purchase (%)	Amount ($)	Value ($)

5/20/2004			.91	5,000,000	4,997,612
7/15/2004			.95	20,000,000	19,960,373
8/5/2004			.95	10,000,000	9,974,666
Total U.S. Treasury Bills
(cost $	34,932,651)				34,932,651

U.S. Treasury Notes—36.1%

3.25%, 5/31/2004			.94	10,000,000	10,019,129
2.875%, 6/30/2004			.93	10,000,000	10,031,771
2.25%, 7/31/2004			.99	20,000,000	20,062,378
6%, 8/15/2004			.97	5,000,000	5,072,798
2.125%, 8/31/2004			1.01	10,000,000	10,036,127
Total U.S. Treasury Notes
(cost $	55,222,203)				55,222,203

Repurchase Agreements—40.8%

Goldman Sachs & Co.
dated 4/30/2004, due 5/3/2004 in the amount
of $22,298,037 (fully collateralized by
$16,833,000 U.S. Treasury Bonds
8.125%-9.125%, due 5/15/2018-8/15/2019,
value $	22,742,557)		.91	22,296,346	22,296,346
Greenwich Capital Markets, Inc.
dated 4/30/2004, due 5/3/2004 in the amount
of $40,003,033 (fully collateralized by
$109,170,000 U.S. Treasury Strip Bonds
8%, due 11/15/2021, value $		40,801,198)	.91	40,000,000	40,000,000
Total Repurchase Agreements
(cost $	62,296,346)				62,296,346

Total Investments (cost $		152,451,200)		99.8%	152,451,200
Cash and Receivables (Net)				.2%	341,239
Net Assets				100.0%	152,792,439

See notes to financial statements.

6

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $62,296,346)—Note 1(c)	152,451,200	152,451,200
Cash		22,781
Interest receivable		442,668
		152,916,649

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		77,577
Payable for shares of Capital Stock redeemed		315
Dividend payable		46,318
		124,210

Net Assets ( $)		152,792,439

Composition of Net Assets ($):
Paid-in capital		152,791,608
Accumulated net realized gain (loss) on investments		831

Net Assets ( $)		152,792,439
Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	78,564,551	74,227,888
Shares Outstanding	78,564,071	74,227,537

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 7

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)
Investment Income ($):
Interest Income	782,102
Expenses:
Management fee—Note 2(a)	397,438
Distribution fees (Investor Shares)—Note 2(b)	83,854
Total Expenses	481,292
Investment Income—Net, representing net increase
in net assets resulting from operations	300,810

See notes to financial statements.

8

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	300,810	906,543
Net realized gain (loss) on investments	—	831
Net Increase (Decrease) in Net Assets
Resulting from Operations	300,810	907,374

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(119,335)	(466,429)
Class R shares	(181,475)	(440,114)
Total Dividends	(300,810)	(906,543)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	48,885,707	86,938,807
Class R shares	81,279,984	213,811,534
Dividends reinvested:
Investor shares	115,816	460,432
Class R shares	28,466	7,004
Cost of shares redeemed:
Investor shares	(62,423,721)	(85,362,778)
Class R shares	(67,377,826)	(219,368,808)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	508,426	(3,513,809)
Total Increase (Decrease) in Net Assets	508,426	(3,512,978)

Net Assets ($):
Beginning of Period	152,284,013	155,796,991
End of Period	152,792,439	152,284,013

See notes to financial statements.

The Fund 9

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Investor Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.005	.012	.046	.053	.042
Net realized and unrealized
gain (loss) on investments	—	—	—	.002	—	—
Total from Investment Operations	.001	.005	.012	.048	.053	.042
Distributions:
Dividends from
investment income—net	(.001)	(.005)	(.012)	(.046)	(.053)	(.042)
Dividends from net realized
gain on investments	—	—	—	(.002)	—	—
Total Distributions	(.001)	(.005)	(.012)	(.048)	(.053)	(.042)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.28[a]	.51	1.23	4.66	5.42	4.27

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.70[a]	.70	.70	.70	.70	.70
Ratio of net investment income
to average net assets	.28[a]	.51	1.20	4.25	5.28	4.16

Net Assets, end of period
($ x 1,000)	78,565	91,987	89,950	45,969	34,482	36,375

a Annualized.

See notes to financial statements.

10

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.007	.014	.048	.055	.044
Net realized and unrealized
gain (loss) on investments	—	—	—	.002	—	—
Total from Investment Operations	.002	.007	.014	.050	.055	.044
Distributions:
Dividends from
investment income—net	(.002)	(.007)	(.014)	(.048)	(.055)	(.044)
Dividends from net realized
gain on investments	—	—	—	(.002)	—	—
Total Distributions	(.002)	(.007)	(.014)	(.050)	(.055)	(.044)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.48[a]	.72	1.43	4.88	5.64	4.48

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.50[a]	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	.48[a]	.72	1.43	4.95	5.49	4.40

Net Assets, end of period
($ x 1,000)	74,228	60,297	65,847	101,909	591,466	564,774

a Annualized.

See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of U.S.Treasury and repurchase agreements secured by these obligations. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use

12

of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investment, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 were all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide

14

investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $64,597 and Rule 12b-1 distribution plan fees $12,980.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Distribution plan: Under the fund's Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period April 30, 2004, Investor shares were charged $83,854 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the line of credit.

NOTE 4—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages,

16

rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 17

For More Information

Dreyfus
U.S. Treasury Reserves
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.

One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0326SA0404

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund's Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ Stephen E. Canter_

Stephen E. Canter
President

Date:	June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	June 25, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	June 25, 2004

EXHIBIT INDEX

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)